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                                             STATEMENT OF ADDITIONAL INFORMATION


                                                                JANUARY 29, 2003
                                                     As Supplemented May 5, 2003
                                                               and June 24, 2003


                           THE OAKMARK FAMILY OF FUNDS
                                  No-Load Funds

                                                        Two North LaSalle Street
                                                    Chicago, Illinois 60602-3790
                                                         Telephone 1-800-OAKMARK
                                                                (1-800-625-6275)
                                                                 www.oakmark.com

This Statement of Additional Information relates to The Oakmark Fund ("Oakmark Fund"), The Oakmark Select Fund ("Select Fund"), The Oakmark Small Cap Fund ("Small Cap Fund"), The Oakmark Equity and Income Fund, ("Equity and Income Fund"), The Oakmark Global Fund ("Global Fund"), The Oakmark International Fund ("International Fund") and The Oakmark International Small Cap Fund ("International Small Cap Fund"), each a series of Harris Associates Investment Trust (the "Trust"). This Statement of Additional Information is not a prospectus but provides information that should be read in conjunction with the Funds' prospectus dated the same date as this Statement of Additional Information and any supplement thereto. You may obtain a prospectus or semi-annual or annual report from the Funds at no charge by writing, telephoning or accessing the Funds at their address, telephone number or website shown above.

                                TABLE OF CONTENTS

            THE FUNDS                                            2
            INVESTMENT RESTRICTIONS                              2
            HOW THE FUNDS INVEST                                 4
            PERFORMANCE INFORMATION                             13
            INVESTMENT ADVISER                                  19
            CODE OF ETHICS                                      21
            TRUSTEES AND OFFICERS                               22
            PRINCIPAL SHAREHOLDERS                              28
            PURCHASING AND REDEEMING SHARES                     30
            ADDITIONAL TAX INFORMATION                          32
            DISTRIBUTOR                                         33
            PORTFOLIO TRANSACTIONS                              33
            DECLARATION OF TRUST                                36
            CUSTODIAN AND TRANSFER AGENT                        36
            INDEPENDENT AUDITORS                                36
            APPENDIX A -- BOND RATINGS                         A-1
            APPENDIX B -- FINANCIAL STATEMENTS                 B-1

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                                    THE FUNDS

     Oakmark Fund, Select Fund, Small Cap Fund, Global Fund, International Fund and International Small Cap Fund seek long-term capital appreciation.

     Equity and Income Fund seeks high current income and preservation and growth of capital.

     The Funds are series of the Trust, an open-end management investment company, and each Fund other than Select Fund is diversified. The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust dated February 1, 1991 (the "Declaration of Trust").

     All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

     Each Fund's shares are divided into two share classes: Class I Shares and Class II Shares. Class I Shares of each Fund are offered to members of the general public. As described more fully in the prospectus, Class II Shares of each Fund are offered to certain retirement and profit sharing plans. Class II Shares of a Fund pay a service fee at the annual rate of .25% of the average net assets of Class II Shares of the Fund. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans. The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund. All shares of a Fund have equal voting rights (except as to matters affecting the interests of only one class) and the shares of each class are entitled to participate pro rata in any dividends and other distributions declared by the Trust's board of trustees. All shares of a Fund of a given class have equal rights in the event of liquidation of that class.

                             INVESTMENT RESTRICTIONS

     In pursuing their respective investment objectives no Fund will:

     1. [THIS RESTRICTION DOES NOT APPLY TO SELECT FUND] In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

     2.   Acquire securities of any one issuer which at the time of investment
(a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations;

     4. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing [the Fund will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of the value of the Fund's total assets];

     5. Issue any senior security except in connection with permitted borrowings;

     6. Underwrite the distribution of securities of other issuers; however the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

     7. Make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements,(1) or (c) [FUNDS OTHER THAN OAKMARK FUND] lending its portfolio securities

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(1)  A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. No Fund may invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.

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[the Fund will not lend securities having a value in excess of 33% of its assets, including collateral received for loaned securities (valued at the time of any loan)];

     8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

     9. Purchase and sell commodities or commodity contracts, except that it may enter into forward foreign currency contracts;

     10. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization;(2)

     11. Make margin purchases or participate in a joint or on a joint or several basis in any trading account in securities;

     12. Invest in companies for the purpose of management or the exercise of control;

     13. Invest more than 15% of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

     14. [OAKMARK FUND, SELECT FUND, SMALL CAP FUND AND EQUITY AND INCOME FUND ONLY] Invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction; [INTERNATIONAL FUND AND INTERNATIONAL SMALL CAP FUND ONLY] Invest more than 10% of its net assets (valued at the time of investment) in warrants valued at the lower of cost or market, provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

     15. [OAKMARK FUND, SELECT FUND, SMALL CAP FUND AND EQUITY AND INCOME FUND ONLY] Invest more than 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts);(3)

     16. Make short sales of securities unless (i) the Fund owns at least an equal amount of such securities, or of securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration or (ii) immediately after such a short sale, the aggregate value of all securities that the Fund is short (excluding short sales against-the-box(4)) does not exceed 5% of the value of the Fund's net assets, and the Fund covers such a short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff;


----------
(2) In addition to this investment restriction, the Investment Company Act of 1940 provides that a Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at the time of investment) in all investment company securities purchased by the Fund. Investment in the shares of another investment company would require the Fund to bear a portion of the management and advisory fees paid by that investment company, which might duplicate the fees paid by the Fund.

(3) Although securities represented by American Depositary Receipts ("ADRs") are not subject to restriction 15, none of these Funds has any present intention to invest more than the indicated percentage of its total assets in ADRs and securities of foreign issuers.

(4) A short sale "against the box" involves the sale of a security with respect to which the Fund already owns or has the right to acquire an equivalent amount of such security in kind amount, or securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration.

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     17.  Purchase a call option or a put option if,  immediately  thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets;

     18. Write any call option or put option unless the option is covered* and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund would not exceed 15% of its net assets;

     19. Invest in futures or options on futures, except that it may invest in forward foreign currency contracts.

     The first 10 restrictions listed above, except the bracketed portions and the footnotes related to the restrictions, are fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" of the respective Fund, which is defined in the Investment Company Act of 1940 (the "1940 Act") as the lesser of (i) 67% of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. Those restrictions not designated as "fundamental," and a Fund's investment objective, may be changed by the board of trustees without shareholder approval. A Fund's investment objective will not be changed without at least 30 days' notice to shareholders.

     Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, provided, in the case of each Fund other than Select Fund, that such purchase will not result in the Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

                              HOW THE FUNDS INVEST

BOTTOM-UP INVESTMENT PROCESS

     All portfolio managers at Harris Associates L.P., investment adviser to The Oakmark Family of Funds (the "Adviser"), strive to abide by a consistent philosophy and process. This process involves a collective, unified effort at identifying what the managers believe are the best values in the marketplace.


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*    In the case of a call option, the option is covered if the Fund owns (a)
     the securities underlying the option, (b) other securities with respect to which the Fund anticipates receiving the underlying securities as a dividend or distribution or upon a conversion or exchange and liquid assets held by the Fund having a value at least equal to the value of such underlying securities are segregated on the books of the Fund's custodian or (c) an absolute and immediate right to acquire the underlying security without additional consideration (or, if additional consideration is required, liquid assets held by the Fund having a value at least equal to that amount are segregated on the books of the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. In the case of a put option, the option is covered if assets having a value at least equal to the exercise price of the option are segregated on the books of the Fund's custodian on a daily basis. For purposes of this restriction, the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund is the aggregate value of all securities held to cover call options written plus the value of all liquid assets required to be so segregated in connection with call and put options written.

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     Each manager typically constructs a focused portfolio from a list of approved stocks, built on a stock by stock basis from the bottom up. The following chart illustrates this bottom-up investment process:

                          BOTTOM-UP INVESTMENT PROCESS

                   UNIVERSE OF THOUSANDS OF EQUITY SECURITIES
                     (ALL STOCKS AVAILABLE FOR INVESTMENT.)

                                CRITERIA SCREENS
             (MANAGERS AND RESEARCH TEAM SCREEN FOR STOCKS THAT THEY
                    BELIEVE ARE WORTH FURTHER CONSIDERATION.)

                      QUANTITATIVE AND QUALITATIVE RESEARCH
         (RIGOROUS ANALYSIS IS PERFORMED TO ENSURE THAT THE STOCK MEETS
                           CERTAIN "VALUE" STANDARDS.)

                                  APPROVED LIST
                       (APPROXIMATELY 125-150 SECURITIES.)

                                     INVEST
            (MANAGERS SELECT STOCKS FROM THE APPROVED LIST FOR THEIR
                                SPECIFIC FUNDS.)

SMALL CAP SECURITIES

     Under normal market conditions, the Small Cap Fund and International Small Cap Fund each invests at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of "small cap companies." A small cap company is one whose market capitalization is no larger than the largest market capitalization of the companies included in the S&P Small Cap 600 Index ($2.686 billion as of December 31, 2002). The mean market capitalization of companies included in the S&P Small Cap 600 Index was $542 million as of December 31, 2002. Over time, the largest market capitalization of the companies included in the S&P Small Cap 600 Index will change. As it does, the size of the companies in which each Fund invests may change. Each Fund will notify shareholders at least 60 days prior to any change in its 80% policy.

SECURITIES OF NON-U.S. ISSUERS

     International Fund and International Small Cap Fund invest primarily in securities of non-U.S. issuers, Global Fund typically invests between 40-80% of its total assets in securities of non-U.S. issuers and the other Funds each may invest up to 25% of their assets in securities of non-U.S. issuers.

     International investing permits an investor to take advantage of the growth in markets outside the United States. Investing in securities of non-U.S. issuers may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. The Funds may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts
(GDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company and trading in U.S. markets evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in both "sponsored" and "unsponsored" ADRs, EDRs or GDRs. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to depositary receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The depositary receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications.

     With respect to portfolio securities of non-U.S. issuers or denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For

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example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions."

     You should understand and consider carefully the risks involved in international investing. Investing in securities of non-U.S. issuers, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

     Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

     PRIVATIZATIONS. Some governments have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer opportunities for significant capital appreciation, and intends to invest assets of International Fund, International Small Cap Fund and Global Fund in privatizations in appropriate circumstances. In certain of those markets, the ability of foreign entities such as International Fund, International Small Cap Fund and Global Fund to participate in privatizations may be limited by local law, and/or the terms on which such Funds may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

     EMERGING MARKETS. Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of those securities or, if a Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

     Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

     The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that such an

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emergency is present. During the period commencing from a Fund's identification of such condition until the date of the SEC action, that Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Trust's board of trustees.

     Income from securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. Net asset value of a Fund may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

     Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

     Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

     CURRENCY EXCHANGE TRANSACTIONS. Each Fund may enter into currency exchange transactions either on a spot (I.E., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. A Fund's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

     If a Fund enters into a forward contract hedging an anticipated or actual holding of portfolio securities, liquid assets of the Fund, having a value at least as great as the amount of the excess, if any, of the Fund's commitment under the forward contract over the value of the portfolio position being hedged, will be segregated on the books of the Fund and held by the Fund's custodian and marked to market daily, while the contract is outstanding.

     At the maturity of a forward contract to deliver a particular currency, a Fund may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

     It is impossible to forecast precisely the market value of a portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less

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than the amount of currency the Fund is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

DEBT SECURITIES

     Each Fund may invest in debt securities, including lower-rated securities (I.E., securities rated BB or lower by Standard & Poor's, a division of the McGraw-Hill Companies ("S&P"), or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds") and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular ratings category, except that each of International Fund and International Small Cap Fund will not invest more than 10% of its respective total assets in securities rated below investment grade, Equity and Income Fund will not invest more than 20% of its total assets in such securities, and each of the other Funds will not invest more than 25% of its total assets in such securities.

     Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- and lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

     Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See "Investing with The Oakmark Family of Funds - Share Price" in the prospectus. The market value of those securities and their liquidity may be affected by adverse publicity and investor perceptions.

     A description of the characteristics of bonds in each ratings category is included in Appendix A to this statement of additional information.

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WHEN-ISSUED, DELAYED-DELIVERY AND OTHER SECURITIES

     Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

     At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation.

     A Fund may also enter into a contract with a third party that provides for the sale of securities held by the Fund at a set price, with a contingent right for the Fund to receive additional proceeds from the purchaser upon the occurrence of designated future events, such as a tender offer for the securities of the subject company by the purchaser, and satisfaction of any applicable conditions. Under such an arrangement, the amount of contingent proceeds that the Fund will receive from the purchaser, if any, will generally not be determinable at the time such securities are sold. The Fund's rights under such an arrangement will not be secured and the Fund may not receive the contingent payment if the purchaser does not have the resources to make the payment. The Fund's rights under such an arrangement also generally will be illiquid and subject to the limitations on ownership of illiquid securities.

ILLIQUID SECURITIES

     No Fund may invest in illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's assets.

     If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

     Illiquid securities may include restricted securities, which may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where a Fund holds restricted securities and registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by or under the direction of the board of trustees.

     Notwithstanding the above, each Fund may purchase securities that, although privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under the supervision of the board of trustees, may consider whether securities purchased under Rule 144A are liquid and thus not subject to the Fund's restriction of investing no more than 15% of its assets in illiquid securities. (See restriction 13 under "Investment Restrictions.") A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, (4) and the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities.

Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

PRIVATE PLACEMENTS

     Each Fund may acquire securities in private placements. Because an active trading market may not exist for such securities, the sale of such securities may be subject to delay and additional costs. No Fund will purchase such a security if more than 15% of the value of such Fund's net assets would be invested in illiquid securities.

SHORT SALES

     Each Fund may make short sales of securities if (a) the Fund owns at least an equal amount of such securities, or of securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration or (b) immediately after such a short sale, the aggregate value of all securities that the Fund is short (excluding the value of securities sold short against-the-box, as defined below) does not exceed 5% of the value of the Fund's net assets, and the Fund covers such short sales as described in the following paragraph.

     A short sale against-the-box involves the sale of a security with respect to which the Fund already owns or has the right to acquire an equivalent security in kind and amount, or securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into such securities with no restriction other than the payment of additional consideration.

     In a short sale, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, in order to cover its short positions, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian either (1) an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration or (2) cash, U.S. government securities or other liquid securities having a value equal to the excess of (a) the market value of the securities sold short over (b) the value of any cash, U.S. government securities or other liquid securities deposited as collateral with the broker in connection with the short sale. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

     Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.

LENDING OF PORTFOLIO SECURITIES

     Each Fund except Oakmark Fund may lend its portfolio securities to broker-dealers and banks to the extent indicated in restriction 7 under "Investment Restrictions." Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income and lack of access to income during this period.

FOREIGN INVESTMENT COMPANIES

     Certain markets are closed in whole or in part to direct equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through foreign government-approved or authorized investment vehicles, which may include other investment companies. A Fund may also invest in other investment companies that invest in foreign securities. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses. In addition, investing through such vehicles may be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the Fund does not own more than 3% of the voting stock of any one investment company. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser, the potential benefits of the investment justify the payment of any applicable fee, premium or sales charge.

OPTIONS

     Each Fund may purchase and sell both call options and put options on securities. An option on a security is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on an individual security has the obligation upon exercise of a call option to deliver the underlying security upon payment of the exercise price or upon exercise of a put option to pay the exercise price upon delivery of the underlying security.

     A Fund will not write any call option or put option unless the option is covered and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund would not exceed 15% of its net assets. In the case of a call option, the option is covered if the Fund owns (a) the securities underlying the option, (b) other securities with respect to which the Fund anticipates receiving the underlying securities as a dividend or distribution or upon a conversion or exchange and liquid assets held by the Fund having a value at least equal to the value of such underlying securities are segregated on the books of the Fund's custodian or (c) an absolute and immediate right to acquire the underlying security without additional consideration (or, if additional consideration is required, liquid assets held by the Fund having a value at least equal to that amount are segregated on the books of the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. In the case of a put option, the option is covered if assets having a value at least equal to the exercise price of the option are segregated on the books of the Fund's custodian on a daily basis. For purposes of this restriction, the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund is the aggregate value of all securities held to cover call options written plus the value of all liquid assets required to be so segregated in connection with call and put options written.

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, the writer may close out the option by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

     If a Fund closes out an option it has written, it will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the last reported sale price, or, if no sale price is available, at the mean between the last bid and asked prices, or if the mean is not available, at the most recent bid quotation.

     There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund was unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund was unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. If trading were suspended in an option purchased or written by a Fund, that Fund would not able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

TEMPORARY STRATEGIES

     Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the investments of International Fund, International Small Cap Fund and Global Fund may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies.

     In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, each Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

                             PERFORMANCE INFORMATION

     From time to time the Funds may quote total return figures in sales material. "Total return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. Total return figures quoted by the Funds will assume reinvestment of all dividends and distributions, but will not take into account income taxes payable by shareholders. Total return is not intended to indicate future performance. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the total return for the period.

     Average Annual Total Return will be computed as follows:

          ERV = P(1+T) (POWER OF n)

     Where:    P = the amount of an assumed initial investment in Fund shares
               T = average annual total return
               n = number of years from initial investment to the end of the period
          ERV = ending redeemable value of shares held at the end of the period

     The Funds may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

     Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

     Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

          ATV (BASE OF D) = P(1+T) (POWER OF n)

     Where:    P = a hypothetical initial investment of $1,000
               T = average annual total return (after taxes on distributions) n = number of years
          ATV (BASE OF D) = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

     Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

          ATV (BASE OF DR) = P(1+T) (POWER OF n)

     Where:    P = a hypothetical initial investment of $1,000
               T = average annual total return (after taxes on distributions) n = number of years
          ATV (BASE OF DR) = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

     Each Fund's Average Annual Total Return before and, for Class I Shares, after taxes for various periods ended December 31, 2002 are shown in the tables below. No information is provided for Class II Shares of Small Cap Fund because Class II Shares have not been sold to investors for a full calendar year. The Funds' returns may vary greatly over short periods of time and may be materially different by the time you receive this statement of additional information. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT www.oakmark.com.

OAKMARK FUND - CLASS I SHARES

             BEFORE TAXES             1 YEAR     5 YEAR           10 YEAR
     --------------------------------------------------------------------
     Average Annual Total Return      -14.41%      1.00%            11.36%

     AFTER TAXES ON DISTRIBUTIONS     1 YEAR     5 YEAR           10 YEAR
     --------------------------------------------------------------------
     Average Annual Total Return      -14.53%     -0.64%             9.50%

     AFTER TAXES ON DISTRIBUTIONS
        AND SALE OF FUND SHARES       1 YEAR     5 YEAR           10 YEAR
     --------------------------------------------------------------------
     Average Annual Total Return       -8.84%      0.44%             9.01%

OAKMARK FUND - CLASS II SHARES*

             BEFORE TAXES             1 YEAR     5 YEAR           10 YEAR
     ---------------------------------------------------------------------
     Average Annual Total Return      -14.55%      0.78%            11.11%

     * The Fund commenced operations on August 5, 1991, but until April 5, 2001, offered only Class I Shares. The historical performance of Class II Shares for the periods prior to April 5, 2001 is based on the performance of Class I Shares. The Class II Shares returns for the periods prior to April 5, 2001 are restated to reflect the differences in expenses between the Class I and Class II Shares (the expenses for Class II Shares are higher than the expenses for Class I Shares for additional shareholder servicing).

SELECT FUND - CLASS I SHARES

             BEFORE TAXES             1 YEAR     5 YEAR     LIFE OF FUND*
     --------------------------------------------------------------------
     Average Annual Total Return      -12.47%     13.05%            21.17%

     AFTER TAXES ON DISTRIBUTIONS     1 YEAR     5 YEAR     LIFE OF FUND*
     --------------------------------------------------------------------
     Average Annual Total Return      -12.50%     11.59%            19.83%

     AFTER TAXES ON DISTRIBUTIONS
        AND SALE OF FUND SHARES       1 YEAR     5 YEAR     LIFE OF FUND*
     --------------------------------------------------------------------
     Average Annual Total Return       -7.66%     10.44%            17.80%

     * From the date the Class I Shares were first offered for sale (November 1, 1996).

SELECT FUND - CLASS II SHARES*

            BEFORE TAXES              1 YEAR      5 YEAR    LIFE OF FUND**
     ---------------------------------------------------------------------
     Average Annual Total Return      -12.73%     12.73%            20.84%
     ---------------------------------------------------------------------

     * The Fund commenced operations on November 1, 1996, but until December 31, 1999, offered only Class I Shares. The historical performance of Class II Shares for the periods prior to December 31, 1999 is based on the performance of Class I Shares. The Class II Shares returns for the periods prior to December 31, 1999 are restated to reflect the differences in expenses between the Class I Shares and Class II Shares (the expenses for Class II Shares are higher than the expenses for Class I Shares for additional shareholder servicing).

     ** From the date Class I Shares were first offered for sale (November 1, 1996).

SMALL CAP FUND - CLASS I SHARES

             BEFORE TAXES             1 YEAR     5 YEAR     LIFE OF FUND*
     --------------------------------------------------------------------
     Average Annual Total Return      -13.07%     -1.73%             9.03%
     --------------------------------------------------------------------

     AFTER TAXES ON DISTRIBUTIONS     1 YEAR     5 YEAR     LIFE OF FUND*
     --------------------------------------------------------------------
     Average Annual Total Return      -13.07%     -2.73%             8.33%
     --------------------------------------------------------------------

     AFTER TAXES ON DISTRIBUTIONS
       AND SALE OF FUND SHARES        1 YEAR     5 YEAR     LIFE OF FUND*
     --------------------------------------------------------------------
     Average Annual Total Return       -8.03%     -1.40%             7.46%
     --------------------------------------------------------------------

     * From the date Class I Shares were first offered for sale (November 1, 1995).

EQUITY AND INCOME FUND - CLASS I SHARES

             BEFORE TAXES             1 YEAR     5 YEAR     LIFE OF FUND*
     --------------------------------------------------------------------
     Average Annual Total Return       -2.14%     10.91%            13.68%
     --------------------------------------------------------------------

     AFTER TAXES ON DISTRIBUTIONS     1 YEAR     5 YEAR     LIFE OF FUND*
     --------------------------------------------------------------------
     Average Annual Total Return       -2.64%      9.51%            12.23%
     --------------------------------------------------------------------

     AFTER TAXES ON DISTRIBUTIONS
       AND SALE OF FUND SHARES        1 YEAR     5 YEAR     LIFE OF FUND*
     --------------------------------------------------------------------
     Average Annual Total Return       -1.31%      8.52%            10.96%
     --------------------------------------------------------------------

     * From the date Class I Shares were first offered for sale (November 1, 1995).

EQUITY AND INCOME FUND - CLASS II SHARES*

             BEFORE TAXES             1 YEAR     5 YEAR     LIFE OF FUND**
     ---------------------------------------------------------------------
     Average Annual Total Return       -2.31%    10.75%             13.49%
     ---------------------------------------------------------------------

     * The Fund commenced operations on November 1, 1995, but until July 13, 2000, offered only Class I Shares. The historical performance of Class II Shares for the periods prior to July 13, 2000 is based on the performance of Class I Shares. The Class II Shares returns for the periods prior to July 13, 2000 are restated to reflect the differences in expenses between the Class I Shares and Class II Shares (the expenses for Class II Shares are higher than the expenses for Class I Shares for additional shareholder servicing).

     ** From the date Class I Shares were first offered for sale (November 1, 1995).

GLOBAL FUND - CLASS I SHARES

             BEFORE TAXES             1 YEAR                LIFE OF FUND*
     --------------------------------------------------------------------
     Average Annual Total Return       -2.11%                        9.40%
     --------------------------------------------------------------------

     AFTER TAXES ON DISTRIBUTIONS     1 YEAR                LIFE OF FUND*
     --------------------------------------------------------------------
     Average Annual Total Return       -2.11%                        9.01%
     --------------------------------------------------------------------

     AFTER TAXES ON DISTRIBUTIONS
        AND SALE OF FUND SHARES       1 YEAR                LIFE OF FUND*
     --------------------------------------------------------------------
     Average Annual Total Return       -1.30%                        7.54%
     --------------------------------------------------------------------

     * From the date Class I Shares were first offered for sale (August 4, 1999).

GLOBAL FUND - CLASS II SHARES*

     BEFORE TAXES                     1 YEAR               LIFE OF FUND**
     --------------------------------------------------------------------
     Average Annual Total Return       -2.49%                        9.07%
     --------------------------------------------------------------------

     * The Fund commenced operations on August 4, 1999, but until October 10, 2001, offered only Class I Shares. The historical performance of Class II Shares for the period prior to October 10, 2001 is based on the performance of Class I Shares. The Class II Shares returns for the period prior to October 10, 2001 are restated to reflect the differences in expenses between the Class I Shares and Class II Shares (the expenses for Class II Shares are higher than the expenses for Class I Shares for additional shareholder servicing).

     ** From the date Class I Shares were first offered for sale (August 4, 1999).

INTERNATIONAL FUND - CLASS I SHARES

             BEFORE TAXES             1 YEAR     5 YEAR           10 YEAR
     --------------------------------------------------------------------
     Average Annual Total Return       -8.46%      4.85%             9.75%
     --------------------------------------------------------------------

     AFTER TAXES ON DISTRIBUTIONS     1 YEAR     5 YEAR           10 YEAR
     --------------------------------------------------------------------
     Average Annual Total Return       -8.69%      3.49%             7.73%
     --------------------------------------------------------------------

     AFTER TAXES ON DISTRIBUTIONS
       AND SALE OF FUND SHARES        1 YEAR     5 YEAR           10 YEAR
     --------------------------------------------------------------------
     Average Annual Total Return       -5.09%      3.39%             7.36%
     --------------------------------------------------------------------

INTERNATIONAL FUND - CLASS II SHARES*

             BEFORE TAXES             1 YEAR        5 YEAR        10 YEAR
     --------------------------------------------------------------------
     Average Annual Total Return       -8.77%        4.57%           9.47%
     --------------------------------------------------------------------

     * The Fund commenced operations on September 30,1992, but until November 4, 1999, offered only Class I Shares. The historical performance of Class II Shares for the periods prior to November 4, 1999 is based on the performance of Class I Shares. The Class II Shares returns for the periods prior to November 4, 1999 are restated to reflect the differences in expenses between the Class I Shares and Class II Shares (the expenses for Class II Shares are higher than the expenses for Class I Shares for additional shareholder servicing).

INTERNATIONAL SMALL CAP FUND - CLASS I SHARES

            BEFORE TAXES              1 YEAR     5 YEAR     LIFE OF FUND*
     --------------------------------------------------------------------
     Average Annual Total Return       -5.12%     10.40%             6.60%
     --------------------------------------------------------------------

     AFTER TAXES ON DISTRIBUTIONS     1 YEAR     5 YEAR     LIFE OF FUND*
     --------------------------------------------------------------------
     Average Annual Total Return       -5.74%      9.20%             5.01%
     --------------------------------------------------------------------

     AFTER TAXES ON DISTRIBUTIONS
       AND SALE OF FUND SHARES        1 YEAR     5 YEAR     LIFE OF FUND*
     --------------------------------------------------------------------
     Average Annual Total Return       -2.55%      8.30%             4.85%
     --------------------------------------------------------------------

     * From the date Class I Shares were first offered for sale (November 1, 1995).

INTERNATIONAL SMALL CAP FUND - CLASS II SHARES*

            BEFORE TAXES              1 YEAR     5 YEAR    LIFE OF FUND**
     --------------------------------------------------------------------
     Average Annual Total Return       -5.50%    10.19%              6.38%
     --------------------------------------------------------------------

     * The Fund commenced operations on November 1, 1995, but until January 8, 2001, offered only Class I Shares. The historical performance of Class II Shares for the period prior to January 8, 2001 is based on the performance of Class I Shares. The Class II Shares returns are restated to reflect the differences in expenses between the Class I Shares (the expenses for Class II Shares are higher than the expenses for Class I Shares for additional shareholder servicing).

     ** From the date Class I Shares were first offered for sale (November
        1, 1995).

     The Funds also may, from time to time, quote their yield. Yield is based on historical earnings and is not intended to indicate future performance. The yield of a Fund refers to the income generated by an investment in that Fund over a one-month period (which period will be stated in the sales material). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12 month period and is shown as a percentage of the investment.

     Yield quotations are based on a 30-day (or one month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                   a-b
     Yield = 2 [( ----- +1) (POWER OF 6) - 1]
                   cd

     Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
               d = the maximum offering price per share on the last day of the period

Although they may do so in the future, each Fund typically does not calculate or advertise its yield.

     The Funds impose no sales charge and pay no distribution ("12b-1") expenses. Performance figures quoted by the Funds are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as yield and total return is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base and similar performance may not continue as assets grow.

     In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should consider differences in features and expected performance.

     Various newspapers and publications including those listed below may also make mention of a Fund's portfolio managers. Portfolio managers and other members of the Adviser's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Funds may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Funds. Biographical and other information about a Fund's portfolio managers, including information about awards received by those portfolio managers or mentions of the managers in the media, may also be described or quoted in Fund advertisements or sales literature. William C. Nygren, one of the portfolio managers of Oakmark Select Fund, was named "Morningstar Domestic Stock Manager of the Year for 2001" by Morningstar, Inc. ("Morningstar"). According to Morningstar, the award is presented to a portfolio manager based on, the manager's (i) "ability to generate exceptional returns;"
(ii) "willingness to align [his] interests with shareholders;" and (iii) "courage to stay with [his]strategies in order to produce superior risk-adjusted returns in the end."

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds generally believe to be accurate. The Funds may also refer to publicity (including performance rankings) in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines that might mention the Funds include, but are not limited to, the following:

  Barron's
  Business Week
  Changing Times
  Chicago Tribune
  Chicago Sun-Times
  Crain's Chicago Business
  Consumer Reports
  Consumer Digest
  Financial World
  Forbes
  Fortune
  Global Finance
  Investor's Business Daily
  Kiplinger's Personal Finance
  Los Angeles Times
  Money
  Mutual Fund Letter
  Mutual Funds Magazine
  Morningstar
  Newsweek
  The New York Times
  Pensions and Investments
  Personal Investor
  Smart Money
  Stanger Reports
  Time
  USA Today
  U.S. News and World Report
  The Wall Street Journal
  Worth

     A Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation. The performance of a Fund may also be compared to the following indexes or averages:

  Dow-Jones Industrial Average*
  Standard & Poor's 500 Stock Index*
  Standard & Poor's 400 Industrials
  Standard & Poor's Small Cap 600*
  Standard & Poor's Mid Cap 400*
  Russell 2000
  Wilshire 5000
  New York Stock Exchange Composite Index
  American Stock Exchange Composite Index
  NASDAQ Composite
  NASDAQ Industrials

     In addition, each of Oakmark Fund, Select Fund, Small Cap Fund and Equity and Income Fund may compare its performance to the following indexes and averages: Value Line Index; Lipper Balanced Fund Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Small Company Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Lipper Small-Cap Growth Index; Lipper Small-Cap Value Index; Lipper Small-Cap Core Index; Lipper Small Cap Fund Index; and Lehman Brothers Government/Corporate Bond Index. Each of International Fund, International Small Cap Fund and Global Fund may compare its performance to the following indexes and averages: Lipper International & Global Funds Average; Lipper Global Fund Index; Lipper International Fund Index; Lipper International Equity Funds Average; Micropal International Small Company Fund Index; Morgan Stanley Capital International World ex U.S. Index; Morgan Stanley Capital International EAFE (Europe, Australia and Far East Index); Morningstar Growth Average; Morningstar Small-Cap Funds Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Fund Average; Morningstar All Equity Funds Average; Morningstar General Equity Average; and Morningstar International Stock Average.

----------
* With dividends reinvested.

     Lipper Indexes and Averages are calculated and published by Lipper, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Each Fund may also compare its performance or ranking against all funds tracked by Lipper or another independent service, including Morningstar, Inc.

     The Funds may cite their ratings, recognition, or other mention by Morningstar or any other entity. For each Fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the Fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with the Fund's three-, five- and ten-year (if applicable) Morningstar Rating metrics.

     To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks; small company stocks; long-term corporate bonds; long-term government bonds; intermediate-term government bonds; U.S. Treasury bills; and Consumer Price Index.

                               INVESTMENT ADVISER

     The Adviser furnishes continuing investment supervision to the Funds and is responsible for overall management of the Funds' business affairs pursuant to investment advisory agreements relating to the respective Funds (the "Agreements"). The Adviser furnishes office space, equipment and personnel to the Funds, and assumes the expenses of printing and distributing the Funds' prospectus, profiles and reports to prospective investors.

     Each Fund pays the cost of its custodial, stock transfer, dividend disbursing, bookkeeping, audit and legal services. Each Fund also pays other expenses such as the cost of proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, the expenses of maintaining the registration of that Fund's shares under federal and state securities laws and the fees of trustees not affiliated with the Adviser.

     For its services as investment adviser, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Basing the fee on net assets at the end of the preceding month has the effect of
(i) delaying the impact of changes in assets on the amount of the fee and (ii) in the first year of a fund's operation, reducing the amount of the aggregate fee by providing for no fee in the first month of operation. The annual rates of fees as a percentage of each Fund's net assets are as follows:

     FUND                                          FEE
     ----                     --------------------------------------------------
     Oakmark                  1.00% up to $2.0 billion; .90% on the next $1.0
                              billion; .80% on the next $2.0 billion; and .75%
                              on net assets in excess of $5.0 billion

     Select 1.00% up to $1.0 billion; .95% on the next $500 million; .90% on the next $500 million; .85% on the next $500 million; .80% on the next $2.5 billion; and .75% on net assets in excess of $5.0 billion

     Small Cap                1.00%

     Equity and Income        .75%

     Global                   1.00%

     FUND                                          FEE
     ----                     --------------------------------------------------
     International            1.00% up to $2.0 billion; .95% on the next $1.0
                              billion; and .85% on net assets in excess of $3
                              billion

     International Small      1.25% up to $500  million;  and 1.10% on net
     Cap                      assets in excess of $500 million

     The table below shows gross advisory fees paid by the Funds and any expense reimbursements by the Adviser to them, which are described in the prospectus.

                        TYPE OF            YEAR ENDED               YEAR ENDED             YEAR ENDED
          FUND          PAYMENT        SEPTEMBER 30, 2002       SEPTEMBER 30, 2001     SEPTEMBER 30, 2000
     ----------------------------------------------------------------------------------------------------
     Oakmark         Advisory fee         $ 34,848,853             $ 25,662,135            $ 28,116,035

     Select          Advisory fee           40,838,462               27,774,016              15,325,113

     Small Cap       Advisory fee            4,121,533                2,490,470               3,683,621
                     Reimbursement                  --                       --                 252,000

     Equity and
      Income         Advisory fee           12,099,581                1,591,905                 410,864

     Global          Advisory fee            1,333,497                  387,377                 267,710
                     Reimbursement                  --                   20,815                  55,500

     International   Advisory fee           12,048,977                8,269,717               7,849,938

     International
      Small Cap      Advisory fee            3,860,436                1,238,024               1,451,394

     The Agreement for each Fund was for an initial term that expired on October 31, 2001. Each Agreement continues from year to year thereafter so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement may be terminated at any time, without penalty, by either the Trust or the Adviser upon 60 days' written notice, and automatically terminates in the event of its assignment as defined in the 1940 Act.

     At a meeting of the board of trustees of the Trust held on October 16, 2002, called in part for the purpose of voting on the renewal of the Agreements, the Agreements were renewed through October 31, 2003 by the unanimous vote of the trustees present at the meeting, and the unanimous vote of the "non-interested" trustees of the Trust voting separately. The trustees considered information about, among other things:

     - the Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment processes;

     -    the terms of each Agreement;

     - the scope and quality of services that the Adviser has been providing to the Funds;

     - the investment performance of each Fund and of comparable funds managed by other advisers over various periods;

     - the advisory fee rates payable by each Fund to the Adviser and by comparable funds managed by other advisers;

     - the total expense ratio of each Fund and of comparable funds managed by other advisers;

     - the compensation payable by the Funds to affiliates of the Adviser for other services;

     - the profitability of the Adviser and its affiliates from their relationships with the Funds; and

     - the Adviser's use of the Funds' portfolio brokerage transactions to obtain research benefiting the Funds or other clients of the Adviser at a cost that may be in excess of the amount other brokers would charge.

     The Adviser is a limited partnership managed by its general partner, Harris Associates, Inc. ("HAI"), whose directors are Robert M. Levy, Anita M. Nagler, John R. Raitt, Kristi L. Rowsell, G. Neal Ryland and Peter S. Voss. Mr.Raitt is the president and chief executive officer of HAI. HAI is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS AMNA"). CDC IXIS AMNA owns 99.67% of the limited partnership interests in the Adviser and, through its wholly-owned subsidiary, CDC IXIS Asset Management Holdings, Inc. ("CDC IXIS Holdings"), all of the outstanding shares of HAI. CDC IXIS AMNA is a limited partnership that owns investment management and related firms, including CDC IXIS Asset Management Services, Inc., the Funds' transfer agent.

     CDC IXIS AMNA is an indirect wholly owned subsidiary of CDC IXIS Asset Management ("CDC AM"), which in turn is owned by CDC IXIS, a direct and indirect subsidiary of France's Caisse de Depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. CDC owns approximately 44% of CDC IXIS directly and 53% of CDC IXIS indirectly through its subsidiaries Eulia and Caisse Nationale des Caisses D'Epargne. CDC owns 50% of Eulia and 35% of Caisse Nationale des Caisses D'Epargne, which itself owns 50% of Eulia. Eulia owns 53% of CDC IXIS, which owns 80% of CDC IXIS AM. In addition to its ownership of CDC IXIS AM through CDC IXIS, CDC owns approximately 40% of CNP Assurances, a leading French insurance company, which itself owns 20% of CDC IXIS AM. The main place of business of CDC AM is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC IXIS is 56, rue de Lille, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse National des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France.

     The Adviser has contractually agreed to reimburse Class I Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of Class I Shares:
1.50% in the case of Oakmark Fund, Select Fund or Small Cap Fund; 1.00% in the case of Equity and Income Fund; 1.75% in the case of Global Fund; and 2.00% in the case of International Fund and International Small Cap Fund. The Adviser has also contractually agreed to reimburse Class II Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of Class II Shares: Oakmark Fund, Select Fund or Small Cap Fund, 1.75% (1.50% + .25%); Equity and Income Fund, 1.25% (1.00% + .25%); Global Fund, 2.00% (1.75% + .25%); and International
Fund and International Small Cap Fund, 2.25% (2.00% + .25%). Each such agreement is effective through January 31, 2004.

     For the purpose of determining whether a share class of a Fund is entitled to any reduction in advisory fee or expense reimbursement, the pro rata portion of the Fund's expenses attributable to a share class of that Fund is calculated daily and any reduction in fee or reimbursement is made monthly.

                                 CODE OF ETHICS

     The 1940 Act and rules thereunder require that the Trust, the Adviser and the Funds' distributor, Harris Associates Securities L.P. ("HASLP"), establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Trust might take advantage of that knowledge for their own benefit. The Trust, the Adviser and HASLP have adopted codes of ethics to meet those concerns and legal requirements. Although the codes do not prohibit employees who have knowledge of the investments and investment intentions of any of the Funds from engaging in personal securities investing, it does regulate such personal securities investing by these employees as a part of the effort by the Trust, the Adviser and HASLP to detect and prevent conflicts of interest.

                              TRUSTEES AND OFFICERS

     The board of trustees has overall responsibility for the Funds' operations. Each of the trustees and officers serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The retirement age for trustees is 72. Information regarding the trustees and officers of the Trust including their principal business activities during the past five years is set forth below:

              TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST

                                                                                              NUMBER OF
                                                      DATE FIRST            PRINCIPAL         PORTFOLIOS    OTHER
                                                      ELECTED OR          OCCUPATION(S)       IN FUND       DIRECTORSHIPS
  NAME, ADDRESS+ AND AGE AT     POSITION(S) WITH     APPOINTED TO          HELD DURING        OVERSEEN      HELD BY
      DECEMBER 31, 2002              TRUST          CURRENT OFFICE      PAST FIVE YEARS#      BY TRUSTEE    TRUSTEE
----------------------------   ------------------   --------------    ----------------------- ----------    -------------
VICTOR A. MORGENSTERN, 60         Trustee and            1991         Chairman of the Board         7       Director, Bio-Sante
                                Chairman of the                       and Chief Executive                   Pharmaceuticals Inc.
                               Board of Trustees                      Officer, Resolute                     (developer of hormone
                                                                      Advisors (private                     therapy products)
                                                                      investment management
                                                                      firm); Principal, Valor
                                                                      Equity Partners, LLC
                                                                      (private equity fund);
                                                                      Chairman of the Board,
                                                                      HAI, 1996 - 2000;
                                                                      President and Chief
                                                                      Executive Officer prior
                                                                      thereto; Chairman,
                                                                      Harris Partners,
                                                                      L.L.C., 1995 - 2000

MICHAEL J. FRIDUSS, 60              Trustee              1995         Principal, MJ Friduss &       7       None
                                                                      Associates, Inc.
                                                                      (telecommunications
                                                                      consultants)

THOMAS H. HAYDEN, 51                Trustee              1995         Executive Vice                7       None
                                                                      President, Campbell
                                                                      Mithun (advertising and
                                                                      marketing communication
                                                                      agency)

CHRISTINE M. MAKI, 42               Trustee              1996         Vice President--Tax,          7       None
                                                                      Hyatt Corporation
                                                                      (hotels and resorts);
                                                                      Director, Illinois CPA
                                                                      Society

ALLAN J. REICH, 54                  Trustee              1993         Vice Chairman of the          7       None
                                                                      law firm D'Ancona &
                                                                      Pflaum LLC

MARV R. ROTTER, 56                  Trustee              1996         Senior Advisor to             7       None
                                                                      President and Chief
                                                                      Executive Officer, AXA
                                                                      Advisors, LLC (formerly
                                                                      named Rotter &
                                                                      Associates), since
                                                                      1999, and General
                                                                      Manager prior thereto
                                                                      (financial services
                                                                      firm)

                                                                                              NUMBER OF
                                                      DATE FIRST            PRINCIPAL         PORTFOLIOS    OTHER
                                                      ELECTED OR          OCCUPATION(S)       IN FUND       DIRECTORSHIPS
  NAME, ADDRESS+ AND AGE AT     POSITION(S) WITH     APPOINTED TO          HELD DURING        OVERSEEN      HELD BY
      DECEMBER 31, 2002              TRUST          CURRENT OFFICE      PAST FIVE YEARS#      BY TRUSTEE    TRUSTEE
----------------------------   ------------------   --------------    ----------------------- ----------    -------------
BURTON W. RUDER, 58                 Trustee              1995         President, The                7       None
                                                                      Academy Financial Group
                                                                      (venture capital
                                                                      investment and
                                                                      transaction financing
                                                                      firm; Manager, Cedar Green
                                                                      Associates (real estate
                                                                      management firm)

GARY N. WILNER, M.D., 62            Trustee              1993         Senior Attending              7       Director, North
                                                                      Physician, Evanston                   American Scientific,
                                                                      Hospital; Medical                     Inc. (developer of
                                                                      Director -                            radioisotopic products
                                                                      CardioPulmonary                       for the treatment and
                                                                      Wellness Program,                     diagnosis of disease)
                                                                      Evanston Hospital
                                                                      Corporation

                TRUSTEE WHO IS AN INTERESTED PERSON OF THE TRUST

                                                                                              NUMBER OF
                                                      DATE FIRST            PRINCIPAL         PORTFOLIOS    OTHER
                                                      ELECTED OR          OCCUPATION(S)       IN FUND       DIRECTORSHIPS
  NAME, ADDRESS+ AND AGE AT     POSITION(S) WITH     APPOINTED TO          HELD DURING        OVERSEEN      HELD BY
      DECEMBER 31, 2002              TRUST          CURRENT OFFICE      PAST FIVE YEARS#      BY TRUSTEE    TRUSTEE
----------------------------   ------------------   ---------------   ----------------------- ----------    -------------
PETER S. VOSS*, 56                  Trustee              1995         President and Chief          7        Chairman, AEW Real
                                                                      Executive Officer,                    Estate Income Fund
                                                                      CDC IXIS Asset                        (closed-end investment
                                                                      Management North                      company); Chairman and
                                                                      America, L.P.,                        Chief Executive
                                                                      formerly known as                     Officer, CDC Nvest
                                                                      Nvest Companies,                      Funds (open-end
                                                                      L.P. and its                          investment company -
                                                                      predecessor firms                     14 portfolios)
                                                                      (investment management);
                                                                      Director, HAI

                              OFFICERS OF THE TRUST

                                                      DATE FIRST            PRINCIPAL
                                                      ELECTED OR          OCCUPATION(S)
  NAME, ADDRESS+ AND AGE AT     POSITION(S) WITH     APPOINTED TO          HELD DURING
      DECEMBER 31, 2002              TRUST          CURRENT OFFICE      PAST FIVE YEARS#
----------------------------   ------------------   ---------------   -----------------------
ROBERT LEVY, 52                    President             2001         Chairman, HAI; Chief
                                                                      Investment Officer,
                                                                      HALP, since 2001;
                                                                      President and Chief
                                                                      Executive Officer,
                                                                      HAI, HALP and HASLP,
                                                                      1997 - 2002;
                                                                      Portfolio Manager,
                                                                      HALP

                                                      DATE FIRST            PRINCIPAL
                                                      ELECTED OR          OCCUPATION(S)
  NAME, ADDRESS+ AND AGE AT     POSITION(S) WITH     APPOINTED TO          HELD DURING
      DECEMBER 31, 2002              TRUST          CURRENT OFFICE      PAST FIVE YEARS#
----------------------------   ------------------   ---------------   ---------------------
JOHN R. RAITT, 48                Executive Vice          2003         President and Chief
                                    President                         Executive Officer,
                                                                      HAI, HASLP and HALP,
                                                                      since 2003; Chief
                                                                      Operating Officer,
                                                                      HALP 2001- 2002;
                                                                      Director of Research,
                                                                      HALP 1998 - 2002;
                                                                      and Associate Director
                                                                      of Research, HALP,
                                                                      prior thereto

JAMES P. BENSON, 45            Vice President and        2000         Portfolio Manager
                               Portfolio Manager                      and Analyst, HALP
                               (The Oakmark Small
                                   Cap Fund)

HENRY R. BERGHOEF, 53          Vice President and        2000         Director of Domestic
                                Portfolio Manager                     Research, HALP,
                                  (The Oakmark                        since 2003;
                                  Select Fund),                       Associate Director
                                                                      of Research, 2001 -
                                                                      2002; Portfolio
                                                                      Manager and Analyst,
                                                                      HALP

KEVIN G. GRANT, 38             Vice President and        2000         Portfolio Manager
                                Portfolio Manager                     and Analyst, HALP
                               (The Oakmark Fund)

DAVID G. HERRO, 42             Vice President and        1992         Director of
                                Portfolio Manager                     International
                                  (The Oakmark                        Equities; Portfolio
                               International Fund                     Manager and Analyst,
                                 and The Oakmark                      HALP
                                  International
                                 Small Cap Fund)

GREGORY L. JACKSON, 36         Vice President and        2000         Portfolio Manager
                                Portfolio Manager                     and Analyst, HALP,
                                  (The Oakmark                        since July 1998;
                                  Global Fund)                        Portfolio Manager
                                                                      and Analyst,
                                                                      Yacktman Asset
                                                                      Management Inc.,
                                                                      prior thereto

JOHN J. KANE, 31                    Assistant            1999         Manager - Fund
                                    Treasurer                         Accounting, HALP

CLYDE S. MCGREGOR, 50          Vice President and        1995         Portfolio Manager
                                Portfolio Manager                     and Analyst, HALP
                               (The Oakmark Small
                                Cap Fund and The
                               Oakmark Equity and
                                  Income Fund)

                                                      DATE FIRST            PRINCIPAL
                                                      ELECTED OR          OCCUPATION(S)
  NAME, ADDRESS+ AND AGE AT     POSITION(S) WITH     APPOINTED TO          HELD DURING
      DECEMBER 31, 2002              TRUST          CURRENT OFFICE      PAST FIVE YEARS#
----------------------------   ------------------   ---------------   ---------------------
ANITA M. NAGLER, 46              Vice President          2001         Managing Director of
                                                                      Alternative & International
                                                                      Investing Group, HAI since
                                                                      2001; Chief Operating
                                                                      Officer, HAI, HALP and
                                                                      HASLP, 1999-2001; prior
                                                                      thereto, Vice President
                                                                      and General Counsel, HAI,
                                                                      HALP and HASLP

WILLIAM C. NYGREN, 44          Vice President and        1996         Portfolio Manager
                                Portfolio Manager                     and Analyst, HALP;
                                (The Oakmark Fund                     former Director of
                                 and The Oakmark                      Research, HALP
                                  Select Fund)

JANET L. REALI, 51             Vice President and        2001         Vice President,
                                    Secretary                         General Counsel and
                                                                      Secretary, HAI, HALP
                                                                      and HASLP since
                                                                      2001; Senior
                                                                      Executive Vice
                                                                      President, General
                                                                      Counsel and
                                                                      Secretary, Everen
                                                                      Capital Corp. and
                                                                      Everen Securities,
                                                                      Inc. 1995-1999
                                                                      (broker/dealer)

ANN W. REGAN, 54                 Vice President-         1996         Director of Mutual
                                   Shareholder                        Fund Operations, HALP
                                 Operations and
                                    Assistant
                                    Secretary

KRISTI L. ROWSELL, 36               Treasurer            1997         Director, Chief Financial
                                                                      Officer and Treasurer,
                                                                      HAI; Chief Financial
                                                                      Officer, HALP and HASLP
                                                                      since 1999; prior thereto,
                                                                      Assistant Treasurer, HALP

EDWARD A. STUDZINSKI, 53       Vice President and        2000         Portfolio Manager
                                Portfolio Manager                     and Analyst, HALP
                                 (The Oakmark
                                Equity and Income
                                      Fund)

MICHAEL J. WELSH, 39           Vice President and        1997         Director of
                                Portfolio Manager                     International
                                  (The Oakmark                        Equities; Portfolio
                                Global Fund, The                      Manager and Analyst,
                                    Oakmark                           HALP
                               International Fund
                                 and The Oakmark
                                  International
                                 Small Cap Fund)

----------
+ Unless otherwise noted, the business address of each officer and trustee listed in the table is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790.

# As used in this table, "HALP," "HAI" and "HASLP" refer to the Adviser, the general partner of the Adviser, and the Fund's distributor, respectively.

* Mr. Voss is a trustee who is an "interested person" of the Trust as defined in the 1940 Act because he is an officer of the Adviser's parent company.

     There are several committees of the board of trustees including an executive committee, audit committee, governance committee and management contracts committee. The following table identifies the members of these committees, the function of each committee, and the number of meetings of each committee held during the fiscal year ended September 30, 2002.

                                      NUMBER OF MEETINGS
              MEMBERS OF              DURING FISCAL YEAR ENDED
COMMITTEE     COMMITTEE               SEPTEMBER 30, 2002          PRINCIPAL FUNCTIONS OF COMMITTEE
---------     ----------              ------------------------    --------------------------------
EXECUTIVE     Victor A. Morgenstern*              12**            The executive committee generally has the
COMMITTEE     Peter S. Voss                                       authority to exercise the powers of the board
              Gary N. Wilner, M.D.                                during intervals between meetings.

AUDIT         Michael J. Friduss                   6              The principal responsibilities of the audit
COMMITTEE     Thomas H. Hayden                                    committee include the following:
              Christine M. Maki*                                  -    to oversee the accounting and financial
              Allan J. Reich                                           reporting policies and practices of the
                                                                       Trust, its internal controls and, as
                                                                       appropriate, the internal controls of
                                                                       certain service providers;
                                                                  -    to oversee the quality and objectivity of
                                                                       the financial statements of the Funds and
                                                                       the independent audits thereof;
                                                                  -    to act as liaison between the independent
                                                                       auditors of the Funds and the full board
                                                                       of trustees; and
                                                                  -    to oversee the portfolio transaction
                                                                       policies and practices of the Funds.

GOVERNANCE    Christine M. Maki                   4               The governance committee makes recommendations
COMMITTEE     Victor A. Morgenstern                               to the board regarding board committees and
              Allan J. Reich                                      committee assignments, the composition of the
              Burton W. Ruder*                                    board, candidates for election as
              Gary N. Wilner, M.D.                                non-interested trustees and compensation of
                                                                  non-interested trustees, and oversees the
                                                                  process for evaluating the functioning of the
                                                                  board.

MANAGEMENT    Michael J. Friduss*                 6               The committee on management contracts is
CONTRACTS     Thomas H. Hayden                                    responsible for reviewing in the first
COMMITTEE     Victor A. Morgenstern                               instance, and making recommendations to the
              Marv R. Rotter                                      board regarding, investment advisory agreements
              Burton W. Ruder                                     and any other agreements relating to the
                                                                  management or administration of any Fund of the
                                                                  Trust.

*   Chairperson of the committee.
** The executive committee held one meeting and took action by unanimous written consent of the committee members eleven times.

     The following table shows the compensation paid by the Trust for the fiscal year ended September 30, 2002 to each trustee who was not an "interested person" of the Trust:

                                    AGGREGATE          AVERAGE
                                  COMPENSATION      COMPENSATION
        NAME OF TRUSTEE          FROM THE TRUST*      PER FUND
        ---------------          ---------------    ------------
        Victor A. Morgenstern      $ 133,800          $ 19,114
        Michael J. Friduss            92,000            13,143
        Thomas H. Hayden              90,200            12,886
        Christine M. Maki             89,800            12,829
        Allan J. Reich                87,800            12,543
        Marv R. Rotter                69,300             9,900
        Burton W. Ruder               89,800            12,829
        Gary N. Wilner, M.D.          80,000            11,429

----------
*   The Trust is not part of a fund complex.
** Includes compensation that was deferred pursuant to a deferred compensation plan. As of September 30, 2002, the total amounts accrued under the plan were $241,480 for Mr. Friduss, $185,744 for Mr. Hayden, $175,395 for
    Ms. Maki, $183,558 for Mr. Rotter, $233,735 for Mr. Ruder and $228,047 for Dr. Wilner.

Other trustees who are "interested persons" of the Trust, as well as the officers of the Trust, are compensated by the Adviser and not by the Trust. The Trust does not provide any pension or retirement benefits to its trustees.

     The Trust has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Trust to elect to defer receipt of all or a portion of his or her compensation as a trustee for two or more years. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the Oakmark Funds or the Goldman Sachs Institutional Liquid Assets Government Portfolio as designated by the trustee. At the time for commencing distributions from a trustee's deferral account, which is no later than when the trustee ceases to be a member of the board of trustees, the trustee may elect to receive distributions in a lump sum or over a period of five years. Each Fund's obligation to make distributions under the Plan is a general obligation of that Fund. No Fund will be liable for any other Fund's obligations to make distributions under the Plan.

     The following table illustrates the dollar range of any equity securities "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by the trustees of the Trust in any of the Funds of the Trust. The dollar range for the securities represented in the table was determined using the net asset value of a share of each Fund as of December 31, 2002.

                                               SMALL     EQUITY AND                              INTERNATIONAL
                       OAKMARK     SELECT       CAP        INCOME       GLOBAL    INTERNATIONAL    SMALL CAP
      TRUSTEE           FUND        FUND        FUND        FUND         FUND          FUND           FUND
-------------------  ----------  ----------  ----------  ----------   ----------  -------------  -------------
VICTOR A.            over        over        over        $1 -         over        over           over
MORGENSTERN          $100,000    $100,000    $100,000    $10,000      $100,000    $100,000       $100,000

MICHAEL J. FRIDUSS   over        over        $10,001 -   $50,001 -    $50,001 -   $10,001 -      $50,001 -
                     $100,000    $100,000    $50,000     $100,000     $100,000    $50,000        $100,000

THOMAS H. HAYDEN     $10,001 -   $50,001 -   none        $10,001 -    $10,001 -   none           none
                     $50,000     $100,000                $50,000      $50,000

CHRISTINE M. MAKI    $10,001 -   $50,001 -   $10,001 -   $10,001 -    $1 -        $10,001 -      $10,001 -
                     $50,000     $100,000    $50,000     $50,000      $10,000     $50,000        $50,000

ALLAN J. REICH       $50,001 -   over        $1 -        $50,001 -    $10,001 -   $10,001 -      $1 -
                     $100,000    $100,000    $10,000     $100,000     $50,000     $50,000        $10,000

MARVIN R. ROTTER     none        over        none        none         none        none           none
                                 $100,000

BURTON W. RUDER      none        $10,001 -   $50,001 -   $1 -         over        over           over
                                 $50,000     $100,000    $10,000      $100,000    $100,000       $100,000

PETER S. VOSS        over        over        $50,001 -   none         none        over           $50,001 -
                     $100,000    $100,000    $100,000                             $100,000       $100,000

GARY N. WILNER,      over        $50,001 -   $50,001 -   $1 -         $10,001 -   $50,001 -      $10,001 -
M.D.                 $100,000    $100,000    $100,000    $10,000      $50,000     $100,000       $50,000

     At December 31, 2002 the trustees and officers as a group owned beneficially less than 1% of the outstanding Class II shares of each Fund and Class I shares of Oakmark Fund, Small Cap Fund, Equity and Income Fund and International Fund and the following percentages of the outstanding Class I shares of each of the other Funds: Select, 1.10%; Global, 4.11%; and International Small Cap, 2.13%.

                             PRINCIPAL SHAREHOLDERS

     The only persons known by the Trust to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of any Fund as of December 31, 2002 were:

                                                                                  PERCENTAGE OF OUTSTANDING
       NAME AND ADDRESS                            FUND AND CLASS                     SHARES HELD
       ----------------                            --------------                 -------------------------
Charles Schwab & Co. Inc.(1)                  Oakmark, Class I                               26.69%
101 Montgomery Street                         Select, Class I                                28.52
San Francisco, CA  94104-4122                 Small Cap, Class I                             27.12
                                              Equity and Income, Class I                     41.62
                                              International, Class I                         41.66
                                              International Small Cap, Class I               43.24
                                              Global, Class I                                29.54

Connecticut General Life Insurance Co.(1)     Select, Class II                               11.62%
280 Trumbull Street
Hartford, CT 06103-3509

                                                                                  PERCENTAGE OF OUTSTANDING
       NAME AND ADDRESS                            FUND AND CLASS                     SHARES HELD
       ----------------                            --------------                 -------------------------
Fidelity Investments Inst. Operations(1)      Select, Class 1                                  7.11%
100 Magellan Way #KW1C
Covington, KY 41015-1999

Great West Life Annuity Insurance Co.(1)      Select, Class II                                 6.73%
8515 East orchard Road                        International, Class II                         26.65
Greenwood Village, CO 80111-5037

Merrill Lynch Pierce Fenner & Smith Inc.(1)   Oakmark, Class II                               79.66%
4800 Deer Lake Drive E., 3rd Floor            Select, Class II                                47.66
Jacksonville, FL  32246-6484                  Small Cap, Class II                            100.00
                                              Equity and Income, Class II                     78.94
                                              International, Class II                         65.74
                                              International Small Cap, Class II               44.55
                                              Global, Class II                                48.74

Metlife Trust Company NA(1)                   Select, Class II                                 7.23%
2 Montgomery Street, 3rd Floor                Equity and Income, Class II                      9.11
Jersey City, NJ 07302-3802

National Financial Services Corp.(1)          Oakmark, Class I                                21.08%
P.O. Box 3908                                 Select, Class I                                 16.64
Church Street Station                         Small Cap, Class I                              16.23
New York, NY  10008-3908                      Equity and Income, Class I                      19.61
                                              International, Class I                          11.71
                                              International Small Cap, Class I                17.48

National Financial Services Corp.(1)          Select, Class II                                10.87%
200 Liberty Street                            International Small Cap, Class II               54.86
One World Financial Center
New York, NY 10281-1003

National Investor Services Corp.(1)           Global, Class I                                  5.98%
55 Water Street, Floor 32
New York, NY 10041-0026

Nationwide Trust Company, FSB(1)              Oakmark, Class II                               18.46%
PO Box 182029                                 Global, Class II                                50.42
Columbus, OH 43218-2029

Northern Trust C/F(1)                         Global, Class I                                  5.23%
Muriel M. Kauffman Foundation
26-13343
PO Box 92956
Chicago, IL 60675-2956

Reliance Trust Co.(1)                         Select, Class II                                12.35%
FBO MetLife Defined Contribution Group
2 Montgomery Street, 3rd Floor
Jersey City, NJ 07302-3803

(1) Shares are held for accounts of customers.

                         PURCHASING AND REDEEMING SHARES

     Purchases and redemptions are discussed in the Funds' prospectus under the headings "Investing with The Oakmark Family of Funds," "How to Buy Class I Shares," "How to Sell Class I Shares" and "Shareholder Services."

NET ASSET VALUE

     The net asset value per Class I Share or per Class II Share of each Fund is determined by the Trust's custodian. The net asset value of Class I Shares of a Fund is determined by dividing the value of the assets attributable to Class I Shares of the Fund, less liabilities attributable to that class, by the number of Class I Shares outstanding. Similarly, the net asset value of Class II Shares of a Fund is determined by dividing the value of the assets attributable to Class II Shares of the Fund, less liabilities attributable to that class, by the number of Class II Shares outstanding. Domestic securities traded on securities exchanges are generally valued at the last sale price on the exchange where the security is principally traded, or lacking a reported sale at the time of valuation, at the most recent bid quotation. Each over-the-counter security traded on the NASDAQ National Market System, shall be valued at the NASDAQ Official Closing Price ("NOCP"), or lacking a NOCP at the time of valuation, at the most recent bid quotation. Other over-the-counter securities are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. The values of securities of non-U.S. issuers that are traded on an exchange are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, the mean between last bid and asked prices, an official closing price, or may be valued based on a pricing composite. The market value of exchange-traded securities is determined by using prices provided by one or more professional pricing services, or, as needed, by obtaining market quotations from independent broker-dealers. Debt obligations and money market instruments maturing in more than 60 days from the date of purchase are valued at the latest bid quotation. Debt obligations and money market instruments with a maturity of 60 days or less from the date of purchase are valued on an amortized cost basis. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by or under the direction of the board of trustees. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by or under the direction of the board of trustees.

     The Funds' net asset values are determined only on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

     Trading in the portfolio securities of International Fund, International Small Cap Fund or Global Fund (and of any other Fund, to the extent it invests in securities of non-U.S. issuers) takes place in various foreign markets on certain days (such as Saturday) when the Fund is not open for business and does not calculate its net asset value. In addition, trading in the Fund's portfolio securities may not occur on days when the Fund is open. Therefore, the calculation of net asset value does not take place contemporaneously with the determinations of the prices of many of the Fund's portfolio securities and the value of the Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed. Even on days on which both the foreign markets and the NYSE are open, several hours may have passed between the time when trading in a foreign market closes and the NYSE closes and the Funds calculate their net asset values. The Funds monitor for significant events in foreign markets. A Fund may price a security of a non-U.S. issuer at a fair value determined according to procedures adopted by the board of trustees if it appears that the value of the security has been materially affected by events occurring between the close of the primary market or exchange on which the security is traded and the time for computing net asset value.

     Computation of net asset value (and the sale and redemption of a Fund's shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the SEC, or that exchange is closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of the net assets of a Fund not reasonably practicable.

SHARES PURCHASED THROUGH INTERMEDIARIES

     Class I Shares of any of the Funds may be purchased through certain financial service companies, who are agents of the Funds for the limited purpose of completing purchases and sales. For services provided by such a company with respect to Fund shares held by that company for its customers, the company may charge a fee of up to 0.40% of the annual average value of such shares. Each Fund may pay a portion of those fees, not to exceed the estimated fees that the Fund would pay to its own transfer agent if those shares were registered directly in the customers' names on the books of the Fund's transfer agent. The balance of those fees are paid by the Adviser.

     To buy and sell Class II Shares, you must do so through an intermediary, such as a broker-dealer, bank, retirement plan service provider or retirement plan sponsor ("Intermediary"). The Intermediary accepts purchase and sale orders for Class II Shares as an authorized agent of the Trust pursuant to a written agreement. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the NYSE and transmit those orders separately for execution at the net asset value next determined after that business day.

     Purchases through Intermediaries that are authorized agents of the Trust are made at the net asset value next determined after receipt and acceptance of the orders by such Intermediaries. A purchase through an Intermediary that is not an authorized agent of the Trust for the receipt of orders is made at the net asset value next determined after receipt and acceptance of your order by the Trust's transfer agent. The Trust reserves the right to waive minimum balance requirements for purchases made through Intermediaries.

REDEMPTION IN KIND

     Each Fund elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash.

REDEMPTION OF SMALL ACCOUNTS

     Due to the relatively high cost of maintaining small accounts, each Fund reserves the right to redeem at net asset value the shares of any shareholder whose account in the Fund has a value as a result of redemptions of less than the minimum amount specified by the board of trustees, which currently is $1,000. Before such a redemption, the shareholder will be notified that the account value is less than the minimum and will be allowed at least 30 days to bring the value of the account up to the minimum. The agreement and declaration of trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the board of trustees.

90-DAY REDEMPTION FEE - CLASS I SHARES

     Each Fund except Oakmark Fund and Equity and Income Fund imposes a short-term trading fee on redemptions of Class I Shares held for 90 days or less to offset two types of costs to the Fund caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is 2% of the redemption value and is deducted from the redemption proceeds. The "first-in, first-out" (FIFO) method is used to determine the holding period, which means that if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the short-term trading fee applies.

     No Fund imposes a redemption fee on a redemption of:

     - shares acquired by reinvestment of dividends or distributions of a Fund; or
     - shares held in an account of certain retirement plans or profit sharing plans or purchased through certain Intermediaries.

MONEY MARKET EXCHANGE FUND

     The Adviser acts as a Service Organization for the Institutional Liquid Assets Service Units ("Units") of the Government Portfolio of Goldman Sachs Trust, which Units may be purchased directly or by exchanging shares of a Fund. For its services, the Adviser receives fees at a rate of .50% of the average annual net assets of the portfolio, pursuant to a 12b-1 plan adopted by the Goldman Sachs Trust.

MUTUAL FUND ANTI-MONEY LAUNDERING DISCLOSURE

     The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, a Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.

                           ADDITIONAL TAX INFORMATION

GENERAL

     Each Fund intends to continue to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. At the time of your purchase, a Fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by that Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions.

INTERNATIONAL FUND AND INTERNATIONAL SMALL CAP FUND

     Dividends and distributions paid by International Fund and International Small Cap Fund are not eligible for the dividends-received deduction for corporate shareholders, if as expected, none of such Funds' income consists of dividends paid by United States corporations. Capital gain distributions paid by the Funds are never eligible for this deduction.

     Certain foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by any of these Funds will be increased; if the result is a loss, the income dividend paid by any of these Funds will be decreased.

     Income received by a Fund from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

     International Fund, International Small Cap Fund and Global Fund intend to meet the requirements of the Code to "pass through" to their shareholders foreign income taxes paid, but there can be no assurance that they will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of a Fund, if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

                                   DISTRIBUTOR

     Shares of the Funds are offered for sale by Harris Associates Securities L.P. without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders. HASLP is an affiliate of the Adviser. All distribution expenses relating to the Funds are paid by the Adviser, including the payment or reimbursement of any expenses incurred by HASLP. The Distribution Agreement was for an initial term that expired January 1, 2002 and continues in effect from year to year thereafter provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the trustees who are not parties to the Distribution Agreement or interested persons of any such party.

     The Trust has agreed to pay all expenses in connection with registration of its shares with the SEC and any auditing and filing fees required in compliance with various state securities laws. The Adviser bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by HASLP. HASLP offers the Funds' shares only on a best efforts basis. HASLP is located at Two North LaSalle Street, Chicago, Illinois 60602-3790.

                             PORTFOLIO TRANSACTIONS

     Portfolio transactions for each Fund are placed with those securities brokers and dealers that the Adviser believes will provide the best value in transaction and research services for that Fund, either in a particular transaction or over a period of time. Subject to that standard, portfolio transactions for each Fund may be executed through HASLP, a registered broker-dealer and an affiliate of the Adviser.

     In valuing brokerage services, the Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     Although some transactions involve only brokerage services, many involve research services as well. In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing a Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser in advising the Funds.

     The Adviser is the principal source of information and advice to the Funds, and is responsible for making and initiating the execution of the investment decisions for each Fund. However, the board of trustees recognizes that it is important for the Adviser, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. Consequently, the commission paid to brokers (other than HASLP) providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Funds is not determinable. In addition, it is understood by the board of trustees that other clients of the Adviser might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from information obtained by the Adviser in performing services to others.

     HASLP may act as broker for a Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the board of trustees of the Trust. The board of trustees, including a majority of the trustees who are not "interested" trustees, has determined that portfolio transactions for a Fund may be executed through HASLP if, in the judgment of the Adviser, the use of HASLP is likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, HASLP charges the Fund commission rates at least as favorable to the Fund as those charged by HASLP to comparable unaffiliated customers in similar transactions. The board of trustees also has adopted procedures that are reasonably designed to provide that any commission, fee or other remuneration paid to HASLP is consistent with the foregoing standard. The
Funds will not effect principal transactions with HASLP. In executing transactions through HASLP, the Funds will be subject to, and intend to comply with, section 17(e) of the 1940 Act and rules thereunder.

     The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the Funds' portfolio transactions are reviewed periodically by the board of trustees.

     The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by each Fund during the periods indicated, as well as the aggregate commissions paid to affiliated persons of the Trust.

                                          YEAR ENDED           YEAR ENDED           YEAR ENDED
                                      SEPTEMBER 30, 2002   SEPTEMBER 30, 2001   SEPTEMBER 30, 2000
                                      ------------------   ------------------   ------------------
Oakmark Fund
    Aggregate commissions                $ 6,781,317         $ 6,311,185           $ 7,645,100
    Commissions paid to affiliate          1,944,752           2,113,214             2,765,022
    Percentage of aggregate
    commissions paid to affiliate*              28.7%               33.5%                 36.2%

Select Fund
    Aggregate commissions                  7,103,618           4,322,185             4,102,031
    Commissions paid to affiliate          1,010,255           1,343,463             1,112,365
    Percentage of aggregate
    commissions paid to affiliate*              14.2%               31.0%                 27.1%

Small Cap Fund
    Aggregate commissions                    653,272             461,236               646,845
    Commissions paid to affiliate             72,603             133,319               233,479
    Percentage of aggregate
    commissions paid to affiliate*              11.1%               28.9%                 36.1%

Equity and Income Fund
    Aggregate commission                   4,727,984             988,715               173,265
    Commissions paid to affiliate            789,756             447,443               100,258
    Percentage of aggregate
    commissions paid to affiliate*              16.7%               45.3%                 57.9%

Global Fund
    Aggregate commissions                    896,555             228,526               211,245
    Commissions paid to affiliate            197,233              51,708                87,377
    Percentage of aggregate
    commissions paid to affiliate*              22.0%               22.6%                 41.4%

International Fund
    Aggregate commissions                  3,824,992           2,608,018             2,853,134
    Commissions paid to affiliate                 --                  --                    --
    Percentage of aggregate
    commissions paid to affiliate*                --                  --                    --

International Small Cap Fund
    Aggregate commissions                  1,687,897             408,886               404,559
    Commissions paid to affiliate                 --                  --                    --
    Percentage of aggregate
    commissions paid to affiliate*                --                  --                    --

----------
* The percent of the dollar amount of each Fund's aggregate transactions involving the payment of brokerage commissions that were executed through the affiliate for each of the periods is shown below.

                                  YEAR ENDED           YEAR ENDED       ELEVEN MONTHS ENDED
     FUND                     SEPTEMBER 30, 2002   SEPTEMBER 30, 2001   SEPTEMBER 30, 2000
     ----                     ------------------   ------------------   -------------------
     Oakmark                         31.4%                40.6%                67.4%
     Select                          18.2                 33.6                 56.3
     Small Cap                        4.6                 24.3                 36.9
     Equity and Income                9.8                 26.7                 51.4
     Global                          20.3                 24.2                 56.3
     International                      -                    -                    -
     International Small Cap            -                    -                    -

     Most options transactions are executed by non-affiliated brokers but are processed through the affiliate. The affiliate remits the commission on those transactions to the executing broker and does not retain any portion thereof. Such commissions are not included in commissions paid to affiliates. For the fiscal year ended September 30, 2002, those commission amounts were: Oakmark Fund, $422,165; Select Fund, $228,979; Small Cap Fund, $17,040; Equity and Income Fund, $186,516; and Global Fund, $74,035; and the aggregate dollar amounts involved in those transactions for the respective Funds were:
$20,073,951; $10,960,499; $941,486; $6,730,964; and $3,310,379, respectively.
For the fiscal year ended September 30, 2001, those commission amounts were:
Oakmark Fund, $51,750; Select Fund, $3,000; Small Cap Fund, $40,609; and Global Fund, $750; and the aggregate dollar amounts involved in those transactions for the respective Funds were: $1,704,540; $155,121; $1,595,761; and $107,500, respectively. For the fiscal year ending September 30, 2000, there were no such transactions.

     Of the aggregate brokerage transactions during the year ended September 30, 2002, the Funds paid the following commissions on transactions directed to brokers because of research services they provided: Oakmark Fund, $875,102; Select Fund, $1,104,925; Small Cap Fund, $62,512; Equity and Income Fund, $656,153; Global Fund, $113,355; International Fund, $757,989; and International Small Cap Fund, $372,599; and the aggregate dollar amounts involved in those transactions for the respective Funds were $422,830,659, $424,340,551, $19,541,142, $303,692,792, $41,473,612, $276,760,905 and $110,118,237,
respectively.

     There were substantial increases in the aggregate commissions paid by all of the Funds except Oakmark Fund for the fiscal year ended September 30, 2002 as compared to the fiscal year ended September 30, 2001. In the case of Small Cap Fund, Equity and Income Fund, Global Fund, International Fund and International Small Cap Fund, those increases in aggregate commissions resulted primarily from substantial increases in net assets from Fund share transactions. In the case of Select Fund, the increase in aggregate commissions resulted primarily from an increase in the portfolio turnover rate.

     For Select Fund, Small Cap Fund, and Equity and Income Fund, the percentage of aggregate commissions paid to the affiliate decreased substantially for the fiscal year ended September 30, 2002 as compared to the fiscal year ending September 30, 2001. Those decreases resulted primarily from increased market volatility during the fiscal year ended September 30, 2002, which necessitated more frequent use of large, non-affiliated brokers with specific expertise and abilities to facilitate best execution of particular transactions.

     Transactions of the Funds in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

     Although the Adviser makes investment decisions for the Funds independently from those for other investment advisory clients of the Adviser, it may occur that the same investment decision is made for both a Fund and one or more other advisory clients. If both a Fund and another client purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each over time.

     The Funds do not purchase securities with a view to rapid turnover. However, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including general conditions in the securities market, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. A high rate of portfolio turnover would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. The portfolio turnover rates for the Funds are set forth in the prospectus under "Financial Highlights."

                              DECLARATION OF TRUST

     The Declaration of Trust disclaims liability of the shareholders, trustees and officers of the Trust for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable for obligations of the Trust. Thus, although shareholders of a business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Trust, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The Trust and the Adviser believe that the risk to any one series of sustaining a loss on account of liabilities incurred by another series is remote.

                          CUSTODIAN AND TRANSFER AGENT

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130, is the custodian for the Trust and, as such, performs certain services for the Funds as directed by authorized persons of the Trust. For example, as custodian, IBT is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments and making all payments covering expenses of the Funds. IBT also performs certain portfolio accounting and administrative services for the Funds, such as monitoring each Fund's compliance with its investment guidelines, testing each Fund's compliance with Subchapter M of the Internal Revenue Code, calculating each Fund's periodic dividend rates and total returns, preparing certain tax forms, preparing financial information for presentation to the Adviser, the Trust's board of trustees and each Fund's shareholders and for filing with the Securities and Exchange Commission, and calculating each Fund's excise tax distributions. Each Fund pays the custodian a monthly fee for the provision of such services. The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of a Fund. The Trust has authorized the custodian to deposit certain portfolio securities of each Fund in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

     CDC IXIS Asset Management Services, Inc. ("CIS"), an affiliate of the Adviser, 399 Boylston Street, 5th Floor, Boston, Massachusetts 02116, performs transfer agency services for the Funds. CIS maintains shareholder accounts and prepares and mails shareholder account statements, processes shareholder transactions, mails shareholders reports, prepares and mails distribution payments, maintains records of Fund transactions and provides blue sky reporting services. The Trust pays CIS for its services based on the number of open shareholder accounts.

                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 180 N. Stetson Avenue, Chicago, IL 60601-6779, audits and reports on the Funds' annual financial statements, reviews certain regulatory reports and the Funds' federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

                           APPENDIX A -- BOND RATINGS

     A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit-worthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies ("S&P").

RATINGS BY MOODY'S:

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in the Aaa bonds, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

RATINGS BY S&P:

     Aaa. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A. Debt rated A has a very strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB-B-CCC-CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C. This rating is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     NOTE: The ratings from AA to B may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

THE OAKMARK FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2002

NAME                                                              SHARES HELD            MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5%

FOOD & BEVERAGE--6.4%
    General Mills, Inc.                                             1,755,000     $        77,957,100
    Kraft Foods Inc.                                                1,895,000              69,091,700
    H.J. Heinz Company                                              1,910,000              63,736,700
                                                                                  -------------------
                                                                                          210,785,500

HOUSEHOLD PRODUCTS--2.4%
    The Clorox Company                                              1,390,200     $        55,858,236
    Newell Rubbermaid, Inc.                                           775,000              23,924,250
                                                                                  -------------------
                                                                                           79,782,486

OTHER CONSUMER GOODS & SERVICES--7.8%
    H&R Block, Inc.                                                 2,453,300     $       103,063,133
    Fortune Brands, Inc.                                            1,645,600              77,820,424
    Mattel, Inc.                                                    3,216,300              57,925,563
    Cendant Corporation (a)                                         1,895,100              20,391,276
                                                                                  -------------------
                                                                                          259,200,396

BROADCASTING & PROGRAMMING--2.5%
    Liberty Media Corporation, Class A (a)                          8,201,400     $        58,886,052
    The Walt Disney Company                                         1,500,000              22,710,000
                                                                                  -------------------
                                                                                           81,596,052

BUILDING MATERIALS & CONSTRUCTION--1.9%
    Masco Corporation                                               3,133,000     $        61,250,150

CABLE SYSTEMS & SATELLITE TV--6.2%
    AOL Time Warner Inc. (a)                                        6,766,600     $        79,169,219
    General Motors Corporation, Class H
       (Hughes Electronics Corporation) (a)                         5,100,000              46,665,000
    EchoStar Communications Corporation (a)                         2,475,000              42,817,500
    Comcast Corporation (a)                                         1,800,000              37,548,000
                                                                                  -------------------
                                                                                          206,199,719

HARDWARE--2.1%
    The Black & Decker Corporation                                  1,622,200     $        68,018,846

MARKETING SERVICES--1.5%
    The Interpublic Group of Companies, Inc.                        3,165,000     $        50,165,250

PUBLISHING--3.5%
    Gannett Co., Inc.                                                 884,500     $        63,843,210
    Knight-Ridder, Inc.                                               916,000              51,671,560
                                                                                  -------------------
                                                                                          115,514,770

RECREATION & ENTERTAINMENT--1.1%
    Carnival Corporation                                            1,500,000     $        37,650,000


NAME                                                              SHARES HELD            MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5% (CONT.)

RETAIL--14.3%
    Yum! Brands, Inc (a)                                            2,439,000     $        67,584,690
    J.C. Penney Company, Inc.                                       3,902,900              62,134,168
    The Kroger Co. (a)                                              4,390,000              61,899,000
    McDonald's Corporation                                          3,300,000              58,278,000
    Safeway Inc. (a)                                                2,527,000              56,352,100
    The Home Depot, Inc.                                            2,100,000              54,810,000
    CVS Corporation                                                 1,605,000              40,686,750
    The Gap, Inc.                                                   3,599,000              39,049,150
    Toys `R' Us, Inc. (a)                                           3,125,000              31,812,500
                                                                                  -------------------
                                                                                          472,606,358

BANK & THRIFTS--5.8%
    Washington Mutual, Inc.                                         3,937,300     $       123,906,831
    U.S. Bancorp                                                    3,700,000              68,746,000
                                                                                  -------------------
                                                                                          192,652,831

INSURANCE--1.8%
    MGIC Investment Corporation                                     1,437,900     $        58,709,457

OTHER FINANCIAL--2.1%
    Fannie Mae                                                      1,170,000     $        69,661,800

MEDICAL PRODUCTS--2.4%
    Guidant Corporation (a)                                         2,396,100     $        77,417,991

PHARMACEUTICALS--10.6%
    Bristol-Myers Squibb Company                                    3,250,000     $        77,350,000
    Abbott Laboratories                                             1,850,000              74,740,000
    Merck & Co., Inc.                                               1,600,000              73,136,000
    Schering-Plough Corporation                                     3,225,000              68,757,000
    Chiron Corporation (a)                                          1,622,000              56,672,680
                                                                                  -------------------
                                                                                          350,655,680

TELECOMMUNICATIONS--1.2%
    Sprint Corporation                                              4,421,000     $        40,319,520

TELECOMMUNICATIONS EQUIPMENT--0.9%
    Motorola, Inc.                                                  2,975,000     $        30,285,500

COMPUTER SERVICES--4.3%
    First Data Corporation                                          2,400,000     $        67,080,000
    SunGard Data Systems, Inc. (a)                                  2,801,600              54,491,120
    Electronic Data Systems Corporation                             1,501,000              20,983,980
                                                                                  -------------------
                                                                                          142,555,100

                                                                 SHARES HELD/
NAME                                                                PAR VALUE            MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5% (CONT.)

COMPUTER SYSTEMS--0.9%
    Sun Microsystems, Inc. (a)                                     12,000,000     $        31,080,000

OFFICE EQUIPMENT--1.1%
    Xerox Corporation (a)                                           7,427,400     $        36,765,630

AEROSPACE & DEFENSE--2.3%
    Honeywell International, Inc.                                   1,950,000     $        42,237,000
    The Boeing Company                                              1,000,000              34,130,000
                                                                                  -------------------
                                                                                           76,367,000

OTHER INDUSTRIAL GOODS & SERVICES--1.1%
    Illinois Tool Works Inc.                                          604,200     $        35,242,986

WASTE DISPOSAL--1.8%
    Waste Management, Inc.                                          2,574,300     $        60,032,676

OIL & NATURAL GAS--4.2%
    ConocoPhillips                                                  1,635,335     $        75,617,890
    Burlington Resources Inc.                                       1,671,100              64,103,396
                                                                                  -------------------
                                                                                          139,721,286

ELECTRIC UTILITIES--3.3%
    TXU Corp.                                                       1,565,000     $        65,276,150
    Duke Energy Corporation                                         2,220,000              43,401,000
                                                                                  -------------------
                                                                                          108,677,150

    TOTAL COMMON STOCKS (COST: $3,433,430,323)                                          3,092,914,134


SHORT TERM INVESTMENTS--6.4%

U.S. GOVERNMENT BILLS--4.8%
    United States Treasury Bills, 1.58% - 1.665%
       due 10/3/2002 - 11/29/2002                                $160,000,000     $       159,873,818

    TOTAL U.S. GOVERNMENT BILLS (COST: $159,870,861)                                      159,873,818

NAME                                                                PAR VALUE            MARKET VALUE
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--6.4% (CONT.)

REPURCHASE AGREEMENTS--1.6%
    IBT Repurchase Agreement, 1.75% due 10/1/2002,
       repurchase price $50,002,431 collateralized by
       U.S. Government Agency Securities                          $50,000,000          $   50,000,000
    IBT Repurchase Agreement, 1.11% due 10/1/2002,
       repurchase price $1,886,022 collateralized by a
       U.S. Government Agency Security                              1,885,964               1,885,964
                                                                                       --------------

    TOTAL REPURCHASE AGREEMENT (COST: $51,885,964)                                         51,885,964

    TOTAL SHORT TERM INVESTMENTS (COST: $211,756,825)                                     211,759,782
    Total Investments (Cost $3,645,187,148)--99.9%                                     $3,304,673,916
    Other Assets In Excess Of Other Liabilities--0.1%                                       4,007,917
                                                                                       --------------
    TOTAL NET ASSETS--100%                                                             $3,308,681,833
                                                                                       ==============


(a)  Non-income producing security.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SELECT FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2002

NAME                                                            SHARES HELD            MARKET VALUE
---------------------------------------------------------------------------------------------------
COMMON STOCKS--92.2%

OTHER CONSUMER GOODS & SERVICES--13.1%
    H&R Block, Inc.                                               7,738,800     $       325,106,988
    Mattel, Inc.                                                  9,554,000             172,067,540
                                                                                -------------------
                                                                                        497,174,528

CABLE SYSTEMS & SATELLITE TV--4.0%
    AOL Time Warner Inc. (a)                                     13,000,000     $       152,100,000

INFORMATION SERVICES--9.8%
    Moody's Corporation                                           3,984,000     $       193,224,000
    The Dun & Bradstreet Corporation (a)(b)                       5,321,300             178,848,893
                                                                                -------------------
                                                                                        372,072,893

PUBLISHING--3.9%
    Knight-Ridder, Inc.                                           2,606,500     $       147,032,665

RETAIL--16.5%
    Yum! Brands, Inc (a)                                          7,422,000     $       205,663,620
    The Kroger Co. (a)                                           10,362,500             146,111,250
    Office Depot, Inc. (a)                                       11,434,900             141,106,666
    Toys `R' Us, Inc. (a)(b)                                     12,698,500             129,270,730
                                                                                -------------------
                                                                                        622,152,266

BANK & THRIFTS--17.8%
    Washington Mutual, Inc.                                      21,351,400     $       671,928,558

INVESTMENT MANAGEMENT--2.9%
    Stilwell Financial Inc                                        9,030,400     $       108,996,928

HEALTH CARE SERVICES--4.1%
    IMS Health Incorporated                                      10,392,000     $       155,568,240

PHARMACEUTICALS--4.4%
    Chiron Corporation (a)                                        4,811,400     $       168,110,316

TELECOMMUNICATIONS--3.3%
    Sprint Corporation                                           13,727,500     $       125,194,800

COMPUTER SERVICES--5.3%
    First Data Corporation                                        5,430,400     $       151,779,680
    Electronic Data Systems Corporation                           3,451,500              48,251,970
                                                                                -------------------
                                                                                        200,031,650

OFFICE EQUIPMENT--2.8%
    Xerox Corporation (a)                                        21,547,700     $       106,661,115

                                                                                  SHARES HELD/
NAME                                                                                 PAR VALUE            MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.2% (CONT.)

OIL & NATURAL GAS--4.3%
    Burlington Resources Inc.                                                        4,201,800     $       161,181,048

    TOTAL COMMON STOCKS (COST: $3,372,614,639)                                                           3,488,205,007


SHORT TERM INVESTMENTS--7.4%

U.S. GOVERNMENT BILLS--4.1%
    United States Treasury Bills, 1.58% - 1.975%
       due 10/3/2002 - 12/12/2002                                                 $155,000,000     $       154,792,889

    TOTAL U.S. GOVERNMENT BILLS (COST: $154,782,375)                                                       154,792,889

REPURCHASE AGREEMENTS--3.3%
    IBT Repurchase Agreement, 1.75% due 10/1/2002,
       repurchase price $121,005,882 collateralized by
       U.S. Government Agency Securities                                          $121,000,000     $       121,000,000
    IBT Repurchase Agreement, 1.11% due 10/1/2002,
       repurchase price $2,118,317 collateralized by a
       U.S. Government Agency Security                                               2,118,252               2,118,252
                                                                                                   -------------------

    TOTAL REPURCHASE AGREEMENT (COST: $123,118,252)                                                        123,118,252

    TOTAL SHORT TERM INVESTMENTS (COST: $277,900,627)                                                      277,911,141

    Total Investments (Cost $3,650,515,266)--99.6%                                                 $     3,766,116,148
    Other Assets In Excess Of Other Liabilities--0.4%                                                       15,936,183
                                                                                                   -------------------
    TOTAL NET ASSETS--100%                                                                         $     3,782,052,331
                                                                                                   ===================


(a)  Non-income producing security.

(b) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SMALL CAP FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2002

NAME                                                                               SHARES HELD            MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.7%

FOOD & BEVERAGE--6.3%
    Ralcorp Holdings, Inc. (a)                                                         579,000        $     12,315,330
    Del Monte Foods Company (a)                                                      1,230,000              10,049,100
                                                                                                      ----------------
                                                                                                            22,364,430

HOUSEHOLD PRODUCTS--3.9%
    Tupperware Corporation                                                             850,000        $     14,127,000

OTHER CONSUMER GOODS & SERVICES--5.1%
    Department 56, Inc. (a)(b)                                                         760,000        $      7,942,000
    Callaway Golf Company                                                              500,000               5,200,000
    Central Parking Corporation                                                        250,000               5,035,000
                                                                                                      ----------------
                                                                                                            18,177,000

SECURITY SYSTEMS--3.4%
    Checkpoint Systems, Inc. (a)                                                     1,000,000        $     12,350,000

APPAREL--3.2%
    Oakley, Inc. (a)                                                                   750,000        $      7,537,500
    R.G. Barry Corporation (a)(b)                                                      900,000               3,744,000
                                                                                                      ----------------
                                                                                                            11,281,500

AUTOMOBILE RENTALS--1.5%
    Dollar Thrifty Automotive Group, Inc. (a)                                          325,000        $      5,216,250

BUILDING MATERIALS & CONSTRUCTION--3.0%
    Insituform Technologies, Inc., Class A (a)                                         750,000        $     10,762,500

EDUCATIONAL SERVICES--2.7%
    ITT Educational Services, Inc. (a)                                                 509,500        $      9,563,315

HOTELS & MOTELS--1.9%
    Prime Hospitality Corp. (a)                                                        810,000        $      6,642,000

INFORMATION SERVICES--3.5%
    eFunds Corporation (a)                                                           1,327,600        $     12,454,216

MARKETING SERVICES--0.2%
    Grey Global Group Inc.                                                               1,000        $        590,000

RETAIL--3.9%
    ShopKo Stores, Inc. (a)                                                            740,000        $      9,664,400
    Pathmark Stores Inc (a)                                                            471,500               4,314,225
                                                                                                      ----------------
                                                                                                            13,978,625

NAME                                                                               SHARES HELD            MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.7% (CONT.)

BANK & THRIFTS--5.9%
    BankAtlantic Bancorp, Inc., Class A                                              1,000,000        $      8,980,000
    People's Bank of Bridgeport, Connecticut                                           360,000               8,074,800
    PennFed Financial Services, Inc.                                                   150,000               4,123,500
                                                                                                      ----------------
                                                                                                            21,178,300

INSURANCE--3.0%
    The PMI Group, Inc.                                                                400,000        $     10,884,000

OTHER FINANCIAL--1.9%
    NCO Group, Inc. (a)                                                                600,000        $      6,882,000

REAL ESTATE--4.7%
    Catellus Development Corporation (a)                                               650,000        $     11,992,500
    Trammell Crow Company (a)                                                          495,000               4,880,700
                                                                                                      ----------------
                                                                                                            16,873,200

MEDICAL PRODUCTS--7.4%
    Hanger Orthopedic Group, Inc. (a)                                                  960,000        $     15,264,000
    CONMED Corporation (a)                                                             350,000               7,052,500
    Sybron Dental Specialties, Inc. (a)                                                300,000               4,197,000
                                                                                                      ----------------
                                                                                                            26,513,500

PHARMACEUTICALS--3.4%
    Pharmaceutical Resources Inc (a)                                                   424,300        $     11,871,914
    Elan Corporation plc (a)(c)                                                        115,000                 221,950
                                                                                                      ----------------
                                                                                                            12,093,864

COMPUTER SERVICES--3.3%
    CIBER, Inc. (a)                                                                  1,805,000        $     10,487,050
    Interland, Inc. (a)                                                                600,000               1,230,000
                                                                                                      ----------------
                                                                                                            11,717,050

COMPUTER SOFTWARE--6.7%
    Sybase Inc (a)                                                                   1,000,000        $     11,620,000
    MSC.Software Corp. (a)                                                           1,100,000               9,372,000
    Mentor Graphics Corporation (a)                                                    587,000               2,864,560
                                                                                                      ----------------
                                                                                                            23,856,560

COMPUTER SYSTEMS--1.6%
    Optimal Robotics Corp., Class A (a)(b)(d)                                          763,500        $      5,833,140

DATA STORAGE--2.0%
    Imation Corp. (a)                                                                  250,000        $      7,082,500

NAME                                                                               SHARES HELD            MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.7% (CONT.)

OFFICE EQUIPMENT--3.7%
    InFocus Corporation (a)                                                          1,000,000        $      7,620,000
    MCSi, Inc. (a)                                                                   1,125,000               5,568,750
                                                                                                      ----------------
                                                                                                            13,188,750

INSTRUMENTS--2.3%
    IDEXX Laboratories, Inc. (a)                                                       255,000        $      7,891,740
    Measurement Specialties, Inc. (a)(e)                                               550,000                 412,500
                                                                                                      ----------------
                                                                                                             8,304,240

MACHINERY & INDUSTRIAL PROCESSING--2.1%
    SureBeam Corporation, Class A (a)                                                3,100,000        $      5,580,000
    Columbus McKinnon Corporation (a)                                                  365,000               1,919,900
                                                                                                      ----------------
                                                                                                             7,499,900

OTHER INDUSTRIAL GOODS & SERVICES--0.7%
    Integrated Electrical Services, Inc. (a)                                           650,000        $      2,431,000

TRANSPORTATION SERVICES--1.6%
    Teekay Shipping Corporation (d)                                                    203,400        $      5,796,900

CHEMICALS--2.8%
    Sensient Technologies Corporation                                                  292,800        $      6,186,864
    H.B. Fuller Company                                                                140,000               3,724,000
                                                                                                      ----------------
                                                                                                             9,910,864

OIL & NATURAL GAS--5.0%
    St. Mary Land & Exploration Company                                                350,000        $      8,365,000
    Cabot Oil & Gas Corporation                                                        250,000               5,375,000
    Berry Petroleum Company                                                            250,000               4,247,500
                                                                                                      ----------------
                                                                                                            17,987,500

    TOTAL COMMON STOCKS (COST: $404,024,443)                                                               345,540,104

NAME                                                                                 PAR VALUE            MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--3.3%

REPURCHASE AGREEMENTS--3.3%
    IBT Repurchase Agreement, 1.75% due 10/1/2002,
       repurchase price $10,000,486 collateralized by
       U.S. Government Agency Securities                                           $10,000,000        $     10,000,000
    IBT Repurchase Agreement, 1.11% due 10/1/2002,
       repurchase price $1,896,864 collateralized by a
       U.S. Government Agency Security                                               1,896,806               1,896,806
                                                                                                      ----------------

    TOTAL REPURCHASE AGREEMENT (COST: $11,896,806)                                                          11,896,806

    TOTAL SHORT TERM INVESTMENTS (COST: $11,896,806)                                                        11,896,806

    Total Investments (Cost $415,921,249)--100.0%                                                     $    357,436,910
    Other Liabilities In Excess Of Other Assets--0.0%                                                          (42,821)
                                                                                                      ----------------
    TOTAL NET ASSETS--100%                                                                            $    357,394,089
                                                                                                      ================


(a)  Non-income producing security.

(b) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.

(c)  Represents an American Depository Receipt.

(d)  Represents a foreign domiciled corporation.

(e) Security valued at a fair value as determined by the Pricing Committee appointed by the Board of Trustees.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK EQUITY AND INCOME FUND

SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 2002

NAME                                                                               SHARES HELD            MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--53.2%
COMMON STOCKS--52.5%

FOOD & BEVERAGE--0.5%
    UST Inc.                                                                           400,000     $        11,284,000

BROADCASTING & PUBLISHING--0.7%
    Gemstar-TV Guide International Inc. (b)                                          7,000,000     $        17,640,000

CABLE SYSTEMS & SATELLITE TV--0.8%
    General Motors Corporation, Class H
       (Hughes Electronics Corporation) (a)                                          2,000,000     $        18,300,000

INFORMATION SERVICES--2.4%
    Ceridian Corporation (a)                                                         3,900,000     $        55,575,000

MARKETING SERVICES--0.5%
    The Interpublic Group of Companies, Inc.                                           800,000     $        12,680,000

PRINTING--0.2%
    Valassis Communications, Inc. (a)                                                  150,000     $         5,260,500

RECREATION & ENTERTAINMENT--1.0%
    International Game Technology (a)                                                  345,000     $        23,853,300

RETAIL--4.1%
    J.C. Penney Company, Inc.                                                        2,200,000     $        35,024,000
    Albertson's, Inc.                                                                1,200,000              28,992,000
    BJ's Wholesale Club, Inc. (a)                                                    1,100,000              20,911,000
    Office Depot, Inc. (a)                                                             980,000              12,093,200
                                                                                                   -------------------
                                                                                                            97,020,200

INSURANCE--3.6%
    SAFECO Corporation                                                               2,200,000     $        69,916,000
    PartnerRe, Ltd. (c)                                                                200,000               9,636,000
    RenaissanceRe Holdings Ltd.                                                        174,700               6,601,913
                                                                                                   -------------------
                                                                                                            86,153,913

OTHER FINANCIAL--0.5%
    GATX Corporation                                                                   600,000     $        11,880,000

REAL ESTATE--2.0%
    Catellus Development Corporation (a)                                             1,881,500     $        34,713,675
    Hospitality Properties Trust                                                       200,000               6,624,000
    Legacy Hotels Real Estate Investment Trust (c)                                   1,125,000               5,909,851
                                                                                                   -------------------
                                                                                                            47,247,526

NAME                                                                               SHARES HELD            MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--53.2% (CONT.)
HEALTH CARE SERVICES--2.0%
    IMS Health Incorporated                                                          2,300,000     $        34,431,000
    Caremark Rx, Inc. (a)                                                              750,000              12,750,000
                                                                                                   -------------------
                                                                                                            47,181,000

MANAGED CARE SERVICES--2.3%
    First Health Group Corp. (a)                                                     2,000,000     $        54,240,000

MEDICAL PRODUCTS--4.9%
    Guidant Corporation (a)                                                          1,855,000     $        59,935,050
    Apogent Technologies Inc. (a)                                                    1,750,000              32,655,000
    Techne Corporation (a)                                                             525,000              17,214,750
    Edwards Lifesciences Corporation (a)                                               275,000               7,037,250
                                                                                                   -------------------
                                                                                                           116,842,050

PHARMACEUTICALS--4.3%
    Watson Pharmaceuticals, Inc. (a)                                                 2,100,000     $        51,471,000
    Bristol-Myers Squibb Company                                                     2,000,000              47,600,000
    Chiron Corporation (a)                                                              41,800               1,460,492
                                                                                                   -------------------
                                                                                                           100,531,492

TELECOMMUNICATIONS--0.1%
    CenturyTel, Inc.                                                                   159,800     $         3,584,314

COMPUTER SOFTWARE--3.6%
    Synopsys, Inc. (a)                                                               1,485,000     $        56,652,750
    Novell, Inc. (a)                                                                 8,000,000              16,800,000
    Mentor Graphics Corporation (a)                                                  2,300,000              11,224,000
                                                                                                   -------------------
                                                                                                            84,676,750

COMPUTER SYSTEMS--1.1%
    The Reynolds and Reynolds Company, Class A                                       1,164,000     $        26,120,160

AEROSPACE & DEFENSE--3.5%
    Rockwell Collins, Inc.                                                           1,863,800     $        40,891,772
    Honeywell International, Inc.                                                    1,875,000              40,612,500
                                                                                                   -------------------
                                                                                                            81,504,272

AGRICULTURAL EQUIPMENT--0.1%
    Alamo Group Inc.                                                                   141,900     $         1,753,884

INSTRUMENTS--1.9%
    Varian Inc. (a)                                                                  1,599,400     $        44,159,434

MACHINERY & INDUSTRIAL PROCESSING--2.5%
    Rockwell Automation International Corporation                                    1,964,500     $        31,962,415
    Cooper Industries, Ltd.                                                            880,700              26,729,245
                                                                                                   -------------------
                                                                                                            58,691,660

                                                                                  SHARES HELD/
NAME                                                                                 PAR VALUE            MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--53.2% (CONT.)
TRANSPORTATION SERVICES--0.1%
    Nordic American Tanker Shipping Limited (c)                                        154,900     $         1,645,038

AGRICULTURAL OPERATIONS--1.8%
    Monsanto Company                                                                 2,800,000     $        42,812,000

FORESTRY PRODUCTS--1.7%
    Plum Creek Timber Company, Inc.                                                  1,809,644     $        40,916,051

OIL & NATURAL GAS--6.3%
    Burlington Resources Inc.                                                        2,000,000     $        76,720,000
    XTO Energy, Inc.                                                                 1,528,000              31,492,080
    St. Mary Land & Exploration Company                                              1,030,000              24,617,000
    Cabot Oil & Gas Corporation                                                        750,000              16,125,000
                                                                                                   -------------------
                                                                                                           148,954,080

    TOTAL COMMON STOCKS (COST: $1,385,836,462)                                                           1,240,506,624

CONVERTIBLE BONDS--0.7%

CABLE SYSTEMS & SATELLITE TV--0.5%
    EchoStar Communications Corporation, 4.875%
       due 1/1/2007                                                               $ 15,000,000     $        11,343,750

PHARMACEUTICALS--0.2%
    Sepracor Inc., 7.00% due 12/15/2005                                           $  7,285,000     $         4,498,487

    TOTAL CONVERTIBLE BONDS (COST: $17,579,387)                                                             15,842,237

    TOTAL EQUITY AND EQUIVALENTS (COST: $1,403,415,849)                                                  1,256,348,861


FIXED INCOME--40.2%

PREFERRED STOCKS--0.1%

BANK & THRIFTS --0.1%
    BBC Capital Trust I, Preferred, 9.50%                                               48,000     $         1,200,480
    Pennfed Capital Trust, Preferred, 8.90%                                             27,500                 694,375
    Fidelity Capital Trust I, Preferred, 8.375%                                         43,500                 437,175
                                                                                                   -------------------
                                                                                                             2,332,030

TELECOMMUNICATIONS--0.0%
    MediaOne Finance Trust III, Preferred, 9.04%                                        20,000     $           470,000

    TOTAL PREFERRED STOCKS (COST: $2,715,763)                                                                2,802,030

NAME                                                                                 PAR VALUE            MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
FIXED INCOME--40.2% (CONT.)
CORPORATE BONDS--1.8%

BROADCASTING & PROGRAMMING--0.5%
    Liberty Media Corporation, 8.25%
       due 2/1/2030, Debenture                                                    $ 12,900,000     $        12,740,453

BUILDING MATERIALS & CONSTRUCTION--0.0%
    Juno Lighting, Inc., 11.875% due 7/1/2009,
       Senior Subordinated Note                                                   $    750,000     $           768,750

CABLE SYSTEMS & SATELLITE TV--0.1%
    CSC Holdings Inc., 7.875% due 12/15/2007                                      $  3,000,000     $         2,475,000

HOTELS & MOTELS--0.3%
    HMH Properties, 7.875% due 8/1/2005,
       Senior Note Series A                                                       $  3,450,000     $         3,329,250
    Park Place Entertainment, 7.00%
       due 7/15/2004, Senior Notes                                                   2,750,000               2,778,212
                                                                                                   -------------------
                                                                                                             6,107,462

RETAIL--0.5%
    The Gap, Inc., 6.90% due 9/15/2007                                            $  9,187,000     $         8,084,560
    Rite Aid Corporation, 7.625% due 4/15/2005, Senior Notes                         4,900,000               3,626,000
    Ugly Duckling Corporation, 12.00%
       due 10/23/2003, Subordinated Debenture                                          650,000                 585,000
                                                                                                   -------------------
                                                                                                            12,295,560

MEDICAL PRODUCTS--0.3%
    CONMED Corporation, 9.00% due 3/15/2008                                       $  5,610,000     $         5,666,100

MACHINERY & INDUSTRIAL PROCESSING--0.1%
    Columbus McKinnon Corporation New York,
       8.50% due 4/1/2008                                                         $  3,000,000     $         2,490,000

ELECTRIC UTILITIES--0.0%
    Midland Funding Corporation, 11.75% due 7/23/2005                             $    500,000     $           506,250

    TOTAL CORPORATE BONDS (COST: $43,397,142)                                                               43,049,575

NAME                                                                                 PAR VALUE            MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
GOVERNMENT AND AGENCY SECURITIES--38.3%

U.S. GOVERNMENT NOTES--37.9%
    United States Treasury Notes, 3.375% due 1/15/2007,
       Inflation Indexed                                                          $156,864,600     $       170,859,903
    United States Treasury Notes, 3.375% due 1/15/2012,
       Inflation Indexed                                                           141,993,600             157,058,269
    United States Treasury Notes, 5.75% due 11/15/2005                             100,000,000             111,070,300
    United States Treasury Notes, 4.75% due 11/15/2008                             100,000,000             109,824,200
    United States Treasury Notes, 3.50% due 11/15/2006                             100,000,000             104,250,000
    United States Treasury Notes, 3.00% due 11/30/2003                              75,000,000              76,315,425
    United States Treasury Notes, 7.875% due 11/15/2004                             25,000,000              28,171,875
    United States Treasury Notes, 5.00% due 8/15/2011                               25,000,000              27,764,650
    United States Treasury Notes, 5.25% due 5/15/2004                               25,000,000              26,454,100
    United States Treasury Notes, 2.875% due 6/30/2004                              25,000,000              25,522,450
    United States Treasury Notes, 3.00% due 2/29/2004                               25,000,000              25,500,000
    United States Treasury Notes, 3.00% due 1/31/2004                               25,000,000              25,475,575
    United States Treasury Notes, 7.25% due 8/15/2004                                5,000,000               5,514,060
                                                                                                   -------------------
                                                                                                           893,780,807

U.S. GOVERNMENT AGENCIES--0.4%
    Fannie Mae, 3.875% due 9/7/2004                                               $  5,000,000     $         5,045,315
    Federal Home Loan Bank, 5.10% due 12/26/2006                                     2,035,000               2,108,769
    Fannie Mae, Principal Only, Zero Coupon, due 10/3/2011                           1,065,000               1,066,354
    Federal Home Loan Bank, 3.875% due 12/15/2004                                    1,000,000               1,038,045
                                                                                                   -------------------
                                                                                                             9,258,483

    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $861,911,517)                                            903,039,290

    TOTAL FIXED INCOME (COST: $908,024,422)                                                                948,890,895


SHORT TERM INVESTMENTS--5.7%

U.S. GOVERNMENT BILLS--3.2%
    United States Treasury Bills, 1.55% - 1.62%                                   $ 75,000,000     $        74,944,321
       due 10/10/2002 - 10/31/2002

    TOTAL U.S. GOVERNMENT BILLS (COST: $74,944,321)                                                         74,944,321

                                                                                    PAR VALUE/
NAME                                                                    SHARES SUBJECT TO CALL            MARKET VALUE
SHORT TERM INVESTMENTS--5.7% (CONT.)

REPURCHASE AGREEMENTS--2.5%
    IBT Repurchase Agreement, 1.75% due 10/1/2002,
       repurchase price $58,002,819 collateralized by
       U.S. Government Agency Securities                                          $ 58,000,000     $        58,000,000
    IBT Repurchase Agreement, 1.11% due 10/1/2002,
       repurchase price $1,636,138 collateralized by a
       U.S. Government Agency Security                                               1,636,088               1,636,088
                                                                                                   -------------------

    TOTAL REPURCHASE AGREEMENT (COST: $59,636,088)                                                          59,636,088

    TOTAL SHORT TERM INVESTMENTS (COST: $134,580,409)                                                      134,580,409
    Total Investments (Cost $2,446,020,680)--99.1%                                                 $     2,339,820,165


CALL OPTIONS WRITTEN--0.0%

BROADCASTING & PUBLISHING--0.0%
    Gemstar-TV Guide International Inc., November 7.50 Calls                        (1,019,000)    $           (50,950)

    TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED: $(638,100))--0.0%                                           (50,950)
    Other Assets In Excess Of Other Liabilities--0.9%                                              $        20,817,788
                                                                                                   -------------------
    TOTAL NET ASSETS--100%                                                                         $     2,360,587,003
                                                                                                   ===================

(a)  Non-income producing security.
(b) A portion of this security has been segregated to cover written option contracts. See footnote number one in the Notes to Financial Statements regarding accounting for options.
(c)  Represents a foreign domiciled corporation.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK GLOBAL FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2002

NAME                                      DESCRIPTION                                  SHARES HELD           MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.2%
FOOD & BEVERAGE--1.6%
    Lotte Chilsung Beverage
      Co., Ltd. (Korea)                   Soft Drinks, Juices & Sports Drinks
                                            Manufacturer                                    4,800             $ 2,826,532
HOUSEHOLD PRODUCTS--3.7%
    Henkel KGaA (Germany)                 Consumer Chemical Products
                                            Manufacturer                                  118,000             $ 6,584,329
AUTOMOBILES--1.7%
    Ducati Motor
      Holding S.p.A. (Italy)(a)           Motorcycle Manufacturer                       1,933,500             $ 3,055,239

BROADCASTING & PROGRAMMING--6.6%
    Liberty Media
      Corporation, Class A
      (United States) (a)                 Broadcast Services &
                                            Programming                                 1,000,000             $ 7,180,000
    Grupo Televisa S.A.
      (Mexico) (a)(b)                     Television Production &
                                            Broadcasting                                  173,700               4,427,613
                                                                                                              -----------
                                                                                                               11,607,613
BROADCASTING & PUBLISHING--1.4%
    Gemstar-TV Guide
      International Inc.
      (United States) (a)                 Electronic Program
                                            Guide Services                              1,000,000             $ 2,520,000
EDUCATIONAL SERVICES--1.7%
    ITT Educational Services,
      Inc. (United States) (a)            Postsecondary Degree Programs                   161,600             $ 3,033,232

HOME FURNISHINGS--4.3%
    Hunter Douglas N.V.
      (Netherlands)                       Window Coverings Manufacturer                   285,600             $ 7,615,581

HUMAN RESOURCES--4.0%
    Michael Page
      International plc
      (Great Britain)                     Recruitment Consultancy Services              3,740,000             $ 6,985,884

INFORMATION SERVICES--9.9%
    eFunds Corporation
      (United States) (a)                 Electronic Debit Payment Services             1,225,000             $11,491,725
    Ceridian Corporation
      (United States) (a)                 Data Management Services                        425,000               6,056,250
                                                                                                              -----------
                                                                                                               17,547,975

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--96.2% (CONT.)
MARKETING SERVICES--3.8%
    The Interpublic Group of
      Companies, Inc.
      (United States)            Advertising & Marketing Services        344,000          $ 5,452,400
    Cordiant
      Communications
      Group plc
      (Great Britain) (a)        Advertising & Media Services          2,097,000            1,267,249
                                                                                          -----------
                                                                                            6,719,649
RETAIL--3.1%
    Bulgari S.p.A. (Italy)       Jewelry Manufacturer & Retailer         897,700          $ 2,978,870
    Somerfield plc
      (Great Britain) (a)        Food Retailer                         1,403,000            2,361,880
                                                                                          -----------
                                                                                            5,340,750
BANK & THRIFTS--7.6%
    U.S. Bancorp
      (United States)            Commercial Bank                         275,000          $ 5,109,500
    Washington Mutual,
      Inc. (United States)       Thrift                                  135,000            4,248,450
    Banco Popolare di
      Verona e Novara
      Scrl (Italy)               Commercial Bank                         351,100            4,004,920
                                                                                          -----------
                                                                                           13,362,870
OTHER FINANCIAL--2.5%
    Daiwa Securities Group
      Inc. (Japan)               Stock Broker                            807,000          $ 4,451,866

MANAGED CARE SERVICES--3.7%
    First Health Group Corp.
      (United States) (a)        Health Benefits Company                 240,000          $ 6,508,800

MEDICAL PRODUCTS--6.2%
    Cytyc Corporation
      (United States) (a)        Diagnostic Equipment                    400,000          $ 4,288,000
    Ansell Limited
      (Australia) (a)            Protective Rubber & Plastics Products   934,000            3,499,418
    Guidant Corporation
      (United States) (a)        Medical Instruments                     100,000            3,231,000
                                                                                          -----------
                                                                                           11,018,418
PHARMACEUTICALS--6.2%
    GlaxoSmithKline plc
      (Great Britain)            Pharmaceuticals                         362,400          $ 6,911,420
    Abbott Laboratories
      (United States)            Pharmaceuticals                         100,000            4,040,000
                                                                                          -----------
                                                                                           10,951,420

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--96.2% (CONT.)
TELECOMMUNICATIONS EQUIPMENT--3.1%
    Telefonaktiebolaget LM
      Ericsson, Class B
      (Sweden) (a)               Mobile & Wired
                                   Telecommunications Products        14,923,000          $ 5,419,470
COMPUTER SERVICES--5.2%
    First Data Corporation
      (United States)            Data Processing & Management            175,000          $ 4,891,250
    Meitec Corporation
      (Japan)                    Software Engineering Services           181,900            4,263,223
                                                                                          -----------
                                                                                            9,154,473

COMPUTER SOFTWARE--7.2%
    Synopsys, Inc.
      (United States) (a)        Electronic Design Automation            220,000          $ 8,393,000
    Novell, Inc.
      (United States) (a)        Network & Internet
                                   Integration Software                2,000,000            4,200,000
                                                                                          -----------
                                                                                           12,593,000
AIRPORT MAINTENANCE--2.2%
    Grupo Aeroportuario
      del Sureste S.A. de C.V.
      (Mexico) (b)               Airport Operator                        355,000          $ 3,905,000

DIVERSIFIED CONGLOMERATES--6.3%
    Vivendi Universal
      SA (France)                Multimedia                              983,400          $11,023,186

INSTRUMENTS--1.9%
    Orbotech, Ltd. (Israel) (a)  Optical Inspection Systems              225,000          $ 3,318,750

CHEMICALS--2.3%
    Givaudan (Switzerland)       Fragrance & Flavor
                                   Compound Manufacturer                   8,970          $ 4,010,161

    TOTAL COMMON STOCKS (COST: $202,352,125)                                              169,554,198

NAME                             DESCRIPTION                          PAR VALUE          MARKET VALUE
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--3.0%

REPURCHASE AGREEMENTS--3.0%
    IBT Repurchase Agreement, 1.75% Due 10/1/2002,
      repurchase price $4,000,194 collateralized by a
      U.S. Government Agency Security                                 $4,000,000         $  4,000,000
    IBT Repurchase Agreement, 1.11% due 10/1/2002,
      repurchase price $1,187,300 collateralized by
      U.S. Government Agency Securities                                1,187,263            1,187,263
                                                                                         ------------
    TOTAL REPURCHASE AGREEMENT (COST: $5,187,263)                                           5,187,263

    TOTAL SHORT TERM INVESTMENTS (COST: $5,187,263)                                         5,187,263

    Total Investments (Cost $207,539,388)--99.2%                                         $174,741,461
    Other Assets In Excess Of Other Liabilities--0.8%                                       1,472,340
                                                                                         ------------
    Total Net Assets--100%                                                               $176,213,801
                                                                                         ============

(a)  Non-income producing security.

(b)  Represents an American Depository Receipt.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2002

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.5%
FOOD & BEVERAGE--8.4%
    Diageo plc (Great Britain)   Beverages, Wines, &
                                   Spirits Manufacturer                3,150,200         $ 38,865,432
    Pernod-Ricard SA (France)    Manufactures Wines, Spirits, &
                                   Fruit Juices                          363,300           32,650,352
    Lotte Chilsung Beverage
      Co., Ltd. (Korea)
                                 Soft Drinks, Juices & Sports
                                   Drinks Manufacturer                    49,700           29,266,378
    Fomento Economico
      Mexicano S.A. de C.V.
      (Mexico) (b)               Soft Drink & Beer Manufacturer          600,400           20,293,520
                                                                                         ------------
                                                                                          121,075,682
HOUSEHOLD PRODUCTS--2.9%
    Henkel KGaA (Germany)        Consumer Chemical
                                   Products Manufacturer                 755,000         $ 42,128,547
APPAREL--0.2%
    Fila Holdings S.p.A.
      (Italy) (a)(b)(c)          Athletic Footwear & Apparel           5,894,760         $  3,006,328

AUTOMOBILES--0.7%
    Bayerische Motoren
      Werke (BMW) AG
      (Germany)                  Luxury Automobile Manufacturer          313,100         $ 10,052,663

AUTOMOTIVE--3.1%
    Autoliv Inc (Sweden) (d)     Automotive Safety Systems
                                   Manufacturer                        1,248,000         $ 26,225,268
    Compagnie Generale
      des Etablissements
      Michelin (France)          Tire Manufacturer                       664,500           18,650,915
                                                                                         ------------
                                                                                           44,876,183
BROADCASTING & PROGRAMMING--3.3%
    Grupo Televisa S.A.
      (Mexico) (a)(b)            Television Production
                                   & Broadcasting                      1,003,100         $ 25,569,019
    Tokyo Broadcasting
      System, Inc. (Japan)       Television & Radio Broadcasting       1,511,000           22,017,198
                                                                                         ------------
                                                                                           47,586,217
BUILDING MATERIALS & CONSTRUCTION--1.1%
    Kumkang Korea Chemical
      Co., Ltd. (Korea)          Building Materials                      162,140         $ 15,515,155

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.5% (CONT.)

HOME FURNISHINGS--3.0%
    Hunter Douglas N.V.
      (Netherlands)              Window Coverings Manufacturer         1,638,584         $43,693,170

HUMAN RESOURCES--2.8%
    Michael Page
      International plc
      (Great Britain) (c)        Recruitment Consultancy Services     21,562,900         $40,276,985

MARKETING SERVICES--5.3%
    Aegis Group plc
      (Great Britain)            Media Services                       31,735,500         $34,122,335
    Publicis Groupe (France)     Advertising & Media Services          1,461,700          27,572,281
    Cordiant Communications
      Group plc
      (Great Britain) (a)(c)     Advertising & Media Services         24,209,270          14,630,031
                                                                                         -----------
                                                                                          76,324,647
PUBLISHING--6.7%
    Wolters Kluwer NV
      (Netherlands)              Reference Material Publisher          2,430,200         $43,921,199
    John Fairfax Holdings
      Limited (Australia)        Newspaper Publisher                  23,642,600          36,459,726
    Independent News &
      Media PLC (Ireland)        Newspaper Publisher                  14,132,000          18,143,792
                                                                                         -----------
                                                                                          98,524,717
RETAIL--4.0%
    Somerfield plc
      (Great Britain) (a)        Food Retailer                        15,128,500         $25,468,068
    Giordano International
      Limited (Hong Kong)        Pacific Rim Clothing Retailer &
                                   Manufacturer                       63,102,300          24,676,515
    Signet Group plc
      (Great Britain)            Jewelry Retailer                      6,245,100           7,891,110
                                                                                         -----------
                                                                                          58,035,693
BANK & THRIFTS--7.5%
    Banco Popolare di Verona e
      Novara Scrl (Italy)        Commercial Banking                    2,742,200         $31,279,672
    BNP Paribas SA (France)      Commercial Banking                      758,300          24,698,626
    Sanpaolo IMI S.p.A. (Italy)  Banking Services                      3,732,800          20,976,261
    United Overseas Bank
      Limited, Foreign
      Shares (Singapore)         Commercial Banking                    1,426,968           9,552,991
    Kookmin Bank (Korea)         Commercial Banking                      231,168           8,460,594
    Svenska Handelsbanken
      AB (Sweden)                Commercial Banking                      508,000           6,322,902

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.5% (CONT.)

BANK & THRIFTS--7.5% (CONT.)
    Uniao de Bancos
      Brasileiros S.A.
      (Brazil) (e)               Commercial Banking                      784,000         $  5,566,400
    Banco Latinoamericano de
      Exportaciones, S.A.,
      Class E (Panama) (b)       Latin American Trade Bank               515,400         $  1,061,724
                                                                                         ------------
                                                                                          107,919,170
OTHER FINANCIAL--5.6%
    Daiwa Securities
      Group Inc. (Japan)         Stock Broker                          7,285,000         $ 40,188,154
    Euronext (Netherlands)       Stock Exchange                        2,125,200           40,087,988
                                                                                         ------------
                                                                                           80,276,142
MEDICAL PRODUCTS--1.7%
    Gambro AB, Class A
      (Sweden)                   Manufacturer of Dialysis Products     6,144,000         $ 24,431,398

PHARMACEUTICALS--9.6%
    GlaxoSmithKline plc
      (Great Britain)            Pharmaceuticals                       3,418,800         $ 65,200,781
    Aventis S.A. (France)        Pharmaceuticals                         613,300           32,101,839
    Takeda Chemical
      Industries, Ltd. (Japan)   Pharmaceuticals &
                                   Food Supplements                      739,000           29,786,890
    Novartis AG (Switzerland)    Pharmaceuticals                         298,500           11,777,840
                                                                                         ------------
                                                                                          138,867,350
TELECOMMUNICATIONS--3.1%
    Panafon Hellenic
      Telecom S.A. (Greece)      Mobile Telecommunications             6,717,900         $ 29,722,999
    SK Telecom Co., Ltd.
      (Korea)                    Mobile Telecommunications                64,860           12,572,029
    Telemig Celular
      Participacoes S.A.
      (Brazil)                   Mobile Telecommunications         1,806,000,000            1,949,866
                                                                                         ------------
                                                                                           44,244,894
TELECOMMUNICATIONS EQUIPMENT--2.8%
    Telefonaktiebolaget
      LM Ericsson, Class B
      (Sweden) (a)               Mobile & Wired
                                 Telecommunications Products         109,949,200         $ 39,929,394
COMPUTER SERVICES--2.3%
    Meitec Corporation
      (Japan)                    Software Engineering Services         1,402,000         $ 32,858,925

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.5% (CONT.)

AEROSPACE--1.4%
    Rolls-Royce plc
      (Great Britain)            Aviation & Marine Power              12,558,195       $   19,711,971

AIRPORT MAINTENANCE--0.2%
    Grupo Aeroportuario del
      Sureste S.A. de C.V.
      (Mexico) (b)               Airport Operator                        242,000       $    2,662,000

DIVERSIFIED CONGLOMERATES--3.5%
    Vivendi Universal
      SA (France)                Multimedia                            4,551,100       $   51,014,463

INSTRUMENTS--1.9%
    Orbotech, Ltd.
      (Israel) (a)(c)            Optical Inspection Systems            1,841,200       $   27,157,700

MACHINERY & INDUSTRIAL PROCESSING--2.1%
    Metso Corporation
      (Finland)                  Paper & Pulp Machinery                3,490,700       $   30,337,255

OTHER INDUSTRIAL GOODS & SERVICES--4.2%
    Enodis plc
      (Great Britain) (c)        Food Processing Equipment            33,585,320       $   26,095,013
    Chargeurs SA (France) (c)    Wool, Textile
                                   Production & Trading                1,050,201           24,632,990
    FKI plc (Great Britain)      Industrial Manufacturing              8,299,300           10,519,299
                                                                                       --------------
                                                                                           61,247,302

TRANSPORTATION SERVICES--2.5%
    Associated British Ports
      Holdings Plc
      (Great Britain)            Port Operator                         5,533,899       $   35,744,061

CHEMICALS--5.6%
    Givaudan (Switzerland)       Fragrance & Flavor
                                   Compound Manufacturer                  95,600       $   42,739,281
    Akzo Nobel N.V.
      (Netherlands)              Chemical Producer                     1,152,800           37,115,272
                                                                                       --------------
                                                                                           79,854,553

    TOTAL COMMON STOCKS (COST: $1,739,391,715)                                          1,377,352,565

NAME                             DESCRIPTION                          PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--5.5%

U.S. GOVERNMENT BILLS--2.1%
    United States Treasury Bills, 1.615% - 1.67%
      due 10/3/2002 - 10/17/2002                                     $30,000,000       $   29,987,835

    TOTAL U.S. GOVERNMENT BILLS (COST: $29,987,835)                                        29,987,835

REPURCHASE AGREEMENTS--3.4%
    IBT Repurchase Agreement, 1.75% due 10/1/2002,
      repurchase price $47,002,285 collateralized by
      U.S. Government Agency Securities                              $47,000,000       $   47,000,000
    IBT Repurchase Agreement, 1.11% due 10/1/2002,
      repurchase price $2,554,729 collateralized by a
      U.S. Government Agency Security                                  2,554,650            2,554,650
                                                                                       --------------
    TOTAL REPURCHASE AGREEMENT (COST: $49,554,650)                                         49,554,650

    TOTAL SHORT TERM INVESTMENTS (COST: $79,542,485)                                       79,542,485

    Total Investments (Cost $1,818,934,200)--101.0%                                    $1,456,895,050
    Foreign Currencies (Cost $2,256,583)--0.2%                                         $    2,275,134
    Other liabilities In Excess Of Other Assets--(1.2%)                                   (16,906,490)
                                                                                       --------------
    TOTAL NET ASSETS--100%                                                             $1,442,263,694
                                                                                       ==============

(a)  Non-income producing security.

(b)  Represents an American Depository Receipt.

(c) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.

(d)  Represents a Swedish Depository Receipt.

(e)  Represents a Global Depository Receipt.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2002

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.5%
FOOD & BEVERAGE--6.4%
    Campari Group (Italy) (a)    Soft Drinks, Wines, &
                                   Spirits Producer                      235,200         $ 7,642,128
    Grupo Continental,
      S.A. (Mexico)              Soft Drink Manufacturer               2,760,000           4,596,845
    Baron De Ley, S.A.
      (Spain) (a)                Wines & Spirits Manufacturer            150,985           3,917,193
    Hite Brewery Co.,
      Ltd. (Korea)               Brewer                                   57,700           2,784,248
    Alaska Milk Corporation
      (Philippines) (b)          Milk Producer                        49,394,000           1,997,430
    Mikuni Coca-Cola
      Bottling Co., Ltd.
      (Japan)                    Soft Drink Manufacturer                 310,000           1,822,107
                                                                                         -----------
                                                                                          22,759,951
OTHER CONSUMER GOODS & SERVICES--0.5%
    Royal Doulton plc
      (Great Britain) (a)(b)     Tableware & Giftware                 22,373,000         $ 1,755,889

APPAREL--0.3%
    Kingmaker Footwear
      Holdings Limited
      (Hong Kong)                Athletic Footwear Manufacturer        4,395,000         $ 1,127,010

AUTOMOBILES--2.3%
    Ducati Motor
      Holding S.p.A. (Italy) (a) Motorcycle Manufacturer               5,177,200         $ 8,180,804

BROADCASTING & PROGRAMMING--1.4%
    ABS-CBN Broadcasting
      Corporation
      (Philippines) (a)          Television & Broadcasting
                                   Operator                           11,920,000         $ 5,002,194
BROADCASTING & PUBLISHING--1.8%
    Tamedia AG
      (Switzerland) (a)          TV Broadcasting & Publishing            146,880         $ 6,466,978

BUILDING MATERIALS & CONSTRUCTION--3.2%
    Fletcher Building
      Limited (New Zealand)      Building Materials Manufacturer       8,129,200         $11,420,319

HOME FURNISHINGS--3.3%
    Natuzzi S.p.A. (Italy) (c)   Home Furnishings                      1,078,300         $11,775,036

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.5% (CONT.)

HOTELS & MOTELS--1.8%
    Jarvis Hotels plc
      (Great Britain)            Hotel Operator                        3,845,700         $ 6,338,223

HUMAN RESOURCES--1.2%
    Solvus S.A. (Belgium)        Temporary Staffing Services             623,254         $ 4,308,680

INFORMATION SERVICES--2.0%
    Baycorp Advantage
      Limited (Australia)        Credit Reference Services             4,213,500         $ 7,275,619

MARKETING SERVICES--2.3%
    Asatsu-DK, Inc. (Japan)      Advertising Services Provider           445,100         $ 8,349,165

PUBLISHING--3.6%
    Edipresse S.A.
      (Switzerland)              Newspaper & Magazine Publisher           18,274         $ 5,019,377
    Recoletos Grupo de
      Comunicacion,
      S.A. (Spain)               Publisher                               880,000           3,563,261
    Matichon Public Company
      Limited, Foreign Shares
      (Thailand) (b)             Newspaper Publisher                   2,039,500           2,733,156
    VLT AB, Class B (Sweden)     Newspaper Publisher                     178,450           1,480,737
                                                                                         -----------
                                                                                          12,796,531
RETAIL--10.4%
    Carpetright plc
      (Great Britain)            Carpet Retailer                       1,589,200         $15,715,273
    D.F.S. Furniture Company
      plc (Great Britain)        Furniture Retailer & Manufacturer     1,972,100          11,933,179
    Bulgari S.p.A. (Italy)       Jewelry Manufacturer & Retailer       2,904,600           9,638,439
                                                                                         -----------
                                                                                          37,286,891
BANK & THRIFTS--5.9%
    Jyske Bank A/S
      (Denmark) (a)              Commercial Banking                      441,900         $10,898,925
    Vontobel Holding AG
      (Switzerland)              Commercial Banking                      662,536          8,078,065
    Banco Latinoamericano
      de Exportaciones,
      S.A., Class E
      (Panama) (b)(c)            Multinational Bank                    1,153,100           2,375,386
                                                                                         -----------
                                                                                          21,352,376
FINANCIAL SERVICES--4.6%
    Van der Moolen Holding
      N.V. (Netherlands)         International Trading Firm              528,400         $ 8,740,951

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.5% (CONT.)

FINANCIAL SERVICES--4.6% (CONT.)
    Julius Baer Holding Ltd.,
      Zurich (Switzerland)       Asset Management                         41,100          $ 7,934,363
                                                                                          -----------
                                                                                           16,675,314
OTHER FINANCIAL--3.5%
    Ichiyoshi Securities
      Co., Ltd. (Japan)          Stock Broker                          2,480,000          $ 6,738,743
    JCG Holdings Limited
      (Hong Kong)                Consumer Finance                     12,851,000            5,684,533
                                                                                          -----------
                                                                                           12,423,276
MEDICAL PRODUCTS--3.1%
    Ansell Limited
      (Australia) (a)            Protective Rubber &
                                   Plastics Products                   2,949,425          $11,050,611
COMPUTER SERVICES--2.5%
    Morse Plc (Great Britain)    Business & Technology Solutions       4,369,800          $ 9,088,250

COMPUTER SYSTEMS--1.5%
    Lectra (France) (a)          Manufacturing Process Systems         1,668,500          $ 5,536,644

OFFICE EQUIPMENT--3.8%
    Neopost SA (France) (a)      Mailroom Equipment Supplier             401,200          $13,511,277

AIRPORT MAINTENANCE--8.1%
    Kobenhavns Lufthavne
      A/S (Copenhagen Airports
      A/S) (Denmark)             Airport Management & Operations         274,895          $16,447,319
    Grupo Aeroportuario del
      Sureste S.A. de C.V.
      (Mexico) (c)               Airport Operator                      1,129,000           12,419,000
                                                                                          -----------
                                                                                           28,866,319
DIVERSIFIED CONGLOMERATES--2.0%
    Pargesa Holding AG
      (Switzerland)              Diversified Operations                    4,784          $ 7,129,174

INSTRUMENTS--1.2%
    Vaisala Oyj, Class A
      (Finland)                  Atmospheric Observation Equipment       206,800          $ 4,268,526

MACHINERY & INDUSTRIAL PROCESSING--5.4%
    Pfeiffer Vacuum
      Technology AG
      (Germany) (b)              Vacuum Pump Manufacturer                545,100          $ 9,178,710
    Alfa Laval (Sweden) (a)      Filtration & Separation Equipment       959,700            7,963,371
    Carbone Lorraine SA
      (France)                   Electrical Systems Manufacturer          92,964            2,065,753
                                                                                          -----------
                                                                                           19,207,834

                                                                    SHARES HELD/
NAME                             DESCRIPTION                           PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.5% (CONT.)
OTHER INDUSTRIAL GOODS & SERVICES--4.3%
    Schindler Holding AG
      (Switzerland)              Elevator & Escalator Manufacturer        67,800         $ 11,940,662
    GFI Industries SA (France)   Industrial Fastener Manufacturer        241,813            3,510,573
                                                                                         ------------
                                                                                           15,451,235
PRODUCTION EQUIPMENT--3.1%
    Interpump Group
      S.p.A. (Italy)             Pump & Piston Manufacturer            2,588,800         $ 10,150,095
    NSC Groupe (France)          Textile Equipment Manufacturer           12,316            1,155,512
                                                                                         ------------
                                                                                           11,305,607
TRANSPORTATION SERVICES--2.0%
    Mainfreight Limited
      (New Zealand) (b)          Logistics Services                    7,765,726         $  4,013,599
    DelGro Corporation
      Limited (Singapore)        Bus, Taxi, & Car Leasing              3,502,700            3,093,718
                                                                                         ------------
                                                                                            7,107,317
CHEMICALS--4.0%
    Gurit-Heberlein AG
      (Switzerland)              Chemical Producer                        32,734         $ 14,190,720

    TOTAL COMMON STOCKS (COST: $432,335,590)                                              342,007,770

SHORT TERM INVESTMENTS--3.6%

REPURCHASE AGREEMENTS--3.6%
    IBT Repurchase Agreement, 1.75% due 10/1/2002,
      repurchase price $10,500,510 collateralized by a
      U.S. Government Agency Security                                $10,500,000         $ 10,500,000
    IBT Repurchase Agreement, 1.11% due 10/1/2002,
      repurchase price $2,163,944 collateralized by a
      U.S. Government Agency Security                                  2,163,878            2,163,878
                                                                                         ------------
    TOTAL REPURCHASE AGREEMENT (COST: $12,663,878)                                         12,663,878

    TOTAL SHORT TERM INVESTMENTS (COST: $12,663,878)                                       12,663,878
    Total Investments (Cost $444,999,468)--99.1%                                         $354,671,648
    Foreign Currencies (Cost $756,494)--0.2%                                             $    762,021
    Other Assets In Excess Of Other Liabilities--0.7%                                       2,572,499
                                                                                         ------------
    TOTAL NET ASSETS--100%                                                               $358,006,168
                                                                                         ============

(a)  Non-income producing security.

(b) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.

(c)  Represents an American Depository Receipt.


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES--SEPTEMBER 30, 2002

                                                                                             THE OAKMARK        THE OAKMARK
                                                                           THE OAKMARK          SELECT           SMALL CAP
                                                                               FUND              FUND               FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS
    Investments in unaffiliated securities, at value      (a)             $3,304,673,916    $3,457,996,525     $339,917,770
    Investments in affiliated securities, at value        (b)                          0       308,119,623       17,519,140
    Cash                                                                               0            12,552              374
    Foreign currency, at value                            (c)                          0                 0                0
    Receivable for:
       Securities sold                                                         2,091,437        19,387,520          291,727
       Fund shares sold                                                        6,671,135         3,459,905          564,785
       Dividends and interest                                                  5,210,296         3,927,925          201,295
       Tax reclaim                                                                     0                 0                0
                                                                          --------------    --------------     ------------
    Total receivables                                                         13,972,868        26,775,350        1,057,807
    Other Assets                                                                   5,663             1,986              494
                                                                          --------------    --------------     ------------
    Total assets                                                          $3,318,652,447    $3,792,906,036     $358,495,585

LIABILITIES AND NET ASSETS
    Options written, at value                             (d)             $            0    $            0     $          0
    Foreign currency, at value                            (c)                          0                 0                0
    Payable for:
       Securities purchased                                                      117,600           689,030                0
       Fund shares redeemed                                                    8,337,246         8,651,604          750,211
       Due to transfer agent                                                     221,381           142,745           40,356
       Trustees fees                                                             467,207           323,179          155,954
       Other                                                                     827,180         1,047,147          154,975
                                                                          --------------    --------------     ------------
    Total liabilities                                                          9,970,614        10,853,705        1,101,496
                                                                          --------------    --------------     ------------
    Net assets applicable to fund shares outstanding                      $3,308,681,833    $3,782,052,331     $357,394,089
                                                                          ==============    ==============     ============

ANALYSIS OF NET ASSETS
    Paid in capital                                                       $3,831,067,422    $3,739,480,524     $416,525,955
    Accumulated undistributed net realized gain (loss) of
       investments, forward contracts and foreign currency
       exchange transactions                                                (195,307,126)      (76,625,527)        (497,018)
    Net unrealized appreciation (depreciation) of investments               (340,513,232)      115,600,882      (58,484,339)
    Net unrealized appreciation (depreciation)--other                                  0                 0                0
    Accumulated undistributed net investment income (loss)                    13,434,769         3,596,452         (150,509)
                                                                          --------------    --------------     ------------
    Net assets applicable to Fund shares outstanding                      $3,308,681,833    $3,782,052,331     $357,394,089
                                                                          ==============    ==============     ============

PRICE OF SHARES
    Net asset value per share: Class I                                    $        28.08    $        21.67     $      14.10
                                                                          ==============    ==============     ============
       Class I--Net assets                                                 3,300,948,792     3,717,632,174      356,858,991
       Class I--Shares outstanding (Unlimited shares authorized)             117,549,041       171,568,297       25,302,542
    Net asset value per share: Class II                                   $        28.04    $        21.56     $      14.09
                                                                          ==============    ==============     ============
       Class II--Net assets                                                    7,733,041        64,420,157          535,098
       Class II--Shares outstanding (Unlimited shares authorized)                275,825         2,987,328           37,974

(a)    Identified cost of investments in unaffiliated securities          $3,645,187,148    $3,348,274,428     $383,383,526
(b)    Identified cost of investments in affiliated securities                         0       302,240,838       32,537,723
(c)    Identified cost of foreign currency                                             0                 0                0
(d)    Premiums received on options written                                            0                 0                0

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                     THE OAKMARK      THE OAKMARK      THE OAKMARK      THE OAKMARK
                                                                      EQUITY AND         GLOBAL       INTERNATIONAL    INTERNATIONAL
                                                                     INCOME FUND          FUND            FUND        SMALL CAP FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
    Investments in unaffiliated securities, at value      (a)       $2,339,820,165    $174,741,461   $1,321,096,003    $332,617,478
    Investments in affiliated securities, at value        (b)                    0               0      135,799,047      22,054,170
    Cash                                                                     4,800           1,078            2,005             832
    Foreign currency, at value                            (c)                    0               0        2,275,134         762,021
    Receivable for:
       Securities sold                                                  19,784,672       2,031,764        8,204,243       4,046,830
       Fund shares sold                                                 14,669,900         433,791        9,298,317         314,503
       Dividends and interest                                           12,571,292         254,357        4,823,089          39,002
       Tax reclaim                                                          13,125               0        1,086,895         295,964
                                                                    --------------    ------------   --------------    ------------
    Total receivables                                                   47,038,989       2,719,912       23,412,544       4,696,299
    Other Assets                                                               205          10,691              732              88
                                                                    --------------    ------------   --------------    ------------
    Total assets                                                    $2,386,864,159    $177,473,142   $1,482,585,465    $360,130,888

LIABILITIES AND NET ASSETS
    Options written, at value                             (d)             $ 50,950    $          0   $            0    $          0
    Foreign currency, at value                            (c)                    0         447,726                0               0
    Payable for:
       Securities purchased                                             18,798,772               0       36,536,159         609,257
       Fund shares redeemed                                              6,485,636         546,829        2,779,240       1,082,406
       Due to transfer agent                                                80,824          22,865           73,718          20,905
       Trustees fees                                                       133,381         107,802          198,794         124,396
       Other                                                               727,593         134,119          733,860         287,756
                                                                    --------------    ------------   --------------    ------------
    Total liabilities                                                   26,277,156       1,259,341       40,321,771       2,124,720
                                                                    --------------    ------------   --------------    ------------
    Net assets applicable to fund shares outstanding                $2,360,587,003    $176,213,801   $1,442,263,694    $358,006,168
                                                                    ==============    ============   ==============    ============

ANALYSIS OF NET ASSETS
    Paid in capital                                                 $2,521,771,393    $210,400,457   $1,805,715,911    $436,575,200
    Accumulated undistributed net realized gain (loss) of
       investments, forward contracts and foreign currency
       exchange transactions                                           (81,534,657)     (1,261,095)     (16,938,571)      8,805,460
    Net unrealized appreciation (depreciation) of investments         (105,613,365)    (32,812,022)    (361,765,517)    (90,334,969)
    Net unrealized appreciation (depreciation)--other                         (601)         18,294         (166,407)         23,896
    Accumulated undistributed net investment income (loss)              25,964,233        (131,833)      15,418,278       2,936,581
                                                                    --------------    ------------   --------------    ------------
    Net assets applicable to Fund shares outstanding                $2,360,587,003    $176,213,801   $1,442,263,694    $358,006,168
                                                                    ==============    ============   ==============    ============

PRICE OF SHARES
    Net asset value per share: Class I                              $        17.18    $      11.30   $        12.17    $      10.17
                                                                    ==============    ============   ==============    ============
       Class I--Net assets                                           2,241,862,902     175,601,074    1,393,787,394     357,719,432
       Class I--Shares outstanding (Unlimited shares authorized)       130,507,859      15,544,703      114,538,219      35,173,301
    Net asset value per share: Class II                             $        17.15    $      11.24   $        12.13    $      10.14
                                                                    ==============    ============   ==============    ============
       Class II--Net assets                                            118,724,101         612,727       48,476,300         286,736
       Class II--Shares outstanding (Unlimited shares authorized)        6,924,284          54,492        3,995,110          28,276

(a)    Identified cost of investments in unaffiliated securities    $2,446,020,680    $207,539,388   $1,539,684,625    $389,851,090
(b)    Identified cost of investments in affiliated securities                   0               0      279,249,575      55,148,378
(c)    Identified cost of foreign currency                                       0        (444,039)       2,256,583         756,494
(d)    Premiums received on options written                                638,100               0                0               0

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS
STATEMENTS OF OPERATIONS--SEPTEMBER 30, 2002

                                                                                             THE OAKMARK        THE OAKMARK
                                                                           THE OAKMARK          SELECT           SMALL CAP
                                                                               FUND              FUND               FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends from unaffiliated securities                                $  50,671,538     $  46,220,759      $  1,845,226
    Dividends from affiliated securities                                              0                 0                 0
    Interest Income                                                           6,099,174         7,268,233           727,044
    Other Income                                                                520,924                 0            95,842
    Foreign taxes withheld                                                            0                 0                 0
                                                                          -------------     -------------      ------------
       Total investment income                                               57,291,636        53,488,992         2,668,112

EXPENSES:
    Investment advisory fee                                                  34,848,853        40,838,462         4,121,533
    Transfer and dividend disbursing agent fees                               2,598,857         1,837,559           400,097
    Other shareholder servicing fees                                          2,939,882         4,219,660           332,079
    Service Fee--Class II                                                         6,000           170,778               263
    Reports to shareholders                                                   1,746,488         1,238,788           270,048
    Custody and accounting fees                                                 433,423           527,332            74,622
    Registration and blue sky expenses                                           57,237           139,966            66,288
    Trustee fees                                                                173,043           153,218            64,484
    Legal fees                                                                   73,921            87,233            27,682
    Audit fees                                                                   23,843            22,590            18,593
    Other                                                                       325,365           242,519            42,475
                                                                          -------------     -------------      ------------
       Total expenses                                                        43,226,912        49,478,105         5,418,164
       Expense offset arrangements                                              (11,599)           (7,529)           (1,102)
                                                                          -------------     -------------      ------------
    Net expenses                                                             43,215,313        49,470,576         5,417,062

NET INVESTMENT INCOME (LOSS):                                                14,076,323         4,018,416        (2,748,950)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain (loss) on unaffiliated securities                     (42,175,347)      (30,963,843)           99,039
    Net realized gain (loss) on affiliated securities                                 0        (4,535,664)       (1,065,702)
    Net realized gain on options                                              9,979,097         6,335,456         1,292,518
    Net realized loss on short sales                                           (197,816)         (510,036)                0
    Net realized loss on foreign currency transactions                                0                 0                 0
    Net change in unrealized appreciation (depreciation)
       of investments and foreign currencies                               (498,006,779)     (635,685,201)      (51,515,515)
    Net change in unrealized appreciation
       (depreciation)--other                                                          0                 0                 0

Net realized and unrealized (loss) on investments and
   foreign currency transactions:                                          (530,400,845)     (665,359,288)      (51,189,660)
                                                                          -------------     -------------      ------------
Net decrease in net assets resulting from operations                      $(516,324,522)    $(661,340,872)     $(53,938,610)
                                                                          =============     =============      ============

                                                                     THE OAKMARK      THE OAKMARK      THE OAKMARK      THE OAKMARK
                                                                      EQUITY AND         GLOBAL       INTERNATIONAL    INTERNATIONAL
                                                                     INCOME FUND          FUND            FUND        SMALL CAP FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends from unaffiliated securities                          $  15,494,152     $  2,020,348   $  26,661,445    $  9,093,523
    Dividends from affiliated securities                                        0                0       7,733,163         760,375
    Interest Income                                                    29,202,243          174,049       1,080,852         342,349
    Other Income                                                              963            2,897          31,522          32,574
    Foreign taxes withheld                                                (62,100)         (90,947)     (3,066,633)     (1,079,330)
                                                                    -------------     ------------   -------------    ------------
       Total investment income                                         44,635,258        2,106,347      32,440,349       9,149,491

EXPENSES:
    Investment advisory fee                                            12,099,581        1,333,497      12,048,977       3,860,436
    Transfer and dividend disbursing agent fees                           704,717          188,437         753,702         178,248
    Other shareholder servicing fees                                    1,945,936          128,955       1,027,483         339,434
    Service Fee--Class II                                                 136,109            1,348          64,867             525
    Reports to shareholders                                               561,536          137,992         533,719         133,178
    Custody and accounting fees                                           232,947          136,665       1,274,568         422,731
    Registration and blue sky expenses                                    309,540           85,882         144,392          73,317
    Trustee fees                                                           75,585           54,012          77,128          53,714
    Legal fees                                                             42,499           22,774          37,180          25,599
    Audit fees                                                             18,593           23,843          22,844          25,992
    Other                                                                  72,407           11,986          76,172          19,967
                                                                    -------------     ------------   -------------    ------------
       Total expenses                                                  16,199,450        2,125,391      16,061,032       5,133,141
       Expense offset arrangements                                         (3,761)            (497)         (1,248)           (216)
                                                                    -------------     ------------   -------------    ------------
    Net expenses                                                       16,195,689        2,124,894      16,059,784       5,132,925

NET INVESTMENT INCOME (LOSS):                                          28,439,569          (18,547)     16,380,565       4,016,566

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain (loss) on unaffiliated securities               (85,663,134)      (2,849,841)      6,020,949      11,352,308
    Net realized gain (loss) on affiliated securities                           0                0      (8,131,968)        731,075
    Net realized gain on options                                        3,680,523        1,588,746               0               0
    Net realized loss on short sales                                            0                0               0               0
    Net realized loss on foreign currency transactions                     (2,938)         (37,184)       (744,096)        (31,834)
    Net change in unrealized appreciation (depreciation)
       of investments and foreign currencies                         (107,419,745)     (30,244,164)   (199,327,235)    (70,664,400)
    Net change in unrealized appreciation
       (depreciation)--other                                                 (601)          18,109        (155,750)         21,128

Net realized and unrealized (loss) on investments and
   foreign currency transactions:                                    (189,405,895)     (31,524,334)   (202,338,100)    (58,591,723)
                                                                    -------------     ------------   -------------    ------------
Net decrease in net assets resulting from operations                $(160,966,326)    $(31,542,881)  $(185,957,535)   $(54,575,157)
                                                                    =============     ============   =============    ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS--SEPTEMBER 30, 2002

                                                                            THE OAKMARK FUND
----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2002      SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income                                         $   14,076,323          $   19,416,042
    Net realized gain (loss) on investments                          (32,394,066)            195,984,944
    Net change in unrealized appreciation (depreciation)
      of investments                                                (498,006,779)            126,130,060
                                                                  --------------          --------------
    NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS           (516,324,522)            341,531,046

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income--Class I                                   (19,630,178)            (28,565,025)
    Net investment income--Class II                                         (447)                      0
                                                                  --------------          --------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                              (19,630,625)            (28,565,025)

FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold--Class I                             1,648,934,264           1,499,450,622
    Proceeds from shares sold--Class II                               10,646,454                 122,635
    Reinvestment of distributions--Class I                            19,105,784              27,842,716
    Reinvestment of distributions--Class II                                  347                       0
    Payments for shares redeemed, net of fees--Class I              (942,439,538)           (769,874,783)
    Payments for shares redeemed, net of fees--Class II                 (838,834)                 (7,515)
                                                                  --------------          --------------
    NET INCREASE IN NET ASSETS FROM FUND SHARE
      TRANSACTIONS                                                   735,408,477             757,533,675
                                                                  --------------          --------------

TOTAL INCREASE IN NET ASSETS                                         199,453,330           1,070,499,696
    NET ASSETS:
    Beginning of period                                            3,109,228,503           2,038,728,807
                                                                  --------------          --------------
    End of period                                                 $3,308,681,833          $3,109,228,503
                                                                  ==============          ==============
    Undistributed net investment income                           $   13,434,769          $   18,989,069
                                                                  ==============          ==============
    FUND SHARE TRANSACTIONS--CLASS I:
    Shares sold                                                       48,113,112              44,681,731
    Shares issued in reinvestment of dividends                           562,595                 994,363
    Less shares redeemed                                             (28,259,864)            (24,202,141)
                                                                  --------------          --------------
    NET INCREASE IN SHARES OUTSTANDING                                20,415,843              21,473,953
                                                                  ==============          ==============
    FUND SHARE TRANSACTIONS--CLASS II:
    Shares sold                                                          298,334                   3,601
    Shares issued in reinvestment of dividends                                10                       0
    Less shares redeemed                                                 (25,887)                   (233)
                                                                  --------------          --------------
    NET INCREASE IN SHARES OUTSTANDING                                   272,457                   3,368
                                                                  ==============          ==============

                                                                         THE OAKMARK SELECT FUND
----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2002      SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income                                         $    4,018,416          $    8,224,650
    Net realized loss on investments                                 (29,674,087)            (46,951,440)
    Net change in unrealized appreciation (depreciation)
      of investments                                                (635,685,201)            564,071,103
                                                                  --------------          --------------
    NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS           (661,340,872)            525,344,313

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income--Class I                                    (8,379,997)             (7,393,194)
    Net investment income--Class II                                            0                 (21,608)
    Net realized gain--Class I                                                 0            (117,459,365)
                                                                  --------------          --------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                               (8,379,997)           (124,874,167)

FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold--Class I                             1,260,687,129           2,438,122,791
    Proceeds from shares sold--Class II                               74,250,948              33,209,296
    Reinvestment of distributions--Class I                             7,956,922             121,465,993
    Payments for shares redeemed, net of fees--Class I            (1,056,777,332)           (569,095,434)
    Payments for shares redeemed, net of fees--Class II              (31,085,298)             (6,168,435)
                                                                  --------------          --------------
    NET INCREASE IN NET ASSETS FROM FUND SHARE
      TRANSACTIONS                                                   255,032,369           2,017,534,211
                                                                  --------------          --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                             (414,688,500)          2,418,004,357
    NET ASSETS:
    Beginning of period                                            4,196,740,831           1,778,736,474
                                                                  --------------          --------------
    End of period                                                 $3,782,052,331          $4,196,740,831
                                                                  ==============          ==============
    Undistributed net investment income                           $    3,596,452          $    7,958,033
                                                                  ==============          ==============
    FUND SHARE TRANSACTIONS--CLASS I:
    Shares sold                                                       47,211,312              99,937,364
    Shares issued in reinvestment of dividends                           299,856               5,902,071
    Less shares redeemed                                             (41,080,996)            (23,316,445)
                                                                  --------------          --------------
    NET INCREASE IN SHARES OUTSTANDING                                 6,430,172              82,522,990
                                                                  ==============          ==============
    FUND SHARE TRANSACTIONS--CLASS II:
    Shares sold                                                        2,801,878               1,337,637
    Shares issued in reinvestment of dividends                                 0                   5,804
    Less shares redeemed                                              (1,223,864)               (250,564)
                                                                  --------------          --------------
    NET INCREASE IN SHARES OUTSTANDING                                 1,578,014               1,092,877
                                                                  ==============          ==============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                        THE OAKMARK SMALL CAP FUND
----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2002      SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment loss                                           $   (2,748,950)         $     (710,637)
    Net realized gain on investments                                     325,855               1,334,090
    Net change in unrealized appreciation (depreciation)
      of investments                                                 (51,515,515)            (10,475,705)
                                                                  --------------          --------------
    NET DECREASE IN NET ASSETS FROM OPERATIONS                       (53,938,610)             (9,852,252)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gain--Class I                                                 0              (8,165,109)
                                                                  --------------          --------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                        0              (8,165,109)

FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold--Class I                               326,865,529             133,704,823
    Proceeds from shares sold--Class II                                  777,070                       0
    Reinvestment of distributions--Class I                                     0               8,045,937
    Payments for shares redeemed, net of fees--Class I              (180,818,640)           (107,824,806)
    Payments for shares redeemed, net of fees--Class II                 (103,465)                      0
                                                                  --------------          --------------
    NET INCREASE IN NET ASSETS FROM FUND SHARE
      TRANSACTIONS                                                   146,720,494              33,925,954
                                                                  --------------          --------------

TOTAL INCREASE IN NET ASSETS                                          92,781,884              15,908,593
    NET ASSETS:
    Beginning of period                                              264,612,205             248,703,612
                                                                  --------------          --------------
    End of period                                                 $  357,394,089          $  264,612,205
                                                                  ==============          ==============
    Undistributed net investment income (loss)                    $     (150,509)         $            0
                                                                  ==============          ==============
    FUND SHARE TRANSACTIONS--CLASS I:
    Shares sold                                                       17,912,470               8,459,269
    Shares issued in reinvestment of dividends                                 0                 585,160
    Less shares redeemed                                             (10,773,500)             (7,348,265)
                                                                  --------------          --------------
    NET INCREASE IN SHARES OUTSTANDING                                 7,138,970               1,696,164
                                                                  ==============          ==============
    FUND SHARE TRANSACTIONS--CLASS II:
    Shares sold                                                           44,265                       0
    Shares issued in reinvestment of dividends                                 0                       0
    Less shares redeemed                                                  (6,291)                      0
                                                                  --------------          --------------
    NET INCREASE IN SHARES OUTSTANDING                                    37,974                       0
                                                                  ==============          ==============

                                                                    THE OAKMARK EQUITY AND INCOME FUND
----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2002      SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income                                         $   28,439,569          $   5,055,874
    Net realized gain (loss) on investments                          (81,982,611)             1,909,621
    Net realized loss on foreign currency transactions                    (2,938)                  (518)
    Net change in unrealized appreciation (depreciation)
      of investments                                                (107,419,745)            (5,101,055)
    Net change in unrealized appreciation
      (depreciation)--other                                                 (601)                     0
                                                                  --------------          -------------
    NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS           (160,966,326)             1,863,922

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income--Class I                                    (6,931,173)              (897,529)
    Net investment income--Class II                                      (90,128)                (7,433)
    Net realized gain--Class I                                        (1,870,660)            (3,733,470)
    Net realized gain--Class II                                          (33,869)                     0
                                                                  --------------          -------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                              (8,925,830)            (4,638,432)

FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold--Class I                             2,457,322,254            682,515,057
    Proceeds from shares sold--Class II                              146,887,453              2,887,484
    Reinvestment of distributions--Class I                             8,525,720              4,457,698
    Reinvestment of distributions--Class II                               85,801                      0
    Payments for shares redeemed, net of fees--Class I              (683,906,125)          (118,553,466)
    Payments for shares redeemed, net of fees--Class II              (21,792,340)              (111,704)
                                                                  --------------          -------------
    NET INCREASE IN NET ASSETS FROM FUND SHARE
      TRANSACTIONS                                                 1,907,122,763            571,195,069
                                                                  --------------          -------------

TOTAL INCREASE IN NET ASSETS                                       1,737,230,607            568,420,559
    NET ASSETS:
    Beginning of period                                              623,356,396             54,935,837
                                                                  --------------          -------------
    End of period                                                 $2,360,587,003          $ 623,356,396
                                                                  ==============          =============
    Undistributed net investment income                           $   25,964,233          $   5,004,490
                                                                  ==============          =============
    FUND SHARE TRANSACTIONS--CLASS I:
    Shares sold                                                      132,277,123             38,856,265
    Shares issued in reinvestment of dividends                           477,891                290,529
    Less shares redeemed                                             (37,783,411)            (6,913,372)
                                                                  --------------          -------------
    NET INCREASE IN SHARES OUTSTANDING                                94,971,603             32,233,422
                                                                  ==============          =============
    FUND SHARE TRANSACTIONS--CLASS II:
    Shares sold                                                        7,935,953                167,044
    Shares issued in reinvestment of dividends                             4,809                  2,544
    Less shares redeemed                                              (1,205,519)                (7,320)
                                                                  --------------          -------------
    NET INCREASE IN SHARES OUTSTANDING                                 6,735,243                162,268
                                                                  ==============          =============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                          THE OAKMARK GLOBAL FUND
----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2002      SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment loss                                           $      (18,547)         $         (55)
    Net realized gain (loss) on investments                           (1,261,095)             1,479,943
    Net realized gain (loss) on foreign currency transactions            (37,184)                71,444
    Net change in unrealized appreciation (depreciation)
      of investments and foreign currencies                          (30,244,164)            (4,901,265)
    Net change in unrealized appreciation (depreciation)
      of forward currency exchange contracts                                   0                (76,462)
    Net change in unrealized appreciation
      (depreciation)--other                                               18,109                  1,700
                                                                  --------------          -------------
    NET DECREASE IN NET ASSETS FROM OPERATIONS                       (31,542,881)            (3,424,695)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income--Class I                                       (11,774)              (435,138)
    Net investment income--Class II                                          (61)                     0
    Net realized gain--Class I                                        (1,361,493)              (129,934)
    Net realized gain--Class II                                           (7,099)                     0
                                                                  --------------          -------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                              (1,380,427)              (565,072)

FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold--Class I                               228,014,650             42,948,303
    Proceeds from shares sold--Class II                                  754,996                      0
    Reinvestment of distributions--Class I                             1,321,517                560,498
    Payments for shares redeemed, net of fees--Class I               (69,082,440)           (18,542,262)
    Payments for shares redeemed, net of fees--Class II                  (75,625)                     0
                                                                  --------------          -------------
    NET INCREASE IN NET ASSETS FROM FUND SHARE
      TRANSACTIONS                                                   160,933,098             24,966,539
                                                                  --------------          -------------

TOTAL INCREASE IN NET ASSETS                                         128,009,790             20,976,772
    NET ASSETS:
    Beginning of period                                               48,204,011             27,227,239
                                                                  --------------          -------------
    End of period                                                 $  176,213,801          $  48,204,011
                                                                  ==============          =============
    Undistributed net investment loss                             $     (131,833)         $    (159,043)
                                                                  ==============          =============
    FUND SHARE TRANSACTIONS--CLASS I:
    Shares sold                                                       16,329,528              3,516,235
    Shares issued in reinvestment of dividends                           108,677                 52,629
    Less shares redeemed                                              (5,343,294)            (1,614,181)
                                                                  --------------          -------------
    NET INCREASE IN SHARES OUTSTANDING                                11,094,911              1,954,683
                                                                  ==============          =============
    FUND SHARE TRANSACTIONS--CLASS II:
    Shares sold                                                           61,020                      0
    Less shares redeemed                                                  (6,528)                     0
                                                                  --------------          -------------
    NET INCREASE IN SHARES OUTSTANDING                                    54,492                      0
                                                                  ==============          =============

                                                                      THE OAKMARK INTERNATIONAL FUND
----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2002      SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income                                         $   16,380,565          $   11,508,911
    Net realized loss on investments                                  (2,111,019)            (13,334,222)
    Net realized gain (loss) on foreign currency transactions           (744,096)              2,323,657
    Net change in unrealized appreciation (depreciation)
      of investments and foreign currencies                         (199,327,235)           (118,037,625)
    Net change in unrealized appreciation (depreciation)
      of forward currency exchange contracts                                   0              (2,048,003)
    Net change in unrealized appreciation
      (depreciation)--other                                             (155,750)                169,583
                                                                  --------------          --------------
    NET DECREASE IN NET ASSETS FROM OPERATIONS                      (185,957,535)           (119,417,699)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income--Class I                                   (10,170,790)            (24,851,611)
    Net investment income--Class II                                      (76,332)                 (3,245)
    Net realized gain--Class I                                                 0             (24,703,666)
                                                                  --------------          --------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                              (10,247,122)            (49,558,522)

FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold--Class I                             1,172,930,611             282,295,504
    Proceeds from shares sold--Class II                               71,056,423               2,588,328
    Reinvestment of distributions--Class I                             9,816,822              47,893,421
    Reinvestment of distributions--Class II                                1,669                       0
    Payments for shares redeemed, net of fees--Class I              (339,595,271)           (205,510,100)
    Payments for shares redeemed, net of fees--Class II              (16,218,827)               (327,974)
                                                                  --------------          --------------
    NET INCREASE IN NET ASSETS FROM FUND SHARE
      TRANSACTIONS                                                   897,991,427             126,939,179
                                                                  --------------          --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                              701,786,770             (42,037,042)
    NET ASSETS:
    Beginning of period                                              740,476,924             782,513,966
                                                                  --------------          --------------
    End of period                                                 $1,442,263,694          $  740,476,924
                                                                  ==============          ==============
    Undistributed net investment income                           $   15,418,278          $    9,923,928
                                                                  ==============          ==============
    FUND SHARE TRANSACTIONS--CLASS I:
    Shares sold                                                       78,310,031              18,753,874
    Shares issued in reinvestment of dividends                           726,633               3,302,548
    Less shares redeemed                                             (23,511,785)            (13,850,522)
                                                                  --------------          --------------
    NET INCREASE IN SHARES OUTSTANDING                                55,524,879               8,205,900
                                                                  ==============          ==============
    FUND SHARE TRANSACTIONS--CLASS II:
    Shares sold                                                        4,928,274                 172,064
    Shares issued in reinvestment of dividends                               124                     446
    Less shares redeemed                                              (1,088,826)                (23,339)
                                                                  --------------          --------------
    NET INCREASE IN SHARES OUTSTANDING                                 3,839,572                 149,171
                                                                  ==============          ==============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                 THE OAKMARK INTERNATIONAL SMALL CAP FUND
----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2002      SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income                                           $  4,016,566          $  1,844,218
    Net realized gain on investments                                  12,083,383             1,136,757
    Net realized gain (loss) on foreign currency transactions            (31,834)              591,541
    Net change in unrealized appreciation (depreciation)
      of investments and foreign currencies                          (70,664,400)          (12,360,111)
    Net change in unrealized appreciation (depreciation)
      of forward currency exchange contracts                                   0              (289,441)
    Net change in unrealized appreciation
      (depreciation)--other                                               21,128                28,453
                                                                    ------------          ------------
    NET DECREASE IN NET ASSETS FROM OPERATIONS                       (54,575,157)           (9,048,583)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income--Class I                                    (2,120,585)           (2,566,080)
    Net investment income--Class II                                         (921)                    0
    Net realized gain--Class I                                        (1,891,258)           (3,663,064)
    Net realized gain--Class II                                           (1,136)                    0
                                                                    ------------          ------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                               (4,013,900)           (6,229,144)

FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold--Class I                               428,499,905            72,931,617
    Proceeds from shares sold--Class II                                  333,324                39,964
    Reinvestment of distributions--Class I                             3,875,545             6,071,794
    Payments for shares redeemed, net of fees--Class I              (134,986,731)          (35,203,678)
    Payments for shares redeemed, net of fees--Class II                  (34,570)                    0
                                                                    ------------          ------------
    NET INCREASE IN NET ASSETS FROM FUND SHARE
      TRANSACTIONS                                                   297,687,473            43,839,697
                                                                    ------------          ------------

TOTAL INCREASE IN NET ASSETS                                         239,098,416            28,561,970
    NET ASSETS:
    Beginning of period                                              118,907,752            90,345,782
                                                                    ------------          ------------
    End of period                                                   $358,006,168          $118,907,752
                                                                    ============          ============
    Undistributed net investment income                             $  2,936,581          $  1,922,975
                                                                    ============          ============
    FUND SHARE TRANSACTIONS--CLASS I:
    Shares sold                                                       34,412,757             6,676,464
    Shares issued in reinvestment of dividends                           375,172               588,352
    Less shares redeemed                                             (11,505,764)           (3,225,816)
                                                                    ------------          ------------
    NET INCREASE IN SHARES OUTSTANDING                                23,282,165             4,039,000
                                                                    ============          ============
    FUND SHARE TRANSACTIONS--CLASS II:
    Shares sold                                                           27,354                 3,688
    Less shares redeemed                                                  (2,766)                    0
                                                                    ------------          ------------
    NET INCREASE IN SHARES OUTSTANDING                                    24,588                 3,688
                                                                    ============          ============

THE OAKMARK FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of The Oakmark Fund ("Oakmark"), The Oakmark Select Fund ("Select"), The Oakmark Small Cap Fund ("Small Cap"), The Oakmark Equity and Income Fund ("Equity and Income"), The Oakmark Global Fund ("Global"), The Oakmark International Fund ("International"), and The Oakmark International Small Cap Fund ("Int'l Small Cap"), collectively referred to as "the Funds", each a series of Harris Associates Investment Trust (a Massachusetts business trust). These policies are in conformity with accounting principles generally accepted in the United States ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

CLASS DISCLOSURE --

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of .25% of average net assets of Class II Shares of the Funds. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans.

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.

SECURITY VALUATION --

Investments are stated at value. Securities traded on securities exchanges, securities traded on the NASDAQ National Market, and over-the-counter securities are valued at the last sales price on the day of valuation, or if there are no reported sales that day, at the most recent bid quotation. Debt obligations and money market instruments maturing in more than 60 days from the date of purchase shall be valued at the latest bid quotation. Debt obligations and money market instruments maturing in less than 61 days from the date of purchase are valued on an amortized cost basis, which approximates market value. Options are valued at the last reported sale price on the day of valuation, or if there are no reported sales that day, at the mean of the most recent bid and ask quotations. Securities for which quotations are not readily available, or securities which may have been affected by a significant event after the price was determined, are valued at a fair value as determined by the Pricing Committee appointed by the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS --

Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations for securities sold are included with the net realized gain or loss from securities.

Net realized gains on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from the portfolio and transaction hedges.

At September 30, 2002, the Equity and Income, Global, International and Int'l Small Cap Funds had foreign currency transactions. Net unrealized appreciation (depreciation) - other includes the following components:

                               EQUITY AND                                INT'L
                                 INCOME      GLOBAL   INTERNATIONAL    SMALL CAP
--------------------------------------------------------------------------------
Unrealized appreciation
   (depreciation) on
   dividends and dividend
   reclaims receivable            $(601)     $ 4,181     $ 110,055      $18,659

Unrealized appreciation
   (depreciation) on open
   securities purchases and
   sales                              0       14,113      (276,462)       5,237
                                  -----      -------     ---------      -------
   Net Unrealized
     appreciation
     (depreciation) - Other       $(601)     $18,294     $(166,407)     $23,896
                                  =====      =======     =========      =======

SECURITY TRANSACTIONS AND INVESTMENT INCOME --

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security.

FORWARD FOREIGN CURRENCY CONTRACTS --

The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values. At September 30, 2002, the Funds had no forward foreign currency contracts outstanding.

DISTRIBUTIONS TO SHAREHOLDERS --

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these tax and book differences are permanent in nature, such amounts are reclassified among paid in capital, undistributed net investment income and accumulated undistributed net realized gain (loss). These differences are primarily related to foreign currency transactions, deferral of losses on wash sales, and character of capital loss carryforwards. The Funds also utilize tax basis earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

BANK LOANS --

The Funds have an unsecured line of credit with Investors Bank & Trust. It is a committed line of $250 million. Borrowings under this arrangement bear interest at .45% above the Federal Funds Effective Rate. For the year ended September 30, 2002, there were no outstanding borrowings.

ACCOUNTING FOR OPTIONS --

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended September 30, 2002, Oakmark, Select, Small Cap, Equity and Income, and Global wrote option contracts. At September 30, 2002, Equity and Income had outstanding option contracts. Portfolio securities valued at $2,567,880 were being held in escrow by the custodian as cover for options written by Equity and Income.

2. TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with Harris Associates L.P. ("Adviser"). For management services and facilities furnished, the Funds pay the Adviser monthly fees. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. Annual fee rates are as follows:

FUND                ADVISORY FEES                            FUND                        ADVISORY FEES
----------------------------------------------------------------------------------------------------------------
Oakmark Fund        1.00% up to $2 billion;                  Equity and Income Fund      0.75%
                    0.90% on the next $1 billion;
                    0.80% on the next $2 billion; and
                    0.75% over $5 billion

Select Fund         1.00% up to $1 billion;                  Global Fund                 1.00%
                    0.95% on the next $500 million;
                    0.90% on the next $500 million;          International Fund          1.00% up to $2 billion;
                    0.85% on the next $500 million;                                      0.95% on the next
                    0.80% on the next $2.5 billion; and                                  $1 billion; and
                    0.75% over $5 billion                                                0.85% over $3 billion

Small Cap Fund      1.00%                                    International Small         1.25% up to $500
                                                             Cap Fund                    million; and 1.10%
                                                                                         over $500 million

The Adviser has voluntarily agreed to reimburse the Funds to the extent that annual expenses are greater than 1.0% for Class I shares of the Equity and Income Fund, and greater than 1.5% for Class I shares of all other domestic funds; are greater than 1.75% for Class I shares of the Global Fund, and greater than 2.0% for Class I shares of all other international funds; are greater than 1.25% for Class II shares of the Equity and Income Fund, and greater than 1.75% for Class II shares of all other domestic funds; are greater than 2.0% for Class II shares of the Global Fund, and greater than 2.25% for Class II shares of all other international funds.

During the year ended September 30, 2002, the Funds incurred brokerage commissions, including commissions paid to affiliates of the Adviser, as follows:

     FUND                    TOTAL COMMISSIONS    COMMISSIONS PAID TO AFFILIATES
     ---------------------------------------------------------------------------
     Oakmark                     $6,780,742                  $1,944,252
     Select                       7,103,318                   1,010,280
     Small Cap                      653,247                      68,113
     Equity and Income            4,727,959                     787,956
     Global                         896,230                     194,583
     International                3,824,992                           0
     Int'l Small Cap              1,711,855                           0

CDC IXIS Asset Management Services Co., an affiliate of the adviser, provides transfer agent services to the Funds. During the year ended September 30, 2002, the Funds incurred the following transfer agent expenses:

     FUND                                               TRANSFER AGENT FEES
     ---------------------------------------------------------------------------
     Oakmark                                                 $2,598,857
     Select                                                   1,837,559
     Small Cap                                                  400,097
     Equity and Income                                          704,717
     Global                                                     188,437
     International                                              753,702
     Int'l Small Cap                                            178,248

The Funds' independent Trustees may participate in a Deferred Compensation Plan which may be terminated at any time. The obligations of the Plan are paid solely out of the assets of the Funds.

3. FEDERAL INCOME TAXES

It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

                            COST OF INVESTMENTS                                            NET UNREALIZED
                            FOR FEDERAL INCOME    GROSS UNREALIZED    GROSS UNREALIZED      APPRECIATION
     FUND                      TAX PURPOSES         APPRECIATION       (DEPRECIATION)      (DEPRECIATION)
     -----------------------------------------------------------------------------------------------------
     Oakmark                   $3,652,370,429        $247,594,858       $(595,291,371)     $(347,696,513)
     Select                     3,653,927,245         692,943,112        (580,754,209)       112,188,903
     Small Cap                    415,921,249          50,149,302        (108,633,643)       (58,484,339)
     Equity and Income          2,446,194,767          92,373,384        (198,160,836)      (105,787,452)
     Global                       207,674,350           8,586,205         (41,519,093)       (32,932,888)
     International              1,820,971,241         107,877,031        (471,953,223)      (364,076,192)
     Int'l Small Cap              445,238,103          12,236,363        (102,802,819)       (90,566,456)

As of September 30, 2002, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions.

                                            NET CAPITAL LOSS         YEARS OF
     FUND                                       CARRYOVER           EXPIRATION
     ---------------------------------------------------------------------------
     Oakmark                                  $165,547,384           2008-2010
     Select                                     49,038,583           2009-2010
     Equity and Income                           3,347,886           2010
     Global                                        463,447           2010
     International                              14,901,531           2010

For the year ended September 30, 2002, the Funds have elected to defer to October 1, 2002 Post October capital losses of:

     FUND                                                             AMOUNT
     ---------------------------------------------------------------------------
     Oakmark                                                        $22,576,461
     Select                                                          24,174,966
     Small Cap                                                          497,018
     Equity and Income                                               78,012,684
     Global                                                             662,686

For the year ended September 30, 2002, Global has elected to defer to October 1, 2002 Post October currency losses of $28,715.

At September 30, 2002, the components of distributable earnings (excluding unrealized (depreciation) disclosed below) on a tax basis were as follows:

                                 UNDISTRIBUTED      UNDISTRIBUTED LONG-   TOTAL DISTRIBUTABLE
     FUND                        ORDINARY INCOME         TERM GAIN             EARNINGS
     ----------------------------------------------------------------------------------------
     Oakmark                         $13,888,257      $            0         $13,888,257
     Select                            3,909,462                   0           3,909,462
     Equity and Income                25,952,231                   0          25,952,231
     International                    15,610,363                   0          15,610,363
     Int'l Small Cap                   3,056,360           9,044,095          12,100,455

Pursuant to Section 852 of the Internal Revenue Code, Int'l Small Cap designates $11,433,302 as capital gain dividends for the year ended September 30, 2002.

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended September 30, 2002 qualified for the dividends received deduction, as follows:

     FUND
     ---------------------------------------------------------------------------
     Oakmark                                                           100.00%
     Select                                                            100.00%
     Equity and Income                                                  48.23%
     Global                                                             49.97%

International and Int'l Small Cap paid qualifying foreign taxes of $2,971,519 and $1,023,528 and earned $34,394,608 and $9,853,898 foreign source income during the year ended September 30, 2002, respectively. Pursuant to Section 853 of the Internal revenue Code, International and Int'l Small Cap designated $0.02507 and $0.02908 per share as foreign taxes paid and $0.29017 and $0.27993 per share as income earned from foreign sources for the year ended September 30, 2002, respectively.

During the year ended September 30, 2002, the tax character of distributions paid was as follows:

                                  DISTRIBUTIONS PAID          DISTRIBUTIONS PAID
                                     FROM ORDINARY              FROM LONG-TERM
     FUND                               INCOME                   CAPITAL GAIN
     ---------------------------------------------------------------------------
     Oakmark                          $19,630,625                 $        0
     Select                             8,379,997                          0
     Equity and Income                  7,028,935                  1,896,895
     Global                                11,596                  1,361,554
     International                     10,247,122                          0
     Int'l Small Cap                    4,821,309                  2,389,207

4. INVESTMENT TRANSACTIONS

Transactions in investment securities (excluding short term securities) were as follows (in thousands):

                                                                             EQUITY &                                   INT'L
                                     OAKMARK       SELECT       SMALL CAP     INCOME      GLOBAL     INTERNATIONAL    SMALL CAP
     -------------------------------------------------------------------------------------------------------------------------------
     Purchases at cost              $2,294,297   $1,691,592      $231,562    $2,583,815   $269,893     $1,156,420      $413,133
     Proceeds from sales             1,471,091    1,364,181        81,723     1,007,679    110,669        278,168       123,782

Purchases at cost and proceeds from sales of long-term U.S. Government securities during the year ended September 30, 2002 were $386,583 and $107,684, respectively for Equity and Income.

Transactions in options written during the year ended September 30, 2002 were as follows:

                                                       OAKMARK                     SELECT                     SMALL CAP
                                                -------------------------------------------------------------------------------
                                                NUMBER OF    PREMIUMS       NUMBER OF    PREMIUMS      NUMBER OF     PREMIUMS
                                                CONTRACTS    RECEIVED       CONTRACTS    RECEIVED      CONTRACTS     RECEIVED
     --------------------------------------------------------------------------------------------------------------------------
     Options outstanding at
         September 30, 2001                            0    $         0            0    $         0           0    $         0
     Options written                             172,645     16,125,038      104,615     10,534,128       9,325      1,683,351
     Options terminated in closing
         purchase transactions                   (97,910)    (9,243,078)     (67,380)    (6,668,372)     (5,800)    (1,167,798)
     Options expired                             (50,745)    (5,804,083)     (25,389)    (3,500,703)     (3,325)      (413,956)
     Options exercised                           (23,990)    (1,077,877)     (11,846)      (365,053)       (200)      (101,597)
                                                 -------     ----------      -------    -----------      ------     ----------
     Options outstanding at
         September 30, 2002                            0    $         0            0    $         0           0    $         0

                                                                               EQUITY & INCOME                 GLOBAL
                                                                            ---------------------------------------------------
                                                                            NUMBER OF    PREMIUMS      NUMBER OF     PREMIUMS
                                                                            CONTRACTS    RECEIVED      CONTRACTS     RECEIVED
     --------------------------------------------------------------------------------------------------------------------------
     Options outstanding at September 30, 2001                                     0    $         0         450    $   141,020
     Options written                                                          49,964      5,314,503      26,135      3,011,740
     Options terminated in closing purchase transactions                     (30,549)    (3,674,211)    (24,925)    (2,852,310)
     Options expired                                                          (9,194)      (999,677)     (1,610)      (291,350)
     Options exercised                                                           (31)        (2,515)        (50)        (9,100)
                                                                             -------    -----------     -------     ----------
     Options outstanding at September 30, 2002                                10,190    $   638,100           0    $         0

5. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended September 30, 2002, is set forth below:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SELECT FUND

                                                                                    MARKET VALUE
                                      PURCHASES          SALES       DIVIDEND      SEPTEMBER 30,
     AFFILIATES                        (COST)          PROCEEDS       INCOME           2002
     --------------------------------------------------------------------------------------------
     Dun & Bradstreet Corporation     $109,946,411     $ 3,432,695      $0           $178,848,893
     Toys 'R' Us, Inc.                 210,755,208      10,492,421       0            129,270,730
                                      ------------     -----------      --           ------------
     TOTALS                           $320,701,619     $13,925,116      $0           $308,119,623

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SMALL CAP FUND

                                                                                                                   MARKET VALUE
                                                    PURCHASES                SALES               DIVIDEND          SEPTEMBER 30,
     AFFILIATES                                      (COST)                PROCEEDS               INCOME               2002
     -------------------------------------------------------------------------------------------------------------------------------
     Department 56, Inc.                             $10,772,852              $510,789              $0                $ 7,942,000
     Optimal Robotics Corp., Class A                   6,384,338               200,906               0                  5,833,140
     R.G. Barry Corporation                           10,857,418                31,219               0                  3,744,000
                                                     -----------              --------              --                -----------
     TOTALS                                          $28,014,608              $742,914              $0                $17,519,140

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL FUND

                                                                                                                   MARKET VALUE
                                                    PURCHASES                SALES               DIVIDEND          SEPTEMBER 30,
     AFFILIATES                                      (COST)                PROCEEDS               INCOME               2002
     -------------------------------------------------------------------------------------------------------------------------------
     Chargeurs SA                                   $ 19,034,755           $         0            $1,216,916         $ 24,632,990
     Cordiant Communications Group plc                50,280,582             8,718,722                     0           14,630,031
     Enodis plc                                       53,457,790             8,846,818             5,650,112           26,095,013
     Fila Holding S.p.A                               83,867,401               205,149                     0            3,006,328
     Michael Page International plc                   17,905,974                     0               866,135           40,276,985
     Orbotech, Ltd.                                   17,949,095                     0                     0           27,157,700
                                                    ------------           -----------            ----------         ------------
     TOTALS                                         $242,495,597           $17,770,689            $7,733,163         $135,799,047

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INT'L SMALL CAP FUND

                                                                                                                   MARKET VALUE
                                                    PURCHASES                SALES               DIVIDEND          SEPTEMBER 30,
     AFFILIATES                                      (COST)                PROCEEDS               INCOME               2002
     -------------------------------------------------------------------------------------------------------------------------------
     Alaska Milk Corporation                         $ 3,024,829               $     0              $216,616          $ 1,997,430
     Banco Latinoamericano                            10,642,049                86,525                     0            2,375,386
     Mainfreight Limited                               6,734,113                     0               141,073            4,013,599
     Matichon Public Company Limited,
         Foreign Shares                                3,448,354                     0               163,123             2,733,15
     Pfeiffer Vacuum Technology AG                    10,695,295                     0               239,563            9,178,710
     Royal Daulton plc                                 8,302,272                     0                     0            1,755,889
                                                     -----------               -------              --------          -----------
     TOTALS                                          $42,846,912               $86,525              $760,375          $22,054,170

THE OAKMARK FUND
FINANCIAL HIGHLIGHTS-CLASS I
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                           SEPTEMBER 30, SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
                                                               2002          2001            2000           1999         1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $   32.01     $   26.95       $   34.37      $   33.54    $   41.21
Income From Investment Operations:
    Net Investment Income                                        0.12          0.07            0.49           0.36         0.47
    Net Gains or Losses on Securities
    (both realized and unrealized)                              (3.85)         5.38           (2.91)          2.51        (1.73)
                                                            ---------      --------       ---------      ---------    ---------
    Total From Investment Operations:                           (3.73)         5.45           (2.42)          2.87        (1.26)
Less Distributions:
    Dividends (from net investment income)                      (0.20)        (0.39)          (0.26)         (0.44)       (0.40)
    Distributions (from capital gains)                           0.00          0.00           (4.74)         (1.60)       (6.01)
                                                            ---------      --------       ---------      ---------    ---------
    Total Distributions                                         (0.20)        (0.39)          (5.00)         (2.04)       (6.41)
                                                            ---------      --------       ---------      ---------    ---------
Net Asset Value, End of Period                              $   28.08      $  32.01       $   26.95      $   34.37    $   33.54
                                                            =========      ========       =========      =========    =========

Total Return                                                   (11.77)%       20.42%          (7.55)%         7.98%       (4.06)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                    $3,300.9      $3,109.1        $2,038.7       $4,772.8     $6,924.0
    Ratio of Expenses to Average Net Assets                      1.17%         1.15%           1.21%          1.11%        1.08%
    Ratio of Net Investment Income
    to Average Net Assets                                        0.38%         0.73%           1.42%          1.02%        1.22%
    Portfolio Turnover Rate                                        44%           57%             50%            13%          43%

FINANCIAL HIGHLIGHTS-CLASS II
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                      APRIL 5, 2001
                                                                        YEAR ENDED       THROUGH
                                                                       SEPTEMBER 30,  SEPTEMBER 30,
                                                                           2002         2001 (a)
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $ 31.97        $32.09
    Net Investment Income                                                      0.16          0.05
    Net Gains or Losses on Securities (both realized and unrealized)          (3.92)        (0.17)
                                                                            -------        ------
    Total From Investment Operations:                                         (3.76)        (0.12)
Less Distributions:
    Dividends (from net investment income)                                    (0.17)         0.00
    Distributions (from capital gains)                                         0.00          0.00
                                                                            -------        ------
    Total Distributions                                                       (0.17)         0.00
                                                                            -------        ------
Net Asset Value, End of Period                                              $ 28.04        $31.97
                                                                            =======        ======
Total Return                                                                 (11.85)%       (0.37)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                                    $  7.7         $ 0.1
    Ratio of Expenses to Average Net Assets                                    1.44%         1.32%*
    Ratio of Net Investment Income to Average Net Assets                       0.35%         0.46%*
    Portfolio Turnover Rate                                                      44%           57%

* Data has been annualized.
(a) The date which Class II shares were first sold to the public was April 5, 2001.

THE OAKMARK SELECT FUND
FINANCIAL HIGHLIGHTS-CLASS I
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                           SEPTEMBER 30, SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
                                                               2002          2001            2000           1999         1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $   25.20     $   21.45       $   20.92      $   16.76    $   16.34
Income From Investment Operations:
    Net Investment Income                                        0.02          0.03            0.13           0.19         0.03
    Net Gains or Losses on Securities
    (both realized and unrealized)                              (3.50)         5.17            4.32           4.73         0.56
                                                            ---------     ---------       ---------      ---------    ---------
    Total From Investment Operations:                           (3.48)         5.20            4.45           4.92         0.59
Less Distributions:
    Dividends (from net investment income)                      (0.05)        (0.09)          (0.20)         (0.05)        0.00
    Distributions (from capital gains)                           0.00         (1.36)          (3.72)         (0.71)       (0.17)
                                                            ---------     ---------       ---------      ---------    ---------
    Total Distributions                                         (0.05)        (1.45)          (3.92)         (0.76)       (0.17)
                                                            ---------     ---------       ---------      ---------    ---------
Net Asset Value, End of Period                              $   21.67     $   25.20       $   21.45      $   20.92    $   16.76
                                                            =========     =========       =========      =========    =========
Total Return                                                   (13.85)%       25.75%          24.53%         30.07%        3.64%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                    $3,717.6      $4,161.4        $1,772.0       $1,638.9     $1,227.9
    Ratio of Expenses to Average Net Assets                      1.07%         1.08%           1.17%          1.16%        1.22%
    Ratio of Net Investment Income
    to Average Net Assets                                        0.09%         0.26%           0.76%          0.98%        0.17%
    Portfolio Turnover Rate                                        32%           21%             69%            67%          56%

FINANCIAL HIGHLIGHTS-CLASS II
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                   DECEMBER 31, 1999
                                                                        YEAR ENDED     YEAR ENDED       THROUGH
                                                                       SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                                           2002           2001         2000 (a)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $ 25.10       $21.40          $18.42
    Net Investment Income (Loss)                                             (0.04)        0.00            0.10
    Net Gains or Losses on Securities (both realized and unrealized)         (3.50)        5.10            2.88
                                                                           -------       ------          ------
    Total From Investment Operations:                                        (3.54)        5.10            2.98
Less Distributions:
    Dividends (from net investment income)                                    0.00        (0.06)           0.00
    Distributions (from capital gains)                                        0.00        (1.34)           0.00
                                                                           -------       ------          ------
    Total Distributions                                                       0.00        (1.40)           0.00
                                                                           -------       ------          ------
Net Asset Value, End of Period                                             $ 21.56       $25.10          $21.40
                                                                           =======       ======          ======

Total Return                                                                (14.10)%      25.28%          16.18%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                                   $ 64.4        $35.4           $ 6.8
    Ratio of Expenses to Average Net Assets                                   1.36%        1.40%           1.41%*
    Ratio of Net Investment Income (Loss) to Average Net Assets              (0.19)%      (0.08)%          0.59%*
    Portfolio Turnover Rate                                                     32%          21%             69%

* Data has been annualized.
(a) The date which Class II shares were first sold to the public was December 31, 1999.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SMALL CAP FUND
FINANCIAL HIGHLIGHTS-CLASS I
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                          SEPTEMBER 30, SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
                                                              2002          2001            2000           1999         1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $ 14.57       $ 15.10         $ 13.88        $ 12.63      $ 20.34
Income From Investment Operations:
    Net Investment Income (Loss)                              (0.11)         0.00            0.00           0.14        (0.12)
    Net Gains or Losses on Securities
    (both realized and unrealized)                            (0.36)        (0.02)           1.22           1.20        (4.73)
                                                            -------       -------         -------        -------      -------
    Total From Investment Operations:                         (0.47)        (0.02)           1.22           1.34        (4.85)
Less Distributions:
    Dividends (from net investment income)                     0.00          0.00            0.00           0.00         0.00
    Distributions (from capital gains)                         0.00         (0.51)           0.00          (0.09)       (2.86)
                                                            -------       -------         -------        -------      -------
Total Distributions                                            0.00         (0.51)           0.00          (0.09)       (2.86)
                                                            -------       -------         -------        -------      -------
Net Asset Value, End of Period                              $ 14.10       $ 14.57         $ 15.10        $ 13.88      $ 12.63
                                                            =======       =======         =======        =======      =======

Total Return                                                  (3.23)%        0.07%           8.79%         10.56%      (26.37)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                    $356.9        $264.6          $248.7         $437.1       $618.0
    Ratio of Expenses to Average Net Assets                    1.33%         1.27%           1.50%(a)       1.48%        1.45%
    Ratio of Net Investment Income (Loss)
    to Average Net Assets                                     (0.67)%       (0.28)%         (0.41)%(a)     (0.44)%      (0.40)%
    Portfolio Turnover Rate                                      22%           47%             28%            68%          34%

(a) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Advisers, ratios would have been as follows:

                                                                  SEPTEMBER 30,
                                                                      2000
--------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                1.59%
Ratio of Net Income (Loss) to Average Net Assets                      (0.50)%

FINANCIAL HIGHLIGHTS-CLASS II
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           APRIL 10, 2002
                                                                               THROUGH
                                                                            SEPTEMBER 30,
                                                                              2002 (b)
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $ 19.71
    Net Investment Income (Loss)                                                (0.20)(c)
    Net Gains or Losses on Securities (both realized and unrealized)            (5.42)
                                                                              -------
    Total From Investment Operations:                                           (5.62)
                                                                              -------
Net Asset Value, End of Period                                                $ 14.09
                                                                              =======

Total Return                                                                   (28.51)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                                      $  0.5
    Ratio of Expenses to Average Net Assets                                      1.48%*
    Ratio of Net Investment Income (Loss) to Average Net Assets                 (0.85)%*
    Portfolio Turnover Rate                                                     22%

* Data has been annualized.
(b) The date which Class II shares were first sold to the public was April 10, 2002.
(c)  Computed using average shares outstanding throughout the period.

THE OAKMARK EQUITY AND INCOME FUND
FINANCIAL HIGHLIGHTS-CLASS I
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                          SEPTEMBER 30, SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
                                                              2002          2001            2000           1999         1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $   17.45       $ 16.50         $ 15.68        $ 13.99      $ 14.49
Income From Investment Operations:
    Net Investment Income                                        0.33(a)       0.08            0.35           0.39         0.29
    Net Gains or Losses on Securities
    (both realized and unrealized)                              (0.40)         2.11            2.28           1.72         0.04
                                                            ---------       -------         -------        -------      -------
    Total From Investment Operations:                           (0.07)         2.19            2.63           2.11         0.33
Less Distributions:
    Dividends (from net investment income)                      (0.16)        (0.24)          (0.45)         (0.21)       (0.24)
    Distributions (from capital gains)                          (0.04)        (1.00)          (1.36)         (0.21)       (0.59)
                                                            ---------       -------         -------        -------      -------
    Total Distributions                                         (0.20)        (1.24)          (1.81)         (0.42)       (0.83)
                                                            ---------       -------         -------        -------      -------
Net Asset Value, End of Period                              $   17.18       $ 17.45         $ 16.50        $ 15.68      $ 13.99
                                                            =========       =======         =======        =======      =======

Total Return                                                    (0.47)%       14.40%          18.51%         15.32%        2.57%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                    $2,241.9        $620.1          $ 54.5         $ 60.3       $ 57.7
    Ratio of Expenses to Average Net Assets                      0.96%         0.98%           1.24%          1.18%        1.31%
    Ratio of Net Investment Income
    to Average Net Assets                                        1.71%         2.07%           3.04%          2.65%        2.39%
    Portfolio Turnover Rate                                        73%          124%             87%            81%          46%

(a)  Computed using average shares outstanding throughout the period.

FINANCIAL HIGHLIGHTS-CLASS II
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                       JULY 13, 2000
                                                                           YEAR ENDED    YEAR ENDED       THROUGH
                                                                          SEPTEMBER 30, SEPTEMBER 30,  SEPTEMBER 30,
                                                                              2002          2001         2000 (b)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $ 17.40        $16.49          $15.51
    Net Investment Income                                                      0.30(c)       0.07            0.30
    Net Gains or Losses on Securities (both realized and unrealized)          (0.40)         2.08            0.68
                                                                            -------        ------          ------
    Total From Investment Operations:                                         (0.10)         2.15            0.98
Less Distributions:
    Dividends (from net investment income)                                    (0.11)        (0.24)           0.00
    Distributions (from capital gains)                                        (0.04)        (1.00)           0.00
                                                                            -------        ------          ------
    Total Distributions                                                       (0.15)        (1.24)           0.00
                                                                            -------        ------          ------
Net Asset Value, End of Period                                              $ 17.15        $17.40          $16.49
                                                                            =======        ======          ======
Total Return                                                                  (0.60)%       14.07%           6.32%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                                    $118.7         $ 3.3           $ 0.4
    Ratio of Expenses to Average Net Assets                                    1.20%         1.23%           1.32%*
    Ratio of Net Investment Income to Average Net Assets                       1.50%         1.95%           2.59%*
    Portfolio Turnover Rate                                                      73%          124%             87%

* Data has been annualized.
(b) The date which Class II shares were first sold to the public was July 13, 2000.
(c)  Computed using average shares outstanding throughout the period.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK GLOBAL FUND
FINANCIAL HIGHLIGHTS-CLASS I
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                            AUGUST 4, 1999
                                                           YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                          SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                              2002             2001             2000           1999 (a)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $ 10.83           $ 10.91         $  9.18        $ 10.00
Income From Investment Operations:
    Net Investment Income (Loss)                               0.00(b)(c)        0.03            0.11           0.01
    Net Gains or Losses on Securities
    (both realized and unrealized)                             0.76(d)           0.12            1.63          (0.83)
                                                            -------           -------         -------        -------
    Total From Investment Operations:                          0.76              0.15            1.74          (0.82)
Less Distributions:
    Dividends (from net investment income)                    (0.00)            (0.17)          (0.01)          0.00
    Distributions (from capital gains)                        (0.29)            (0.06)           0.00           0.00
                                                            -------           -------         -------        -------
    Total Distributions                                       (0.29)            (0.23)          (0.01)          0.00
                                                            -------           -------         -------        -------
Net Asset Value, End of Period                              $ 11.30           $ 10.83         $ 10.91        $  9.18
                                                            =======           =======         =======        =======

Total Return                                                   6.84%             1.37%          18.97%         (8.20)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                    $175.6            $ 48.2          $ 27.2         $ 24.0
    Ratio of Expenses to Average Net Assets                    1.55%             1.75%(e)        1.75%(e)       1.75%*(e)
    Ratio of Net Investment Income (Loss)
    to Average Net Assets                                     (0.01)%            0.00(e)         0.54%(e)       0.98%*(e)
    Portfolio Turnover Rate                                      86%              114%            147%             7%

* Data has been annualized.
(a) The date which Fund shares were first offered for sale to the public was August 4, 1999.
(b)  Amount rounds to less than $(0.01) per share.
(c)  Computed using average shares outstanding throughout the period.
(d) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemption of Fund shares in relation to the fluctuating market values of the Fund.
(e) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Advisers, ratios would have been as follows:

                                                        SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                            2001           2000           1999
---------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                     1.80%          1.96%          2.22%*
Ratio of Net Income (Loss) to Average Net Assets           (0.05)%         0.34%          0.51%*

THE OAKMARK GLOBAL FUND
FINANCIAL HIGHLIGHTS-CLASS II
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                            OCTOBER 10, 2001
                                                                                THROUGH
                                                                              SEPTEMBER 30,
                                                                                2002 (a)
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                             $11.25
    Net Investment Income (Loss)                                                  (0.03)
    Net Gains or Losses on Securities (both realized and unrealized)               0.31(b)
                                                                                 ------
    Total From Investment Operations:                                              0.28
Less Distributions:
    Dividends (from net investment income)                                        (0.00)
    Distributions (from capital gains)                                            (0.29)
                                                                                 ------
    Total Distributions                                                           (0.29)
                                                                                 ------
Net Asset Value, End of Period                                                   $11.24
                                                                                 ======
Total Return                                                                       2.31%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                                         $ 0.6
    Ratio of Expenses to Average Net Assets                                        1.86%*
    Ratio of Net Investment Income (Loss) to Average Net Assets                   (0.26)%*
    Portfolio Turnover Rate                                                          86%

* Data has been annualized.
(a) The date which Class II shares were first offered for sale to the public was October 10, 2001.
(b) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemption of Fund shares in relation to the fluctuating market values of the Fund.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS-CLASS I
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                          SEPTEMBER 30, SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
                                                              2002          2001            2000           1999         1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $   12.51     $  15.40        $  13.95       $  10.42     $  18.77
Income From Investment Operations:
    Net Investment Income (Loss)                                 0.14         0.20            1.02          (0.34)        0.41
    Net Gains or Losses on Securities
    (both realized and unrealized)                              (0.31)       (2.07)           0.92           4.89        (5.32)
                                                            ---------     --------        --------       --------     --------
    Total From Investment Operations:                           (0.17)       (1.87)           1.94           4.55        (4.91)
Less Distributions:
    Dividends (from net investment income)                      (0.17)       (0.51)          (0.49)         (0.24)       (0.58)
    Distributions (from capital gains)                           0.00        (0.51)           0.00          (0.78)       (2.86)
                                                            ---------     --------        --------       --------     --------
    Total Distributions                                         (0.17)       (1.02)          (0.49)         (1.02)       (3.44)
                                                            ---------     --------        --------       --------     --------
Net Asset Value, End of Period                              $   12.17     $  12.51        $  15.40       $  13.95     $  10.42
                                                            =========     ========        ========       ========     ========

Total Return                                                    (1.53)%     (13.10)%         14.27%         46.41%      (29.90)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                    $1,393.8      $ 738.5         $ 782.4        $ 811.1      $ 756.1
    Ratio of Expenses to Average Net Assets                      1.31%        1.30%           1.30%          1.29%        1.32%
    Ratio of Net Investment Income (Loss)
    to Average Net Assets                                        1.34%        1.40%           1.87%          1.94%        1.95%
    Portfolio Turnover Rate                                        24%          58%             64%            54%          43%

FINANCIAL HIGHLIGHTS-CLASS II
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                 NOVEMBER 4, 1999
                                                                      YEAR ENDED     YEAR ENDED       THROUGH
                                                                     SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                                         2002           2001         2000 (a)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $ 12.47       $ 15.37         $ 14.36
    Net Investment Income                                                  0.15          0.17            0.96
    Net Gains or Losses on Securities (both realized and unrealized)      (0.37)        (2.10)           0.54
                                                                        -------       -------         -------
    Total From Investment Operations:                                     (0.22)        (1.93)           1.50
Less Distributions:
    Dividends (from net investment income)                                (0.12)        (0.49)          (0.49)
    Distributions (from capital gains)                                     0.00         (0.48)           0.00
                                                                        -------       -------         -------
    Total Distributions                                                   (0.12)        (0.97)          (0.49)
                                                                        -------       -------         -------
Net Asset Value, End of Period                                          $ 12.13       $ 12.47         $ 15.37
                                                                        =======       =======         =======

Total Return                                                              (1.76)%      (13.44)%         10.79%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                                $ 48.5        $  1.9          $  0.1
    Ratio of Expenses to Average Net Assets                                1.58%         1.64%           1.50%*
    Ratio of Net Investment Income to Average Net Assets                   1.33%         0.62%           1.98%*
    Portfolio Turnover Rate                                                  24%           58%             64%

* Data has been annualized.
(a) The date which Class II shares were first sold to the public was November 4, 1999.

THE OAKMARK INTERNATIONAL SMALL CAP FUND
FINANCIAL HIGHLIGHTS-CLASS I
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                          SEPTEMBER 30, SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
                                                              2002          2001            2000           1999         1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $ 10.00       $ 11.51         $ 12.64        $  6.89      $ 12.20
Income From Investment Operations:
    Net Investment Income                                      0.11          0.13            0.23           0.24         0.18
    Net Gains or Losses on Securities
    (both realized and unrealized)                             0.36(a)      (0.81)          (0.66)          5.71        (4.09)
                                                            -------       -------         -------        -------      -------
    Total From Investment Operations:                          0.47         (0.68)          (0.43)          5.95        (3.91)
Less Distributions:
    Dividends (from net investment income)                    (0.16)        (0.34)          (0.11)         (0.20)       (0.06)
    Distributions (from capital gains)                        (0.14)        (0.49)          (0.59)          0.00        (1.34)
                                                            -------       -------         -------        -------      -------
    Total Distributions                                       (0.30)        (0.83)          (0.70)         (0.20)       (1.40)
                                                            -------       -------         -------        -------      -------
Net Asset Value, End of Period                              $ 10.17       $ 10.00         $ 11.51        $ 12.64      $  6.89
                                                            =======       =======         =======        =======      =======

Total Return                                                   4.68%        (6.18)%         (3.44)%        88.02%      (35.20)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                    $357.7        $118.9          $ 90.3         $155.4       $ 51.8
    Ratio of Expenses to Average Net Assets                    1.64%         1.74%           1.77%          1.79%        1.96%
    Ratio of Net Investment Income
    to Average Net Assets                                      1.28%         1.83%           1.99%          2.31%        2.17%
    Portfolio Turnover Rate                                      42%           49%             40%           126%          69%

FINANCIAL HIGHLIGHTS-CLASS II
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                           JANUARY 8, 2001
                                                                           YEAR ENDED          THROUGH
                                                                          SEPTEMBER 30,     SEPTEMBER 30,
                                                                              2002            2001 (b)
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                           $ 9.97             $10.73
    Net Investment Income                                                        0.13(c)            0.15
    Net Gains or Losses on Securities (both realized and unrealized)             0.30(c)(d)        (0.91)
                                                                               ------             ------
    Total From Investment Operations:                                            0.43              (0.76)
Less Distributions:
    Dividends (from net investment income)                                      (0.12)              0.00
    Distributions (from capital gains)                                          (0.14)              0.00
                                                                               ------             ------
    Total Distributions                                                         (0.26)              0.00
                                                                               ------             ------
Net Asset Value, End of Period                                                 $10.14             $ 9.97
                                                                               ======             ======

Total Return                                                                     4.25%             (7.08)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                                       $ 0.3              $ 0.0
    Ratio of Expenses to Average Net Assets                                      1.87%              1.97%*
    Ratio of Net Investment Income to Average Net Assets                         1.06%              1.76%*
    Portfolio Turnover Rate                                                        42%                49%

* Data has been annualized.
(a) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemption of Fund shares in relation to the fluctuating market values of the Fund.
(b) The date which Class II shares were first sold to the public was January 8, 2001.
(c)  Computed using average shares outstanding throughout the period.
(d) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemption of Fund shares in relation to the fluctuating market values of the Fund.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF HARRIS
ASSOCIATES INVESTMENT TRUST:

     WE HAVE AUDITED THE ACCOMPANYING STATEMENTS OF ASSETS AND LIABILITIES, INCLUDING THE SCHEDULES OF INVESTMENTS, OF HARRIS ASSOCIATES INVESTMENT TRUST COMPRISING THE OAKMARK FUND, THE OAKMARK SELECT FUND, THE OAKMARK SMALL CAP FUND, THE OAKMARK EQUITY AND INCOME FUND, THE OAKMARK GLOBAL FUND, THE OAKMARK INTERNATIONAL FUND, AND THE OAKMARK INTERNATIONAL SMALL CAP FUND (COLLECTIVELY, THE "FUNDS") AS OF SEPTEMBER 30, 2002, AND THE RELATED STATEMENTS OF OPERATIONS, CHANGES IN NET ASSETS AND FINANCIAL HIGHLIGHTS FOR THE YEAR THEN ENDED. THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE THE RESPONSIBILITY OF THE FUNDS' MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS BASED ON OUR AUDITS. THE FUNDS' FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR THE PERIODS ENDED PRIOR TO SEPTEMBER 30, 2002, WERE AUDITED BY OTHER AUDITORS WHO HAVE CEASED OPERATIONS. THOSE AUDITORS EXPRESSED AN UNQUALIFIED OPINION ON THOSE STATEMENTS AND FINANCIAL HIGHLIGHTS IN THEIR REPORT DATED OCTOBER 26, 2001.

     WE CONDUCTED OUR AUDITS IN ACCORDANCE WITH AUDITING STANDARDS GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDITS TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. OUR PROCEDURES INCLUDED CONFIRMATION OF SECURITIES OWNED AS OF SEPTEMBER 30, 2002, BY CORRESPONDENCE WITH THE FUNDS' CUSTODIAN AND BROKERS. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDITS PROVIDE A REASONABLE BASIS FOR OUR OPINION.

     IN OUR OPINION, THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITION OF EACH OF THE FUNDS AS OF SEPTEMBER 30, 2002, THE RESULTS OF THEIR OPERATIONS, THE CHANGES IN THEIR NET ASSETS, AND THEIR FINANCIAL HIGHLIGHTS FOR THE YEAR THEN ENDED, IN CONFORMITY WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA.

DELOITTE & TOUCHE LLP
Chicago, Illinois
October 25, 2002